As filed with the Securities and Exchange Commission on September 29, 2026
Securities Act Registration No.
333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

GOLDMAN SACHS BDC, INC.
(Exact Name of Registrant as Specified in the Charter)

200 West Street
New York,
New York
10282
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (312)
655-4419
Caroline Kraus, Esq.
Curtis Tate, Esq.
Goldman Sachs BDC, Inc.
200 West Street
New York,
New York
10282
(Name and Address of Agent for Service)
Copies of information to:

Joshua Wechsler, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000	Thomas J. Friedmann, Esq. William J. Bielefeld, Esq. Darius I. Ravangard, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110 Telephone: (617) 728-7100

Approximate date of proposed public offering:
From time to time after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.
If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b2 under the Securities Exchange Act of 1934).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS
GOLDMAN SACHS BDC, INC.
Common Stock
Preferred Stock
Warrants
Debt Securities
Subscription Rights

We are an externally managed specialty finance company that is a non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are focused on lending to “middle market companies,” a term we generally use to refer to companies with between $5 million and $200 million of annual earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) excluding certain onetime, and non-recurring
items that are outside the operations of these companies. Our investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche debt, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.
We are managed by our investment adviser, Goldman Sachs Asset Management, L.P., a Delaware limited partnership (“GSAM” or our “Investment Adviser”), an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. (“GS Group Inc.”). GS Group Inc., together with Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), GSAM and its other subsidiaries and affiliates, are collectively referred to herein as “Goldman Sachs.”
We may offer, from time to time, in one or more offerings, together or separately, our common stock, preferred stock, warrants, debt securities or subscription rights representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
Our common stock is traded on the New York Stock Exchange under the symbol “GSBD.” On September 28, 2026, the last reported sales price of our common stock on the New York Stock Exchange was $9.46 per share, and the net asset value (“NAV”) per share of our common stock on June 30, 2026 (the last date prior to the date of this prospectus on which we determined our NAV per share) was $12.06.
This prospectus describes some of the general terms that may apply to an offering of our securities that a prospective investor ought to know before investing. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read and retain for future reference this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”), which we incorporate by reference herein. See “Incorporation by Reference.” You may obtain this information or make stockholder inquiries by written or oral request and free of charge by contacting us at 200 West Street, New York, NY 10282, on our website at http://www.goldmansachsbdc.com, or by calling us at (212)
902-0300.
Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.
Shares of
closed-end
investment companies, including BDCs, that are listed on an exchange frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in any offering. Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” in this prospectus, “Item 1A. Risk Factors” in our recent annual report on Form
10-K,
“Part II—Item 1A. Risk Factors” in our most recent quarterly report on Form
10-Q,
as well as in any of our subsequent SEC filings, for more information.
The securities in which we invest are generally not rated by any rating agency, and if they were rated, they would be rated below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than
“BBB-”
by Fitch Ratings or Standard & Poor’s Ratings Services). These securities, which may be referred to as “junk bonds,” “high yield bonds” or “leveraged loans,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is September 29, 2026

You should rely only on the information contained in this prospectus, any applicable prospectus supplements, and the documents incorporated by reference herein or therein. We have not authorized any other person to provide you with different information or to make any representations not contained in this prospectus, any applicable prospectus supplements, and the documents incorporated by reference herein or therein. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus, any applicable prospectus supplements, and the documents incorporated by reference herein or therein, is accurate only as of the dates on their respective covers. Our business, financial condition, results of operations, cash flows and prospects may have changed since such dates.
TRADEMARKS
This prospectus, any applicable prospectus supplements, and the documents incorporated by reference herein or therein, contains trademarks and service marks owned by Goldman Sachs. This prospectus, any applicable prospectus supplements, and the documents incorporated by reference herein or therein, may also contain trademarks and service marks owned by third parties.
ABOUT THIS PROSPECTUS
This prospectus is part of an automatic “shelf” registration statement that we have filed with the SEC as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, an indefinite amount of our common stock, preferred stock, warrants, debt securities or subscription rights representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers,
“at-the-market”
to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.
We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation By Reference,” “Prospectus Summary” and “Risk Factors” before making an investment decision.
This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

PROSPECTUS SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the securities offered by this prospectus. You should review the more detailed information contained in this prospectus, together with any applicable prospectus supplements or free writing prospectuses, especially the information set forth under the heading “Risk Factors” in this prospectus, “Item 1A. Risk Factors” in our most recent annual report on
Form 10-K,
“Part II—Item 1A. Risk Factors” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings, and the information set forth under the caption “Available Information” in this prospectus.
Unless indicated otherwise in this prospectus or the context requires otherwise, the terms “Company,” “we,” “us,” “our,” or “GS BDC” refer to Goldman Sachs BDC, Inc. or to Goldman Sachs BDC, Inc. and its consolidated subsidiaries, as the context may require. Goldman Sachs advises clients in many markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including us, Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Phillip Street BDC LLC, Goldman Sachs Private Credit Corp. and West Bay BDC LLC), relationships and products, collectively, the “Accounts”).
Goldman Sachs BDC, Inc.
We are a specialty finance company focused on lending to middle-market companies. We are a closed-end
management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, we have elected to be treated as a regulated investment company (“RIC”) and we expect to qualify annually for tax treatment as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our taxable year ended December 31, 2013. From our formation in 2012 through June 30, 2026, we originated approximately $9.94 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. We seek to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche debt, including last-out
portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.
“Unitranche” loans are first lien loans that may extend deeper in a borrower’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in such loan. In a number of instances, we may find another lender to provide the
“first-out”
portion of a unitranche loan while we retain the
“last-out”
portion of such loan, in which case, the
“first-out”
portion of the loan would generally receive priority with respect to the payment of principal, interest and any other amounts due thereunder as compared to the
“last-out”
portion that we would continue to hold. In exchange for taking greater risk of loss, the
“last-out”
portion generally earns a higher interest rate than the
“first-out”
portion of the loan. We use the term “mezzanine” to refer to debt that ranks senior in right of payment only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. We may make multiple investments in the same portfolio company.
We may also originate “covenant-lite” loans, which are loans with fewer financial maintenance covenants than other obligations, or no financial maintenance covenants. Such covenant-lite loans may not include terms that allow the lender to monitor the performance of the borrower or to declare a default if certain criteria are breached. These flexible covenants (or the absence of covenants) could permit borrowers to experience a significant downturn in their results of operations without triggering any default that would permit holders of their debt (such as us) to accelerate indebtedness or negotiate terms and pricing. In the event of default, covenant-lite loans may recover less value than traditional loans as the lender may not have an opportunity to negotiate with the borrower prior to such default.
We invest primarily in U.S. middle-market companies, which we believe are underserved by traditional providers of capital such as banks and the public debt markets. In describing our business, we generally use the term “middle market companies” to refer to companies with between $5 million and $200 million of EBITDA excluding certain one-time,
and
non-recurring
items that are outside the operations of these companies. However, we may from time to time invest in larger or smaller companies. We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we may generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to us, unless, to the extent required by applicable law or exemptive relief therefrom, we only receive our allocable portion of such fees when invested in the same portfolio company as another Account. The companies in which we invest use our capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.
Investment Strategy
Our origination strategy focuses on leading the negotiation and structuring of the loans or securities in which we invest and holding the investments in our portfolio to maturity. In many cases, we are the sole investor in the loan or security in our portfolio. Where there are multiple investors, we generally seek to control or obtain significant influence over the rights of investors in the loan or security. We generally seek to make investments that have maturities of three to ten years and investment size ranges from $10 million to $75 million or above. In addition, from time to time, we may opportunistically dispose of certain assets as part of our overall investment strategy.
Corporate Structure
We were formed as a private fund in September 2012 and commenced operations in November 2012, using seed capital contributions we received from GS Group Inc. In March 2013, we elected to be treated as a BDC. We have elected to be treated as a RIC, and we expect to qualify annually for tax treatment as a RIC, commencing with our taxable year ended December 31, 2013. On March 18, 2015, our common stock began trading on the New York Stock Exchange (“NYSE”) under the symbol “GSBD.” As of June 30, 2026, GS Group Inc., together with certain of its subsidiaries, owned 5.8% of our common stock.
Our Investment Adviser
GSAM serves as our Investment Adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of our board of directors (the “Board of Directors” or the “Board”), a majority of which is made up of independent directors (including an independent Chairperson), GSAM manages our day-to-day
operations and provides us with investment advisory and management services and certain administrative services. GSAM is a subsidiary of GS Group Inc., a bank holding company and a financial holding company, regulated by the board of governors of the federal reserve system. GS Group Inc. is a leading global financial institution that provides a broad range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. GS Group Inc. is the general partner and owner of GSAM.
The Goldman Sachs Asset Management Private Credit Team
The Goldman Sachs Asset Management Private Credit Team is dedicated to the direct origination investment strategy of the Company and other Accounts that share a similar investment strategy with us. The Goldman Sachs Asset Management Private Credit Team is comprised of over 280 investment professionals across 14 cities and 4 continents as of June 30, 2026. Within the Goldman Sachs Asset Management Private Credit Direct Lending Team, over 90 private credit investment professionals across 6 offices in the Americas, as of June 30, 2026, are currently led by Greg Watts and Steven Budig, effective August 3, 2026. The Goldman Sachs Asset Management Private Credit Team is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, and negotiating, structuring, monitoring, and servicing our investments. In addition, the Investment Adviser and Goldman Sachs have risk management, legal, accounting, tax, information technology and compliance personnel, among other personnel, who provide services to us. We benefit from the expertise provided by these personnel in our operations.
The Goldman Sachs Asset Management Private Credit Team utilizes a bottom-up,
fundamental research approach to lending. The managing directors of this team had an average industry experience of over 20 years coupled with an average tenure at Goldman Sachs of over 13 years as of June 30, 2026.
Private Credit Investment Committee
All investment decisions are made by the investment committee of the Goldman Sachs Asset Management Private Credit Team (the “Private Credit Investment Committee”). The Private Credit Investment Committee currently consists of the following members: James Reynolds, Vivek Bantwal, Patrick Armstrong, Amitayush Bahri, Steven Budig, Kevin Sterling, Stephanie Rader, David Miller, Greg Watts and Moritz Jobke, along with members from Goldman Sachs’ Compliance, Legal, Tax and Controllers groups. The Private Credit Investment Committee is responsible for approving all of our investments. The Private Credit Investment Committee also monitors investments in our portfolio and approves all asset dispositions. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Private Credit Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. The size, membership, authority and voting rights of members of the Private Credit Investment Committee are subject to change from time to time without prior notice.
The purpose of our Private Credit Investment Committee is to evaluate and approve, as deemed appropriate, all investments by our Investment Adviser. Our Private Credit Investment Committee process is intended to bring the diverse experience and perspectives of our Private Credit Investment Committee’s members to the analysis and consideration of every investment. Our Private Credit Investment Committee also serves to provide investment consistency and adherence to our Investment Adviser’s investment philosophies and policies. Our Private Credit Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.
Allocation of Investment Opportunities
Our investment objectives and investment strategies are similar to those of other Accounts, and an investment opportunity appropriate for us may also be appropriate for such other Accounts (which may include proprietary accounts of Goldman Sachs). This creates potential conflicts in allocating investment opportunities among us and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments
by us and such other Accounts are not permitted under applicable law. For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “
Item 1. Business—Allocation of Investment Opportunities
” and “
Item 1A. Risk Factors—Our Business and Structure—Potential conflicts of interest with other businesses of Goldman Sachs could impact our investment returns
” in our most recent annual report on Form
10-K.
Market Opportunity
The Goldman Sachs Asset Management Private Credit Team believes there is an attractive investment opportunity to invest in U.S. middle-market companies. According to the National Center for the Middle Market,

the U.S. middle market is composed of nearly 200,000 companies that represent approximately 33% of the private sector gross domestic product.
1
The Goldman Sachs Asset Management Private Credit Team believes that there is an attractive investment environment for BDCs to provide loans to U.S. middle market companies. For a further discussion of the market opportunities associated with the Company’s focus on middle market companies, see “
Item 1. Business—Market Opportunity
” in our most recent annual report on Form
10-K.
Competitive Advantages
GS Group Inc. is a leading global financial institution that delivers a broad range of financial services to a large and diversified client base that includes corporations, financial institutions, governments and individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world. Goldman Sachs, with approximately $4.0 trillion in firmwide assets under supervision as of June 30, 2026, provides investment management services to a diverse set of clients worldwide, including private institutions, public entities and individuals. For a detailed discussion of the Company’s competitive advantages, see “
Item 1. Business—Competitive Advantages
” in our most recent annual report on Form
10-K
and subsequent filings with the SEC.
Operating and Regulatory Structure
We have elected to be treated as a BDC under the Investment Company Act. As a BDC, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the Investment Company Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the NYSE) or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter
bulletin board and through OTC Markets are not listed on a national securities exchange and therefore are eligible portfolio companies. See “
Item 1. Business—Regulation-Qualifying Assets
” in our most recent annual report on Form
10-K.
We have elected to be treated as a RIC, and we expect to qualify annually for tax treatment as a RIC, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source of income, distribution and asset diversification requirements. We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and we may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. In addition, the distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. See “
Price Range of Common Stock and Distributions
.”

1
As of
year-end
December 2025, according to the National Center for the Middle Market, which defined middle market as companies with annual revenue of $10 million-$1 billion. See http://www.middlemarketcenter.org. This website is not incorporated by reference into this prospectus and you should not consider information contained on this website to be part of this prospectus or any other report we file with the SEC.

Use of Leverage
Our senior secured revolving credit agreement (as amended, the “Revolving Credit Facility”) with Truist Bank, as administrative agent, and Bank of America, N.A., as syndication agent, our 6.375% Notes due 2027 (the “2027 Notes”), our 5.100% Notes due 2029 (the “2029 Notes”) and our 5.650% Notes due 2030 (the “2030 Notes”) allow us to borrow money and lever our investment portfolio, subject to the limitations of the Investment Company Act, with the objective of increasing our yield. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of leverage involves significant risks. We are permitted to borrow amounts such that our asset coverage ratio, as defined in the Investment Company Act, is at least 150% after such borrowing (if certain requirements are met). As of June 30, 2026 and December 31, 2025, our asset coverage ratio based on the aggregate amount outstanding of our senior securities was 172% and 175%, respectively. We may also refinance or repay any of our indebtedness at any time based on our financial condition and market conditions.
Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus may be subject to Investment Company Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the Investment Company Act’s asset coverage requirement. The amount of leverage that we employ will depend on the assessment by our Investment Adviser and our Board of Directors of market conditions and other factors at the time of any proposed borrowing.
Recent Developments
On August 3, 2026, David Miller notified us of his intention to resign as our
Co-Chief
Executive Officer and
Co-Principal
Executive Officer. Effective December 31, 2026, Mr. Miller will cease serving as our
Co-Chief
Executive Officer and
Co-Principal
Executive Officer. Mr. Miller’s resignation is not the result of any disagreement with us. To assist in an orderly transition, Mr. Miller will continue to serve in his current role during the transition period. Mr. Miller also became the chairman of the GSAM Private Credit Direct Lending Team in the Americas effective August 6, 2026 and will become an advisory director to Goldman Sachs effective December 31, 2026. Mr. Miller currently serves, and following the effective date of his resignation will continue to serve, as a member of the Private Credit Investment Committee.
Vivek Bantwal, our other
Co-Chief
Executive Officer and
Co-Principal
Executive Officer, will, as of December 31, 2026, become our sole Chief Executive Officer and sole Principal Executive Officer.
Effective August 3, 2026, we appointed Justin Betzen as our
Co-President
and
Co-Chief
Operating Officer. Tucker Greene, who previously served as our President and Chief Operating Officer, now serves as our
Co-President
and
Co-Chief
Operating Officer. For additional information regarding our management team, see “Management.”
Summary Risk Factors
Investing in us involves a high degree of risk and you could lose all or part of your investment. The following is a summary of the principal risks you should carefully consider before investing in our securities. See “Risk Factors” beginning on page 14 and in our most recent Annual Report on Form
10-K
and Quarterly Report on Form
10-Q
incorporated by reference herein for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

•
The capital markets may experience periods of disruption and instability. Such market conditions may have materially and adversely affected debt and equity capital markets, which may have a negative impact on our business and operations.

•	Political, social and economic uncertainties may create and exacerbate risks.

•
Our operation as a BDC imposes numerous constraints on us and significantly reduces our operating flexibility. In addition, if we fail to maintain our status as a BDC, we might be regulated as a registered closed-end
investment company, which would subject us to additional regulatory restrictions.

•
We will be subject to U.S. federal income tax at corporate rates (and any applicable U.S. state and local taxes) on all of our income if we are unable to maintain our qualification for tax treatment as a RIC, which would have a material adverse effect on our financial performance.

•
Regulations governing our operations as a BDC affect our ability to, and the way in which we, raise additional capital. These constraints may hinder our Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

•	Our ability to enter into transactions with our affiliates is restricted.

•	Our activities may be limited as a result of potentially being deemed to be controlled by GS Group Inc., a bank holding company.

•	Commodity Futures Trading Commission rules may have a negative impact on us and our Investment Adviser.

•	Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

•	Certain investors are limited in their ability to make significant investments in us.

•	We depend upon management personnel of our Investment Adviser for our future success.

•	We operate in a highly competitive market for investment opportunities.

•
We are dependent on information systems, and systems failures or cybersecurity incidents, as well as operating failures, could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

•	We are subject to risks associated with artificial intelligence and machine learning technology.

•	Our Investment Adviser, its principals, investment professionals and employees and the members of its Private Credit Investment Committee may have certain conflicts of interest.

•	Goldman Sachs’ financial and other interests may incentivize our Investment Adviser to favor other Accounts.

•	Our financial condition and results of operations depend on our Investment Adviser’s ability to manage our future growth effectively.

•	Our ability to grow depends on our access to adequate capital.

•	We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

•
The incentive fee (the “Incentive Fee”) based on income takes into account our past performance, and we may be obligated to pay the Investment Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio. The conflicts of interest faced by the Investment Adviser caused by compensation arrangements with us could result in actions that are not in the best interests of our stockholders. Potential conflicts of interest with other businesses of Goldman Sachs could impact our investment returns.

•	Goldman Sachs has influence, and may continue to exert influence, over our management and affairs and over most votes requiring stockholder approval.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

•	We may experience fluctuations in our quarterly results.

•	Our investments are very risky and highly speculative.

•	Investing in middle market companies involves a number of significant risks.

•	We have exposure to credit risk and other risks related to credit investments.

•	Changes in inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

•	We are exposed to risks associated with changes in interest rates.

•
Many of our portfolio securities do not have a readily available market price, and we value these securities at fair value as determined in good faith in accordance with the Investment Company Act, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

•	The lack of liquidity in our investments may adversely affect our business.

•
Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies default on their obligations under any of its debt instruments or if there is a downturn in a particular industry.

•	We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

•	Our failure or inability to make follow-on investments in our portfolio companies could impair the value of our portfolio.

•	Our portfolio companies may prepay loans, which may reduce stated yields in the future if the capital returned cannot be invested in transactions with equal or greater expected yields.

•	By originating loans to companies that are experiencing significant financial or business difficulties, we may be exposed to distressed lending risks.

•	Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would affect our results of operations.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Our portfolio companies may be highly leveraged.

•	Investing in our securities involves an above-average degree of risk.

•	The market price of our securities may fluctuate significantly.

•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value (“NAV”) per share.

•	Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan (the “DRIP”).

•	Our stockholders that do not opt out of our DRIP should generally expect to have current tax liabilities without receiving cash to pay such liabilities.

•
Certain provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law (“DGCL”), as well as other aspects of our structure, including the substantial ownership interest of GS Group Inc., could deter takeover attempts and have an adverse impact on the price of our common stock.

•	Investors may face various tax risks and consequences as a result of their investment in us.

•	Purchases of our common stock pursuant to any 10b5-1 plan or otherwise may result in the price of our common stock being higher than the price that otherwise might exist in the open market.

•	Purchases of our common stock pursuant to any 10b5-1 plan or otherwise may result in dilution to our NAV per share.

•
To the extent original issue discount (“OID”) and
payment-in-kind
(“PIK”) interest constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

•	Our credit ratings may not reflect all risks of an investment in our debt securities.

•	Holders of any preferred stock we might issue would have the right to elect members of the Board of Directors and class voting rights on certain matters.
Corporate Information
Our principal executive offices are located at 200 West Street, New York, New York 10282 and our telephone number is (312)
655-4419.
We maintain a website located at www.goldmansachsbdc.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES
The following table is intended to assist you in understanding the fees and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, the holders of our common stock will indirectly bear such fees or expenses.

Stockholder transaction expenses (as a percentage of offering price):
Sales load (as a percentage of offering price)	None(1)
Offering expenses (as a percentage of offering price)	None(2)
Dividend reinvestment plan expenses	None(3)

Total stockholder transaction expenses (as a percentage of offering price)	None

Estimated annual expenses (as a percentage of net assets attributable to common stock):(4)
Base management fees(5)	2.40%
Incentive fees(6)	1.82%
Interest payments on borrowed funds(7)(8)	7.87%
Other expenses(9)	1.87%

Total annual expenses	13.96%

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission).

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)
The expenses of the DRIP are included in “Other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share brokerage commission from the proceeds. See “Dividend Reinvestment Plan.”

(4)	“Net assets attributable to common stock” equals average net assets as of June 30, 2026. Annual expenses are calculated after giving effect to any expense reimbursement or waiver (if any).
(5)
Our management fee (the “Management Fee”) is calculated at (i) an annual rate of 1.00% (0.25% per quarter), of the average value of our gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. See “Item 1. Business—Management Agreements —Investment Management Agreement” in our most recent annual report on Form 10-K and subsequent filings with the SEC. The Management Fee referenced in the table above is based on actual net amounts incurred during the six months ended June 30, 2026, annualized for a full year.

(6)
The Incentive Fee payable to our Investment Adviser is based on our performance. It consists of two components, one based on income and the other based on capital gains, that are determined independent of each other, with the result that one component may be payable even if the other is not. For more detailed information about the Incentive Fee, see “
Item 1. Business-Management Agreements—Investment
Management Agreement
” in our most recent annual report on Form
10-K
and subsequent filings with the

SEC. The Incentive Fee referenced in the table above is based on actual net amounts incurred during the six months ended June 30, 2026, annualized for a full year.
(7)
“Interest payments on borrowed funds” represents our interest expenses accrued in connection with our borrowings as estimated by annualizing our actual interest expenses incurred for the six months ended June 30, 2026. Our outstanding indebtedness consists of the $500.00 million aggregate principal amount of our 2026 Notes, which matured and were fully repaid on January 15, 2026, the $400.00 million aggregate principal amount of our 2027 Notes, the $400.00 million aggregate principal amount of our 2029 Notes, the $400.00 million aggregate principal amount of our 2030 Notes and the impact of interest rate swaps. In connection with the 2027 Notes, 2029 Notes and 2030 Notes, we entered into interest rate swaps to more closely align the interest rates with the investment portfolio, which predominately consists of floating rate loans. For further details, see “
Note 2—Significant Accounting Policies
” and “
Note 6—Debt
” to our consolidated financial statements included in our most recent annual report on Form
10-K
and subsequent filings with the SEC.

(8)
In addition, interest payments on borrowed funds include our annualized interest expense based on borrowings under the Revolving Credit Facility for the six months ended June 30, 2026, which bore a weighted average interest rate of 5.48%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the Investment Company Act.

(9)
“Other expenses” include overhead expenses, including payments under the administration agreement with our administrator (the “Administration Agreement”), and is based on actual amounts incurred during the six months ended June 30, 2026, annualized for a full year. See “Item 1. Business—Administration Agreement” in our most recent annual report on Form 10-K.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above, except for Incentive Fee based on income. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the Incentive Fee based on capital gains)	$117	$327	$508	$858
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the Incentive Fee based on capital gains)	$126	$351	$545	$920
The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The Incentive Fee under our Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes reinvestment of all distributions at NAV. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our DRIP may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” and “Item 1. Business—Dividend Reinvestment Plan” in our most recent annual report on Form 10-K and subsequent filings with the SEC.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or lesser than those shown
.

FINANCIAL HIGHLIGHTS
Information about our financial highlights is contained in the notes to our consolidated financial statements in our most recent Annual Report on Form
10-K
and our most recent Quarterly Report on Form
10-Q,
which information is incorporated by reference herein. See “Incorporation by Reference.”

RISK FACTORS
Investing in our securities involves certain risks relating to our structure and investment objective. You should carefully consider these risks and uncertainties in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the sections titled “Item 1A. Risk Factors” in our most recent annual report on Form 10-K, “Part II—Item 1A. Risk Factors” in our most recent quarterly report on Form 10-Q, and in any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering, before you decide whether to make an investment in our securities. The risks in these documents are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Company
Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, means, collectively, GS Group Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a global, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Company may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Company, may affect the Company in ways that may disadvantage or restrict the Company and/or benefit Goldman Sachs or other Accounts. In managing conflicts of interest that may arise as a result of the foregoing, GSAM generally will be subject to fiduciary requirements.
The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with or on behalf of the Company. The conflicts herein do not purport to be a complete list or explanation of the conflicts or potential conflicts associated with the financial or other interests the Company or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (
www.adviserinfo.sec.gov
). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to investors or prospective investors upon request.
Other Activities of Goldman Sachs, the Sale of the Company’s Stock and the Allocation of Investment Opportunities
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
Goldman Sachs and its personnel, including employees of the Investment Adviser, may receive benefits and earn fees and compensation for services provided to Accounts (including the Company). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Company, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Company. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Company in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Company.
To the extent permitted by applicable law, the Company and Goldman Sachs may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Company. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Company.
Allocation of Investment Opportunities and Expenses Among the Company and Other Accounts
The Company’s investment objectives and investment strategies are similar to those of other Accounts, and an investment opportunity appropriate for the Company may also be appropriate for such other Accounts (which may include proprietary accounts of Goldman Sachs). This creates potential conflicts in allocating investment opportunities among the Company and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments
by the Company and such other Accounts are not permitted under applicable law.
The Company is prohibited under the Investment Company Act from participating in certain transactions with its affiliates without the prior approval of the Company’s independent directors (the “Independent Directors”) and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Company’s outstanding voting securities will be an affiliate of the Company for purposes of the Investment Company Act, and the Company is generally prohibited from buying or selling any assets from or to, or entering into, certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Company or the Investment Adviser, are also considered to be affiliates of the Company under the Investment Company Act, and the Company is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.
On May 21, 2025, the SEC granted to the Investment Adviser, the BDCs advised by the Investment Adviser and certain other affiliated applicants exemptive relief on which the Company expects to rely to co-invest
alongside certain other Accounts, which may include proprietary accounts of Goldman Sachs, in a manner consistent with the Company’s investment objectives and strategies, the conditions of such exemptive relief and other pertinent factors (the “Relief”).
Subject to applicable law, the Company may invest alongside Goldman Sachs and other Accounts. In certain circumstances, the Company and other Accounts (which may include proprietary accounts of Goldman Sachs) can make negotiated co-investments
pursuant to the Relief permitting the Company to do so. Additionally, if the Investment Adviser forms other funds in the future, co-investments
may be made alongside those other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. Any such co-investments
are subject to certain conditions, including that
co-investments
are made in a manner consistent with the Company’s investment objectives and strategies, and the other applicable conditions of the Relief. Under the terms of the Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s Independent Directors must make certain conclusions in connection with a co-investment
transaction, including
co-investment
transactions in which an affiliate of the Company is an existing investor in the portfolio company, non-pro
rata incremental investments and
non-pro
rata dispositions of investments, and the Board is required to maintain oversight of the Company’s participation in the co-investment
program. As a result of the Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.
If the Investment Adviser identifies an investment and the Company is unable to rely on the Relief for that particular opportunity, the Investment Adviser will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, the Investment Adviser will adhere to its investment allocation policy in order to determine the Account to which to allocate investment opportunities. Accordingly, it is possible that the Company may not be given the opportunity to participate in investments made by other Accounts.
The Company may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Company may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Company and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Company’s behalf and on behalf of its other clients, negotiates no term other than price.

The Company may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.
To address these and other potential conflicts, a selection of which are outlined below, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Accounts, consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases, such allocations may reflect numerous other factors as described below. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Company does not, and vice versa.
In some cases, due to information barriers that may be in place, other Accounts may compete with the Company for specific investment opportunities and the Accounts and the Company may not be aware that they are competing against each other. Goldman Sachs has a conflicts system in place in addition to these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict with respect to a particular investment opportunity, such investment opportunity will be assessed to determine whether it must be allocated to, or prohibited from being allocated to, a particular Account.
Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation-related decisions in accordance with the Investment Adviser’s allocation policies and procedures for the Company and other Accounts by reference to one or more factors, including, but not limited to: the date of inception of the Company or applicable Account; the strategy, objectives, guidelines and restrictions (including legal and regulatory restrictions) of potentially in-scope
Accounts, as well as those Accounts’ current portfolios and investment horizons; strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the risk profile of the investment; the expected future capacity of the potentially in scope Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. The Investment Adviser may also consider reputational matters and other factors. The application of these considerations may cause differences in the portfolios and performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Company) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“
Performance-based Fees and Side
-by
-Side
Management-Side
-by
-Side
Management of Advisory Accounts; Allocation of Opportunities
”) of the Investment Adviser’s Form ADV.
The Investment Adviser, including the Goldman Sachs Asset Management Private Credit Team, may develop and implement new trading strategies or seek to participate in new investment opportunities and strategies. These opportunities and strategies may not be employed in all Accounts even if the opportunity or strategy is consistent with the objectives of such Accounts.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side
basis with levered and/or long-short Accounts.
The Company may or may not receive opportunities referred by Goldman Sachs businesses and affiliates, but in no event does the Company have any rights with respect to such opportunities. Subject to applicable law, including the Investment Company Act, such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in the Company, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Company will have no rights and will not receive any compensation related to such opportunities. Certain of such opportunities may be referred to the Company by employees or other personnel of Goldman Sachs, or by third-parties. If the Company invests in any such opportunities, Goldman Sachs or such third-parties may be entitled, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the Investment Company Act, to receive compensation from the Company or from the borrowers in connection with such investments. Any compensation the Company pays in connection with such referrals will be an operating expense and will accordingly be borne by the Company (and will not serve to offset any Management Fee or Incentive Fee payable to the Investment Adviser). For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “
Risk Factors
.”
Expenses are generally allocated to Accounts (including the Company) based on whose behalf the expenses are incurred. Where the Company and one or more other Accounts participate in a particular investment or collectively incur other expenses, the Investment Adviser generally allocates investment-related and other expenses in a manner the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis. Under the Relief, any expenses associated with acquiring, holding or disposing of any securities acquired in a co-investment
transaction, to the extent not borne by the applicable investment adviser, will be shared among the co-investment
participants in proportion to the relative amounts of the securities being acquired, held or disposed of, as the case may be, and the expenses of a single Account will be covered by that Account alone if those expenses were incurred solely by that Account due to its unique circumstances, such as legal and compliance expenses.
The Company and other Accounts may contract for and incur expenses in connection with certain services provided by third parties, including valuation agents, rating agencies, attorneys, accountants and other professional service providers, while other Accounts that did not contract for such services may not incur such expenses even though they directly or indirectly receive benefit from such services. For example, the work of valuation firms retained by the Company at the request of the Board of Directors benefit certain Accounts that invest in the same assets as the Company, but because such other Accounts did not request such services, they are not allocated any costs associated therewith. While it is generally expected that the Accounts requesting third party services will bear the full expense associated therewith, GSAM may in its sole discretion determine to bear the portion of such expenses that would be allocable to the non-requesting
Accounts had such Accounts requested the services.
In connection with certain of the Company’s investments, the Investment Adviser may determine that the appropriate amount to allocate to the Company and other Accounts may be less than the full amount of the investment opportunity, due to considerations related to, among other things, diversification, portfolio management, leverage management, investment profile, risk tolerance or other exposure guidelines or limitations, cash flow or other considerations. In such situations, “excess amounts” that can be allocated may be offered to other persons or entities. Subject to applicable law, such opportunities may be structured as an investment alongside the Company or as a purchase of a portion of the investment from the Company (through a syndication, participation or otherwise).
In all cases, subject to applicable law, the Investment Adviser has broad discretion in determining to whom and in what relative amounts to offer such opportunities, and factors the Investment Adviser may take into account, in its sole discretion, include whether such potential recipient is able to assist or provide a benefit to the Company in connection with the potential transaction or otherwise, whether the Investment Adviser believes the potential recipient is able to execute a transaction quickly, whether the potential recipient is expected to provide expertise or other advantages in connection with a particular investment, whether the Investment Adviser is aware of such potential recipient’s expertise or interest in these types of opportunities generally or in a subset of such opportunities or, the potential recipient’s target investment sizing. Recipients of these opportunities may, in accordance with applicable law, include one or more investors in the Company, one or more investors in other funds managed by the Goldman Sachs Asset Management Private Credit Team, clients or potential clients of

Goldman Sachs, or funds or accounts established for any such persons. These opportunities may give rise to potential conflicts of interest. These opportunities will be offered to the recipients thereof on such terms as the Investment Adviser determines in its sole discretion, subject to applicable law, including on a no-fee
basis or at prices higher or lower than those paid by the Company. As a result of these and other reasons, returns with respect to an opportunity may exceed investors’ returns with respect to the Company’s investment in the same opportunity.
Allocation of Personnel, Services and/or Resources.
Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs. As a result, the other obligations of these individuals could conflict with their responsibilities to the Company. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be appropriate for the Company.
Goldman Sachs’ Financial and Other Interests May Incentivize our Investment Adviser to Make Risky Investments or Favor Other Accounts.
The Investment Adviser receives performance-based compensation in respect of its investment management activities on the Company’s behalf, which rewards the Investment Adviser for positive performance of the Company’s investment portfolio. As a result, the Investment Adviser may make investments for the Company that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, the Investment Adviser may simultaneously manage other Accounts for which the Investment Adviser may be entitled to receive greater fees or other compensation (as a percentage of performance or otherwise) than it receives in respect of the Company. In addition, subject to applicable law, Goldman Sachs may invest in other Accounts, and such investments may constitute all or substantial percentages of such other Accounts’ outstanding equity interests. Therefore, the Investment Adviser may have an incentive to favor such other Accounts over the Company. In addition, in cases where a particular Account invests alongside other Accounts in the same investment opportunity, the Investment Adviser will have an incentive to manage certain investment or disposition decisions for such Accounts in a manner that maximizes the amount of aggregate performance compensation payable to the Investment Adviser, including not disposing of investments when it would otherwise be to the financial advantage of the particular Account, which could result in adverse consequences for the particular Account. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which investment opportunities will be allocated in a manner that it believes is consistent with its obligations and fiduciary obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Company may differ from, and performance may be different than, the investments and performance of other Accounts.
Management of the Company by the Investment Adviser
Considerations Relating to Information Held by Goldman Sachs
Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Company with the benefit of information held by such other areas. Such other areas will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Company or acquire certain positions on the Company’s behalf, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Company. There may be circumstances in which, as a result of information held by certain of the Investment Adviser’s portfolio management teams, the Investment Adviser limits an activity or a transaction for the Company, including if the team holding such information is not managing the Company. In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Company. Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than with respect, or adverse, to the Company. Such teams may not share information with the Company’s portfolio management team, including as a result of certain information barriers and other policies and will not have any obligation to do so.
Valuation and Accounting Treatment of the Company’s Investments
The Investment Adviser serves as the Board of Directors’ appointed valuation designee and in such capacity is primarily responsible for the valuation of the Company’s assets, subject to the oversight of the Board of Directors. As the valuation designee, the Investment Adviser values the Company’s securities and assets according to valuation procedures adopted by it and approved by the Board of Directors, and may value an identical asset differently than Goldman Sachs, another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information or uses valuation techniques and models that it does not share with, or that are different from those of, the Investment Adviser or the Company. This is particularly the case in respect of difficult-to-value
assets. The Investment Adviser may face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation.
These valuation differences for the same asset can result in significant differences in the treatment of such asset by the Investment Adviser, Goldman Sachs, and other divisions or units of Goldman Sachs, and/or among Accounts (
e.g.
, with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on nonaccrual status and/or in default).
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts
The Investment Adviser’s decisions and actions on behalf of the Company may differ from those on behalf of other Accounts (which may include proprietary accounts of Goldman Sachs). Advice given to, or investment or voting decisions made for, one or more Accounts, may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment or voting decisions made for the Company.
Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, market maker, financier, lender, investor, prime broker, derivatives dealer, adviser, counterparty, agent, principal and research provider, may have potential adverse effects on the Company. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to, related to or opposed to those of the Company.
Goldman Sachs (including GSAM), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Company.

Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Company. In addition, Goldman Sachs (including GSAM), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities and other instruments, as the Company. Decisions and actions of the Investment Adviser on behalf of the Company may differ from those by Goldman Sachs (including the Investment Adviser) on behalf of other Accounts. Advice given to, or investment or voting decisions made for, the Company may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts. Transactions by, advice to and activities of such Accounts may involve the same or related companies, securities or other assets or instruments as those in which the Company invests, and such Accounts may engage in a strategy while the Company is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Company (including its ability to engage in a transaction or other activities) or the prices or terms at which the Company’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with the Company, and Goldman Sachs may advise the Account not to pursue the transaction with the Company, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Company. Additionally, the Company may buy a security and Goldman Sachs may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that the Company holds or may be designed to profit from a decline in the price of the security. The Company could similarly be adversely impacted if it establishes a short position, following which Goldman Sachs takes a long position in the same security or in similar securities. To the extent the Company engages in transactions in the same or similar types of securities or other investments as other Accounts, the Company and other Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the investments of the Company (including the ability of the Company to engage in such a transaction or investment or other activities), or the price or terms at which the Company’s transactions or investments or other activities may be effected. Moreover, Goldman Sachs or Accounts, on the one hand, and the Company, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Company.
Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, market maker, financier, lender, investor, prime broker, derivatives dealer, adviser, counterparty, agent, principal or research provider, or in other capacities, may advise on transactions, may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the Company’s interests and activities. Members may be offered access to advisory services through several different Goldman Sachs advisory businesses (including GS & Co. and GSAM). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain portfolio management teams may have differing or opposite investment views in respect of an issuer or a security, and the actions the Company’s portfolio management team takes in respect of the Company’s investments may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other portfolio management teams of the Investment Adviser. Research analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Company any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on the Company’s behalf, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Company. The relative timing for the implementation of investment decisions or strategies among other Accounts and the Company may disadvantage the Company. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Company receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.
Subject to applicable law, the Investment Adviser may cause the Company to invest in securities, loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.
Goldman Sachs may, in its discretion, recommend that the Company have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. The Company may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations and recommendations relating to continuing any such dealings, arrangements or agreements may pose conflicts of interest.
Potential Conflicts Relating to
Follow-On
Investments
To the extent permitted by law, from time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Company) to make investments in companies in which certain Accounts and/or Goldman Sachs have already invested. Such follow-on
investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Company). Subject to applicable law and the conditions of the Relief, follow-on
investment opportunities may be available to the Company notwithstanding that the Company has no existing investment in the issuer, resulting in the assets of the Company potentially providing value to, or otherwise supporting the investments of, other Accounts and/or Goldman Sachs. Accounts (including the Company) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts and/or Goldman Sachs have invested or will invest (subject to applicable law). Conflicts of interest in these and other transactions may arise between Accounts (including the Company) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Company).
Diverse Interests
The various types of investors in and beneficiaries of the Company, including to the extent applicable the Investment Adviser and its affiliates, may have conflicting investment, tax and other interests with respect to their interest in the Company. When considering a potential investment for the Company, the Investment Adviser will generally consider the investment objectives of the Company, not the investment objectives of any particular investor or beneficiary. The Investment Adviser may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs may face certain tax risks based on positions taken by the Company, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Company or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities. Failure to provide the necessary tax forms could result in over-withholding, requiring Account clients to reclaim excess amounts withheld.
Selection of Service Providers
The Company expects to engage service providers (including attorneys and consultants) that may also provide services to other Goldman Sachs affiliates. The Investment Adviser intends to select and recommend these service providers to the Board of Directors based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs, which may or may not influence the Investment Adviser’s selection of these service providers for the Company. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of the Company) and the Company, if the Company determines not to engage or continue to engage these service providers. Notwithstanding the foregoing, the selection of service providers for the Company will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Company. The service providers selected by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid to these service providers by the Company, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs or other Accounts, on the other hand. Goldman Sachs (including GSAM) may hold investments in companies that provide services to entities in which the Company invests generally, and, subject to applicable law, GSAM may refer or introduce such companies’ services to entities that have issued securities held by the Company.
Investments in Goldman Sachs Funds
To the extent permitted by applicable law, the Company may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. The Investment Adviser expects to waive a portion of its Management Fee payable by the Company in an amount equal to any management fees it earns as an investment adviser for any affiliated money market funds in which the Company invests (the “Money Market Fund Waiver”). However, the Investment Adviser is not obligated to continue the Money Market Fund Waiver at any time and may in its discretion elect to discontinue the Money Market Fund Waiver in the future. As a result, if the Money Market Fund Waiver is discontinued, there could be “double fees” involved in making an investment in the Company because Goldman Sachs could receive fees with respect to both the Company’s management and such money market fund.
Goldman Sachs May
In-Source
or Outsource
Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source
or outsource certain processes or functions in connection with a variety of services that it provides to the Company in its administrative or other capacities. Such in-sourcing
or outsourcing may give rise to additional conflicts of interest and could result in additional expenses for the Company.
Potential Merger with or Asset Sale to Another Fund Managed by GSAM
The Investment Adviser has in the past recommended and may in the future recommend to the Board of Directors that the Company merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by the Investment Adviser (including another BDC). The Company does not expect that the Investment Adviser would recommend any such merger or asset purchase unless it determines that it would be in the Company’s best interests, with such determination dependent on factors it deems relevant, which may include historical and projected financial performance of the Company and any proposed merger partner, portfolio composition, potential synergies from the merger or asset purchase, available alternative options and market conditions. In addition, no such merger or asset sale would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds and/or accounts. If the Investment Adviser is the investment adviser of both funds, various conflicts of interest exist with respect to such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to the Investment Adviser by the Company and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to the Investment Adviser as a result of managing a single, larger fund or account instead of two separate funds and/or accounts.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Company
Investments in Different Parts of an Issuer’s Capital Structure
When permitted by applicable law, Goldman Sachs or other Accounts, on the one hand, and the Company, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including GSAM) or other Accounts may take actions that adversely affect the Company. In addition, when permitted by applicable law, GSAM may advise other Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Company invests. Goldman Sachs (including GSAM) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Company has invested, and such actions (or refraining from action) may have a material adverse effect on the Company.
For example, in the event that Goldman Sachs (including GSAM) or another Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of the Company in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including GSAM), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of the Company’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Company’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including GSAM) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including GSAM) or an Account participates, Goldman Sachs (including GSAM) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to the Company. Alternatively, in situations in which the Company holds a more senior position in the capital structure of an issuer experiencing financial or other difficulties as compared to positions held by other Accounts (which may include those of Goldman Sachs, including GSAM), the Investment Adviser may determine not to pursue actions and remedies that may be available to the Company or particular terms that might be unfavorable to the Accounts holding the less senior position. In addition, in the event that Goldman Sachs (including GSAM) or other Accounts hold voting securities of an issuer in which the Company holds loans, bonds or other credit-related assets or securities, Goldman Sachs (including GSAM) or other Accounts may vote on certain matters in a manner that has an adverse effect on the positions held by the Company. Conversely, Accounts may hold voting securities or credit-related assets of an issuer in which Goldman Sachs (including GSAM) or other Accounts hold credit-related assets or securities, and the Investment Adviser may determine on behalf of the Accounts not to vote in a manner adverse to Goldman Sachs (including GSAM) or other Accounts. These potential issues are examples of conflicts that Goldman Sachs (including GSAM) will face in situations in which the Company and Goldman Sachs (including GSAM) or other Accounts invest in or extend credit to different parts of the capital structure of a single issuer or related issuers. Similar conflicts can arise among Accounts (which includes proprietary accounts of Goldman Sachs) in other contexts. For example, one Account could own equity in a portfolio company and another Account could hold debt obligations issued by the portfolio company. Alternatively, a capital structure could involve multiple entities with Accounts holding interests in different entities and with different seniority. By way of example, one Account could hold debt issued by a parent entity and another Account could hold debt issued by a subsidiary entity. An Account that holds debt issued by the parent entity is structurally subordinated to the debt issued by the subsidiary entity with respect to the assets of the subsidiary entity. Related conflicts also occur where there is debt issued to an Account by a part owner of an entity and equity in that entity is owned by a different Account. When Accounts hold interests of differing seniority levels within a capital structure, their interests will diverge in certain situations, particularly in the event of financial distress for the company. Goldman Sachs (including GSAM) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including GSAM) may determine to rely on information barriers between different Goldman Sachs (including GSAM) business units or portfolio management teams. Also, in connection with a conflicted situation regarding the Company, or an Account other than the Company or its own account, Goldman Sachs may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Account. As a result of the various conflicts and related issues described in this paragraph, the Company could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or the Company’s use of, small capitalization, emerging market, distressed or less liquid strategies.
Cross Transactions
When permitted by applicable law and the Investment Adviser’s and the Company’s policies, the Investment Adviser, acting on behalf of the Company, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates, and may (but is under no obligation or other duty to) cause the Company to engage in transactions in which the Investment Adviser, advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Company on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory restrictions relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Company. Goldman Sachs will have potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions as well as with respect to valuation, pricing and other terms. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. However, there can be no assurance that such transactions will be effected, or that such transactions will be effected in the manner that is most favorable to the Company as a party to any such transaction. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Company, due to the relative amount of market savings obtained by the Accounts. Cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.
Goldman Sachs May Act in Multiple Commercial Capacities
To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Company or issuers of debt instruments held by the Company. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Company will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests, or may advise the parties to which it is providing such services to take steps or engage in transactions, that negatively affect the Company. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or declare a default under an agreement with the Company or a portfolio company of the Company, liquidate the Company’s assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Company in a manner that may be adverse to the Company. Goldman Sachs may also derive benefits from providing services to the Company, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.
Goldman Sachs has acted in the past, and is expected to act in the future, as an underwriter, placement agent, dealer or in other capacities in connection with fundraising by the Company, including offerings of the Company’s securities. In accordance with the Investment Company Act, Goldman Sachs has been compensated by the Company for such activities in the past and may be compensated by the Company for any such activities undertaken in the future.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams, including companies in which Accounts have an equity or debt investment, in connection with the sale of those companies or some or all of their assets. Goldman Sachs’ compensation in connection with these engagements may be substantial and is usually based upon sales proceeds and contingent, in substantial part, upon a sale. As a result, in situations where sellers generally require Goldman Sachs to act exclusively on their behalf, the Company may be precluded in many instances from attempting to acquire securities of, or providing financing to, the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Account will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. On occasion, Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through the Company or other Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude the Company from acquiring the relevant securities or assets. Accounts, including the Company, can provide financing to buyers in connection with the buyer’s purchase of securities or assets where Goldman Sachs is acting as adviser to the seller.
Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to the Company or other Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to the Company. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where the Company and/or other Accounts is bidding for the asset. When Goldman Sachs represents a buyer seeking to acquire a particular business or provides financing to a buyer in connection with an acquisition, the Company may be precluded from participating in the financing of the acquisition of that business. In addition, Accounts may seek to provide acquisition financing to the buyer or one or more other bidders, which could be in competition with Goldman Sachs providing acquisition financing. Moreover, Goldman Sachs may provide financing to the Company in situations where it is also offering financing to one or more other bidders and such other bidders could be in competition with Accounts to provide financing. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including the Company, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including the Company, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite the Investment Adviser and certain Accounts to participate in the investment. Alternatively, the Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest between Goldman Sachs and Accounts, including, for example, the price or terms of any Account investment in a company advised by Goldman Sachs. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which the Company and/or other Accounts have an equity or debt investment. The Company may be precluded from selling its investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.
Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to the Company. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for the Company. There may be circumstances in which the Company is precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Company. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent
non-U.S.
bankruptcy laws) or prior to these

proceedings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that the Company may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also refer to “
—
Management of the Company by the Investment Adviser-Considerations Relating to Information Held by Goldman Sachs” above and “
—
Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Company” below.
Subject to applicable law, Goldman Sachs or other Accounts may invest in the Company and such investments may constitute all or substantial percentages of the Company’s outstanding equity interests. To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Company, or with respect to the Company’s underlying securities or assets, or which may be otherwise based on or seek to replicate or hedge the Company’s performance. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Company.
Goldman Sachs may make loans or enter into margin, asset-based or other credit facilities or similar transactions that may be secured by a client’s assets or interests, including the Company’s equity, interests in an Account or assets in which the Company or another Account has an interest. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which the Company (directly or indirectly) invests, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Company. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Company (e.g., if the Company holds the same type of security that is providing the credit support to the borrower Account, such holding may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).
Code of Ethics and Personal Trading
Each of the Company, GSAM, as the Company’s investment adviser and GS & Co., as principal underwriters (as applicable), has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act designed to provide that the Company’s directors, personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Company, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Company. Additionally, Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.
Related Party Transaction Review Policy
The Board’s Audit Committee (the “Audit Committee”) will conduct quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by the Investment Adviser
The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser with respect to securities held by the Company may benefit the interests of Goldman Sachs and Accounts other than the Company.
Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Company
The Investment Adviser may restrict its investment decisions and activities on behalf of the Company in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Company, and Goldman Sachs. The Investment Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, or recommend transactions or activities to, the Company, or can reduce the Company’s position in an investment with limited availability for another Account managed in the same strategy, due to Goldman Sachs’s activities outside the Company and regulatory requirements, policies and reputational risk assessments.
In addition, the Investment Adviser may restrict or limit the amount of the Company’s investment, or restrict the type of governance or voting rights it acquires or exercises, where the Company (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or have other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including GSAM, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a strict prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that would have a material dilutive impact on the holdings of the Company in the issuer should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer should a threshold be exceeded; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.
When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because doing so could have an adverse impact on the ability of Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce the Company’s interest in, or restrict the Company from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. The Investment Adviser may determine not to engage in certain transactions or activities which may be beneficial to the Company because of reputational considerations or because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors. In circumstances in which the Company and one or more registered investment funds are permitted under applicable law to make side-by-side
investments, Goldman Sachs, acting on behalf of the Company, may be limited in the terms of the transactions that it may negotiate under applicable law. This may have the effect of limiting the ability of the Company from participating in certain transactions or result in terms to the Company that are less favorable than would have otherwise been the case.
The Investment Adviser is not permitted to use material
non-public
information in effecting purchases and sales in public securities transactions for the Company. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Company, including as a result of information held by Goldman Sachs (including information held by a portfolio management team in GSAM other than the team managing the Company). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which the Investment Adviser invests on behalf of the Company. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) would be limited and/or restricted in its or their ability to trade in the securities of the company.
The Investment Adviser may also limit the activities and transactions engaged in by the Company, and may limit its exercise of rights on the Company’s behalf or in respect of the Company, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or another Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Company, where Goldman Sachs or another Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of the Company or in respect of the Company could affect Goldman Sachs, the Investment Adviser or their activities.
Furthermore, GSAM operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that the Company may be subject to). Such economic and trade sanctions prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by GSAM of its compliance program in respect thereof, may significantly restrict or limit the Company’s intended investment activities. In light of the Bank Holding Company Act (the “BHCA”) and the Volcker Rule, the Investment Adviser may be required to, or may choose to, dispose of certain investments on behalf of the Company earlier or at a different time than the Investment Adviser would otherwise have determined to do so (or earlier or at a different time than may be the case for Accounts that are not pooled investment vehicles), or to hold such investments.
In order to engage in certain transactions on behalf of the Company, the Investment Adviser will also be subject to (or cause the Company to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Company may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser and/or the Company being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
From time to time, the Company, the Investment Adviser or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about the Company, including, but not limited to, investments held by the Company, and the names and percentage interest of beneficial owners thereof, to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Company. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines, including through electronic delivery platforms; however, the Investment Adviser may determine to cause the sale of certain assets for the Company rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.
Pursuant to the BHCA, for so long as GSAM acts as Investment Adviser of the Company or in certain other capacities, the periods during which certain investments may be held are limited. As a result, the Company may be required to dispose of investments at an earlier date than would otherwise have been the case had the BHCA not been applicable. In addition, under the Volcker Rule, the size of Goldman Sachs’ and Goldman Sachs’ personnel’s ownership interest in certain types of funds is limited, and as a result, Goldman Sachs and Goldman Sachs’ personnel may be required to dispose of all or a portion of its investment in the Company, if applicable, including at times that other investors in the Company may not have the opportunity to dispose of their investments in the Company. Any such disposition of Company interests by Goldman Sachs and Goldman Sachs’ personnel could reduce the alignment of interest of Goldman Sachs with other investors in the Company.
Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Company’s activities. In addition, to the extent permitted by law, the Investment Adviser may restrict its investment decisions and activities on behalf of the Company and not other Accounts.
Brokerage Transactions
The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Company, their affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “Brokerage and Research Services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. Subject to applicable law, the Investment Adviser may pay for such Brokerage and Research Services with “soft” or commission dollars.
Subject to applicable law, Brokerage and Research Services may be used to service the Company and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the Brokerage and Research Services arrangements. As a result, the Brokerage and Research Services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Company based on the amount of commissions paid by the Company in comparison to such other Accounts. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of Brokerage and Research Services to the commissions associated with a particular Account or group of Accounts.
Since the Company will generally acquire and dispose of investments in privately negotiated transactions, it will infrequently use brokers in the normal course of its business. Subject to policies established by the Company’s Board of Directors, the Investment Adviser will be primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally will seek reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon Brokerage and Research Services provided to the Investment Adviser and the Company and any other Accounts. Such Brokerage and Research Services may include research reports on companies; industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, the Company may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Aggregation of Trades by the Investment Adviser
The Investment Adviser follows policies and procedures pursuant to which, subject to applicable law, it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple clients (sometimes referred to as “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. GS & Co. may also determine whether to permit the executing broker (whether GS & Co. or an unaffiliated broker) to trade along with client orders, subject to applicable law. The Investment Adviser aggregates orders, when subject to applicable law, the Investment Adviser considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances and subject to applicable law, trades for the Company may be aggregated with Accounts that contain Goldman Sachs assets.
When a bunched order or block trade is completely filled, or, if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Company’s relative size order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission. However, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).
Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Accounts, elect block trade treatment or net buy and sell orders for the same Account, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for an Account are not aggregated with other orders, or not netted against orders for the Company or other Accounts, the Company may not benefit from a better price and lower commission rate or lower transaction cost. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including the Company, due to the relative amount of market savings obtained by the Accounts.
Other present and future activities of Goldman Sachs may give rise to additional conflicts of interest.
Certain Business Relationships
Certain of the Company’s current directors and officers are directors or officers of affiliated Goldman Sachs entities.
The foregoing conflicts does not purport to be a complete list, enumeration or explanation of the actual and potential conflicts involved in an investment in the Company. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Company. In addition, as the Company’s investment program may develop and change over time, an investment in the Company may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include, among other things, making investments in portfolio companies in accordance with our investment objective and strategies, or repaying outstanding indebtedness, in which case the interest rate and maturity date of such indebtedness will be described in a prospectus supplement.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.
Until appropriate investment opportunities can be found, we may also invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.
The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the NYSE under the symbol “GSBD.” Our common stock has historically traded at prices both above and below our NAV per share. It is not possible to predict whether our common stock will trade at, above or below NAV in the future. See “
Risk Factors
.”
The following table sets forth, for each fiscal quarter beginning January 1, 2024, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to NAV and distributions declared by us. On September 28, 2026, the last reported closing sales price of our common stock on the NYSE was $9.46 per share, which represented a discount of approximately 21.6% to the NAV per share reported by us as of June 30, 2026.

	NAV(1)	Closing Sales Price		Premium or Discount of High Sales Price to NAV(2)	Premium or Discount of Low Sales Price to NAV(2)	Declared Distribution(3)
		High	Low
Fiscal Year Ending December 31, 2026
Third Fiscal Quarter (through September 28, 2026)	*	$10.23	$8.55	*	*	$0.35
Second Fiscal Quarter	$12.06	$10.15	$8.75	(15.8)%	(27.4)%	$0.32
First Fiscal Quarter	$12.17	$9.50	$8.88	(21.9)%	(27.0)%	$0.35
Fiscal Year Ended December 31, 2025
Fourth Fiscal Quarter	$12.64	$10.14	$9.28	(19.8)%	(26.6)%	$0.36
Third Fiscal Quarter	$12.75	$11.97	$10.17	(6.1)%	(20.2)%	$0.51
Second Fiscal Quarter	$13.02	$11.67	$9.85	(10.4)%	(24.3)%	$0.53
First Fiscal Quarter	$13.20	$13.30	$11.63	0.8%	(11.9)%	$0.48
Fiscal Year Ended December 31, 2024
Fourth Fiscal Quarter	$13.41	$13.78	$12.10	2.8%	(9.8)%	$0.45
Third Fiscal Quarter	$13.54	$15.59	$13.62	15.1%	0.6%	$0.45
Second Fiscal Quarter	$13.67	$15.91	$14.84	16.4%	8.6%	$0.45
First Fiscal Quarter	$14.55	$15.57	$14.56	7.0%	0.1%	$0.45

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV divided by NAV as of the last day in the relevant quarter.
(3)	Represents the dividend or distribution declared in the relevant quarter.
*	NAV has not yet been calculated for this period.
We intend to continue to pay quarterly distributions to our stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by our Board of Directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods.
We have elected to be treated as a RIC, and we expect to qualify annually for tax treatment as a RIC, commencing with our taxable year ended December 31, 2013. To maintain our tax treatment as a RIC, we must, among other things, timely distribute to our stockholders at least 90% of our investment company taxable income (generally, our net ordinary income plus the excess of our realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year. We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. We generally will be required to pay U.S. federal excise tax if our distributions during a calendar year do not exceed the sum of (1) 98.0% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year
period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains). If we retain net capital gains, we may treat such amounts as deemed distributions to our stockholders. In that case, you will be treated as if you had received an actual distribution of the capital gains we retained and then you reinvested the net after-tax
proceeds in our common stock. In general, you also will be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Stockholders should read carefully any written disclosure accompanying a distribution from us and should not assume that the source of any distribution is our net ordinary income or capital gains. The distributions we pay to our stockholders in a year may exceed our net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. Please refer to “Certain U.S. Federal Income Tax Considerations” for further information regarding the tax treatment of our distributions and the tax consequences of our retention of net capital gains. See also “Risk Factors.”
Unless our stockholders elect to receive their distributions in cash, we intend to make such distributions in additional shares of our common stock under our DRIP. Distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions; however, investors participating in our DRIP will not receive any corresponding cash with which to pay any such applicable taxes. If you hold shares of our common stock through a broker or financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our DRIP will increase our assets on which the Management Fee and the Incentive Fee are determined and paid to the Investment Adviser. See “Dividend Reinvestment Plan.”
The following table lists the distributions that we have declared per share of our common stock since January 1, 2024.

Date Declared	Payment Date	Declared Distributions
February 25, 2026 (Supplemental)	March 20, 2026	$0.03
February 25, 2026 (Base)	April 28, 2026	$0.32
May 6, 2026 (Base)	July 28, 2026	$0.32
August 6, 2026 (Supplemental)	September 15, 2026	$0.03
August 6, 2026 (Base)	October 28, 2026	$0.32

Total Declared for 2026 (through September 29, 2026)		$1.02

February 26, 2025 (Base)	April 28, 2025	$0.32
February 26, 2025 (Special)	April 28, 2025	$0.16
May 7, 2025 (Supplemental)	June 13, 2025	$0.05
May 7, 2025 (Base)	July 28, 2025	$0.32
May 7, 2025 (Special)	July 28, 2025	$0.16
August 6, 2025 (Supplemental)	September 15, 2025	$0.03
August 6, 2025 (Base)	October 28, 2025	$0.32
August 6, 2025 (Special)	October 28, 2025	$0.16
November 5, 2025 (Supplemental)	December 15, 2025	$0.04

Date Declared	Payment Date	Declared Distributions
November 5, 2025 (Base)	January 27, 2026	$0.32

Total Declared for 2025		$1.88

February 21, 2024 (Base)	April 26, 2024	$0.45
May 1, 2024 (Base)	July 26, 2024	$0.45
August 8, 2024 (Base)	October 28, 2024	$0.45
November 7, 2024 (Base)	January 27, 2025	$0.45

Total Declared for 2024		$1.80

FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue” or “believe” or the negatives of, or other variations on, these terms or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. There may be events in the future, however, that we are not able to predict accurately or control. In particular, there are forward-looking
statements under “Prospectus Summary
—
Goldman Sachs BDC, Inc.” The factors listed under “Risk Factors”, as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. The occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operations and financial position. Any forward-looking statement made by us in this prospectus speaks only as of the date of this prospectus. Factors or events that could cause our actual results to differ from our forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form
10-K,
definitive proxy statements, other registration statements on Form
N-2,
quarterly reports on
Form 10-Q
and current reports on Form
8-K.
Under Section 27A(b)(2)(B) and (D) of the Securities Act and Section 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.
The following factors are among those that may cause actual results to differ materially from our forward-looking
statements:

•	our future operating results;

•	disruptions in the capital markets, market conditions, and general economic uncertainty;

•
changes in political, economic, social or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the effect of any pandemic or epidemic;

•	United States trade policy developments, tariffs and other trade restrictions;

•
uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union, Latin America and Asia, the war between Russia and Ukraine and conflict in the Middle East;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of increased competition;

•	our contractual arrangements and relationships with third parties, including our ability to enter into transactions involving derivatives and contracting with certain investors;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our current and prospective portfolio companies to achieve their objectives;

•	the relative and absolute performance of the Investment Adviser of the Company;

•	the use of borrowed money to finance a portion of our investments;

•	our ability to make distributions;

•	the adequacy of our cash resources and working capital;

•	changes in interest rates;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of future acquisitions and divestitures;

•	the effect of changes in tax laws and regulations and interpretations thereof;

•	our ability to maintain our status as a BDC;

•	our ability to maintain our status under Subchapter M of the Code, as amended, as a RIC and our qualification for tax treatment as a RIC;

•	actual and potential conflicts of interest with the Investment Adviser and its affiliates;

•	general price and volume fluctuations in the stock market;

•	the ability of the Investment Adviser to attract and retain highly talented professionals;

•	the impact on our business from new or amended legislation or regulations;

•	the availability of credit and/or our ability to access the equity and capital markets;

•	currency fluctuations, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	the impact of changing inflation and interest rates and the risk of recession on our portfolio companies;

•	the effect of global climate change on our portfolio companies;

•	purchases of our common stock pursuant to any 10b5-1 plan or otherwise may result in the price of our common stock being higher than the price that otherwise might exist in the open market;

•	purchases of our common stock by us under any 10b5-1 plan or otherwise may result in dilution to our NAV per share;

•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

•	the impact to us and our portfolio companies of rapid technological advances, including artificial intelligence; and

•	the increased public scrutiny of and regulation related to corporate social responsibility.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent quarterly report on Form
10-Q
and in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent annual report on Form
10-K
is incorporated by reference herein.

SENIOR SECURITIES
Information about our senior securities is included in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Senior Securities” of our most recent annual report on Form 10-K, which is incorporated by reference herein. The report of our independent registered public accounting firm on such senior securities table is included in our most recent annual report on Form 10-K and is incorporated by reference herein. For a further explanation of the effects of our use of leverage, please see “Item 1A. Risk Factors—We borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us” of our most recent annual report on Form 10-K and subsequent filings with the SEC.
Information about our senior securities is shown in the following table as of June 30, 2026.

Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facility (in millions)
June 30, 2026 (unaudited)	$679.64	$1,722.29	—	N/A
2027 Notes (in millions)
June 30, 2026 (unaudited)	$400.00	$1,722.29	—	N/A
2029 Notes (in millions)
June 30, 2026 (unaudited)	$400.00	$1,722.29	—	N/A
2030 Notes (in millions)
June 30, 2026 (unaudited)	$400.00	$1,722.29	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. As of June 30, 2026, our asset coverage per unit as calculated with respect to our aggregate secured senior securities was $4,763.24.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because such senior securities are not registered for public trading.

BUSINESS
Our business is described in “Item 1. Business” of our most recent annual report on Form
10-K
and subsequent filings with the SEC, which are incorporated by reference herein.

MANAGEMENT
Please refer to our most recent definitive proxy statement and our most recent annual report on Form
10-K,
as well as subsequent filings with the SEC, which are incorporated by reference into this prospectus, for information relating to the management of the Company and for information relating to the Investment Adviser.
Portfolio Management
GSAM manages our
day-to-day
operations and provides us with investment advisory and management services and certain administrative services. We consider the following individuals to be our portfolio managers who are primarily responsible for the day-to-day
management of our portfolio.
Vivek Bantwal.
Mr. Bantwal is the
Co-Chief
Executive Officer of the Company and has served in such capacity since August 2025. Mr. Bantwal is also the
Co-Chief
Executive Officer of Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Phillip Street BDC LLC, Goldman Sachs Private Credit Corp. and West Bay BDC LLC. Mr. Bantwal is global co-head
of Private Credit within GSAM. He joined Goldman Sachs in 1999, was named managing director in 2007, and partner in 2012. Mr. Bantwal serves as a member of the Firmwide Management Committee, Private Credit Investment Committee, Investment Grade Private Credit and Asset Finance Investment Committee, and the Firmwide Conduct Committee. He previously held the role of Global Head of the Financing Group within Investment Banking and co-chaired
the Firmwide Capital Committee. Before that, he was Chief Operating Officer of the Global Markets Division. Earlier in his career, Mr. Bantwal co-headed
the Americas Credit Finance Group, where he managed the firm’s Leveraged Finance and Structured Finance businesses. Mr. Bantwal also contributes to several organizations, including serving on the Undergraduate Executive Board of the Wharton School at the University of Pennsylvania, the Leadership Council of the Mindich Child Health and Development Institute at Mount Sinai, and the board of the American India Foundation. Mr. Bantwal earned a BS in Economics from the Wharton School of the University of Pennsylvania.
David Miller.
Mr. Miller is the
Co-Chief
Executive Officer of the Company and has served in such capacity since August 2022. Mr. Miller is also the
Co-Chief
Executive Officer of Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Phillip Street BDC LLC, Goldman Sachs Private Credit Corp. and West Bay BDC LLC. Mr. Miller is chairman of the GSAM Private Credit Direct Lending Team in the Americas. He joined Goldman Sachs in 2004, named managing director in 2012, and partner in 2014. He has spent his nearly
30-year
career as an investor in middle market companies and has originated billions of dollars in commitments across all industries to companies in various stages of the lifecycle. Mr. Miller serves as a member of the Private Credit Investment Committee. In 2004, he
co-founded
Goldman Sachs’s middle market origination effort investing primarily firm capital and has led that business since 2013. Prior to joining Goldman Sachs in 2004, Mr. Miller was senior vice president of originations for GE Capital, where he was responsible for structuring and originating loans in the media and telecommunications sectors. Previously, Mr. Miller was a director at SunTrust Bank, responsible for originating and managing a portfolio of middle market loans. Mr. Miller earned a BS from Auburn University. Effective December 31, 2026, Mr. Miller will cease serving as our
Co-Chief
Executive Officer and
Co-Principal
Executive Officer and will serve as advisory director to Goldman Sachs. For additional information, see “
Prospectus Summary—Recent Developments.
”
The Company’s portfolio managers do not receive any direct compensation from us for serving in such capacity.

The table below shows the dollar range of shares of common stock beneficially owned by our portfolio managers as of June 30, 2026.

Name of Portfolio Managers	Dollar Range of Equity Securities in the Company (1)(2)
Vivek Bantwal	$100,001-$500,000
David Miller	$100,001-$500,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Dollar ranges were determined using the number of shares beneficially owned as of June 30, 2026 multiplied by our NAV per share as of June 30, 2026.
Other Accounts Managed
Our portfolio managers are also primarily responsible for the day-to-day
management of the portfolios of certain other accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts	Total Other Assets (in millions)	Number of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts Where Advisory Fee is Based on Performance (in millions)
Vivek Bantwal	Registered Investment Companies (1)	6	$29,341	5	$27,487
	Other Pooled Investment Vehicles (1)	4	$2,008	—	—
	Other Accounts (2)	100	$121,712	63	$75,760

David Miller	Registered Investment Companies (1)	6	$29,341	5	$27,487
	Other Pooled Investment Vehicles (1)	4	$2,008	—	—
	Other Accounts (2)	70	$23,227	50	$17,154

(1)	As of June 30, 2026
(2)	As of March 31, 2026
Please refer to “Potential Conflicts of Interest” for a description of material conflicts of interest that may arise in connection with our portfolio managers’ management of the Company, on the one hand, and the investments of the Other Accounts referred to in the table above, on the other.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Please refer to “Certain Relationships and Related Party Transactions” in our most recent definitive proxy statement, as well as our most recent annual report on Form
10-K,
which are incorporated by reference into this prospectus, for information relating to our related party transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
Please refer to our most recent definitive proxy statement, which is incorporated by reference into this prospectus, for additional information relating to the control persons and principal stockholders of the Company.
To our knowledge, as of September 24, 2026, there were no persons that beneficially owned, either directly or indirectly or through one or more controlled companies, 25% or more of our outstanding voting securities, no persons that have acknowledged or asserted having control of us, and no persons who have been deemed to control us by an adjudication under Section 2(a)(9) of the Investment Company Act that has become final.
The following table sets forth, as of September 24, 2026, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to the Company. The percentage ownership is based on 111,049,130 shares of common stock outstanding as of September 24, 2026.

Name and Address	Type of Ownership	Shares Owned	Percentage
Beneficial owners of 5% or more
The Goldman Sachs Group, Inc. (1)	Beneficial	6,511,381	5.86%
Interested Directors
Kaysie Uniacke	Beneficial	22,557	*
Independent Directors
Jaime Ardila	Beneficial	19,414	*
Carlos E. Evans	Beneficial	64,446	*
Timothy J. Leach	Beneficial	28,745	*
Richard A. Mark	Beneficial	17,667	*
Executive Officers
Vivek Bantwal	Beneficial	22,000	*
David Miller	Beneficial	20,000	*
Tucker Greene	Beneficial	10,500	*
Stanley Matuszewski	—	—	—
John Lanza	—	—	—
Julien Yoo	—	—	—
Caroline Kraus	—	—	—
Justin Betzen	—	—	—
Greg Watts	—	—	—
Jennifer Yang	—	—	—
Matthew Carter	—	—	—
All executive officers and directors as a group (16 persons) (2)		205,329	*

*	Less than 1%.
(1)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024. The address of The Goldman Sachs Group, Inc., a Delaware corporation, is 200 West Street, New York, New York 10282. The shares of the Company’s common stock shown in the above table as being owned by GS Group Inc. include 680,414 shares held directly by Goldman Sachs & Co. LLC, United Capital Financial Advisers, and Folio Investments Inc., each a subsidiary of GS Group Inc. GS Group Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Each of GS Group Inc. and Goldman Sachs & Co. LLC has indicated

that it intends to vote the Company’s shares over which it has voting discretion in the same manner and proportion as shares of the Company over which GS Group Inc. or Goldman Sachs & Co. LLC does not have voting discretion.

(2)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

PORTFOLIO COMPANIES
The table set forth below contains certain information as of June 30, 2026 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In this table, we have further specified our descriptions of certain investments to indicate whether they are first-lien or second-lien loans, unsecured debt, preferred stock, common stock or warrants.

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
Debt Investments - 232.7%
Canada - 7.9%
1st Lien/Senior Secured Debt - 7.9%
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Québec, Canada H4T 1P4	Chemicals	8.41%	S + 4.75%	11/01/30		$14,347	$14,154	$14,203	(6) (7) (8)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Québec, Canada H4T 1P4	Chemicals	7.39%	C + 4.75%	11/01/30	CAD	7,791	5,542	5,439	(6) (7) (8)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Québec, Canada H4T 1P4	Chemicals	7.37%	C + 4.75%	11/01/30	CAD	1,937	792	760	(6) (7) (8) (9)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Québec, Canada H4T 1P4	Chemicals	8.41%	S + 4.75%	11/01/30		1,722	1,698	1,705	(6) (7) (8)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Québec, Canada H4T 1P4	Chemicals	7.35%	C + 4.75%	11/01/30	CAD	776	32	28	(6) (7) (8) (9)
Rocket Bidco, Inc. (dba Recochem)	850 Montee de Liesse, Montreal, Québec, Canada H4T 1P4	Chemicals		C + 4.75%	11/01/30	CAD	518	(7)	(4)	(6) (7) (8) (9)
Prophix Software Inc. (dba Pound Bidco)	350 Burnhamthorpe Rd. West, Suite 1000, Mississauga, Ontario, Canada L5B 3J1	Financial Services	8.89%	S + 5.25%	05/01/29		14,515	14,434	14,370	(6) (7) (8)
Prophix Software Inc. (dba Pound Bidco)	350 Burnhamthorpe Rd. West, Suite 1000, Mississauga, Ontario, Canada L5B 3J1	Financial Services	8.91%	S + 5.25%	05/01/29		730	492	487	(6) (7) (8) (9)
Aryeh Bidco Investment Ltd. (dba Dentalcorp)	181 Bay Street; Suite 2600, Toronto, ON, Canada	Health Care Providers & Services	7.29%	C + 5.00%	01/14/33	CAD	5,206	3,715	3,634	(6) (7) (8)
Aryeh Bidco Investment Ltd. (dba Dentalcorp)	181 Bay Street; Suite 2600, Toronto, ON, Canada	Health Care Providers & Services	7.29%	C + 5.00%	01/14/33	CAD	969	97	91	(6) (7) (8) (9)
Aryeh Bidco Investment Ltd. (dba Dentalcorp)	181 Bay Street; Suite 2600, Toronto, ON, Canada	Health Care Providers & Services	7.29%	C + 5.00%	01/14/33	CAD	692	56	54	(6) (7) (8) (9)
Jupiter Refuel Canada Buyer Inc. (dba 4Refuel)	231 Oak Park Blvd, Suite 206, Oakville, ON L6H 7S8, Canada	Oil, Gas & Consumable Fuels	7.54%	C + 5.25%	06/30/31	CAD	45,461	32,955	31,573	(6) (7) (8)
Jupiter Refuel Canada Buyer Inc. (dba 4Refuel)	231 Oak Park Blvd, Suite 206, Oakville, ON L6H 7S8, Canada	Oil, Gas & Consumable Fuels		C + 5.25%	06/30/31	CAD	9,957	(45)	(105)	(6) (7) (8) (9)
Jupiter Refuel Canada Buyer Inc. (dba 4Refuel)	231 Oak Park Blvd, Suite 206, Oakville, ON L6H 7S8, Canada	Oil, Gas & Consumable Fuels	7.93%	C + 5.25%	06/30/31	CAD	6,638	1,195	1,136	(6) (7) (8) (9)
Everest Clinical Research Corporation	675 Cochrane Drive East Tower, 4th Floor, Markham, Ontario Canada L3R 0B8	Professional Services	8.38%	S + 4.50%	11/06/28		4,656	4,614	4,609	(6) (7) (8)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
Everest Clinical Research Corporation (fka 1272775 B.C. LTD.)	675 Cochrane Drive East Tower, 4th Floor, Markham, Ontario Canada L3R 0B8	Professional Services	8.38%	S + 4.50%	11/06/28		7,098	7,051	7,027	(6) (7) (8)
Everest Clinical Research Corporation (fka 1272775 B.C. LTD.)	675 Cochrane Drive East Tower, 4th Floor, Markham, Ontario Canada L3R 0B8	Professional Services		S + 4.50%	11/06/28		1,260	(7)	(13)	(6) (7) (8) (9)
Rodeo Buyer Company (dba Absorb Software)	275-1011 9th Ave SE, Calgary, AB T2G 0H7	Professional Services	10.07%	S + 6.25%	05/25/27		21,167	21,088	20,690	(6) (7) (8)
Rodeo Buyer Company (dba Absorb Software)	275-1011 9th Ave SE, Calgary, AB T2G 0H7	Professional Services		S + 6.25%	05/25/27		3,387	(11)	(76)	(6) (7) (8) (9)
iWave Information Systems, Inc.	2nd Level, Confederation Court Mall, Box 182 – 134 Kent Street, Charlottetown, PE, Canada C1A 8R8	Software	9.40%	S + 5.75%	11/22/28		860	851	847	(6) (7) (8)
iWave Information Systems, Inc.	2nd Level, Confederation Court Mall, Box 182 – 134 Kent Street, Charlottetown, PE, Canada C1A 8R8	Software	9.40%	S + 5.75%	11/22/28		438	87	81	(6) (7) (8) (9)

Total 1st Lien/Senior Secured Debt								108,783	106,536

Total Canada								$108,783	$106,536
India - 1.3%
1st Lien/Senior Secured Debt - 1.3%
AGS Health BCP LLC (dba AGS Health)	1015 18th St NW, Washington, DC 20036	Health Care Technology	7.92%	S + 4.25%	08/02/32		$17,615	$17,576	$17,483	(6) (7) (8)
AGS Health BCP LLC (dba AGS Health)	1015 18th St NW, Washington, DC 20036	Health Care Technology		S + 4.25%	08/02/32		6,249	(7)	(47)	(6) (7) (8) (9)
AGS Health BCP LLC (dba AGS Health)	1015 18th St NW, Washington, DC 20036	Health Care Technology		S + 4.25%	08/02/32		2,273	(5)	(17)	(6) (7) (8) (9)

Total 1st Lien/Senior Secured Debt								17,564	17,419

Total India								$17,564	$17,419
United Kingdom - 3.6%
1st Lien/Senior Secured Debt - 3.6%
Clearcourse Partnership Acquireco Finance Limited	10-12 Eastcheap, First Floor, London, England EC3M 1AJ	IT Services	11.51%	SN + 7.78% (Incl. 0.28% PIK)	07/25/28	GBP	16,832	$20,427	$21,545	(6) (7) (8)
Clearcourse Partnership Acquireco Finance Limited	10-12 Eastcheap, First Floor, London, England EC3M 1AJ	IT Services	11.51%	SN + 7.78% (Incl. 0.28% PIK)	07/25/28	GBP	9,936	12,603	12,718	(6) (7) (8)
SI Swan UK Bidco Limited (dba Sapiens International)	Azrieli Center, 26 Harokmim Street, Holon 588-5800	Software	8.42%	S + 4.75%	12/17/32		15,104	15,033	14,991	(6) (7) (8)
SI Swan UK Bidco Limited (dba Sapiens International)	Azrieli Center, 26 Harokmim Street, Holon 588-5800	Software		S + 4.75%	12/17/32		2,619	(6)	(20)	(6) (7) (8) (9)

Total 1st Lien/Senior Secured Debt								48,057	49,234

Total United Kingdom								$48,057	$49,234

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
United States - 219.9%
1st Lien/Senior Secured Debt - 205.5%
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.64%	S + 5.00%	01/09/30	$955	$939	$933	(6) (7)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.64%	S + 5.00%	01/09/30	730	721	713	(6) (7)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.65%	S + 5.00%	01/09/30	326	323	319	(6) (7)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.65%	S + 5.00%	01/09/28	250	61	57	(6) (7) (9)
Frontgrade Technologies Holdings Inc.	4350 Centennial Blvd., Colorado Springs, CO 80907	Aerospace & Defense	8.68%	S + 5.00%	01/09/30	58	58	57	(6) (7)
PPW Aero Buyer, Inc. (dba Pursuit Aerospace)	200 Adams Street, Manchester, CT 06042	Aerospace & Defense	8.73%	S + 5.00%	09/30/31	11,323	11,221	11,209	(6) (7)
PPW Aero Buyer, Inc. (dba Pursuit Aerospace)	200 Adams Street, Manchester, CT 06042	Aerospace & Defense	8.73%	S + 5.00%	09/30/31	4,595	477	451	(6) (7) (9)
PPW Aero Buyer, Inc. (dba Pursuit Aerospace)	200 Adams Street, Manchester, CT 06042	Aerospace & Defense	8.73%	S + 5.00%	09/30/31	2,706	1,005	1,001	(6) (7) (9)
VisionSafe Holdings, Inc.	46-217 Kahuhipa Street, Kaneohe, HI 96744	Aerospace & Defense	9.14%	S + 5.50%	04/18/30	6,660	6,567	6,527	(6) (7)
VisionSafe Holdings, Inc.	46-217 Kahuhipa Street, Kaneohe, HI 96744	Aerospace & Defense		S + 5.50%	04/18/30	1,219	(16)	(24)	(6) (7) (9)
Auctane, Inc. (dba ShipStation Global)	4301 Bull Creek Road, Austin, TX, 78731	Air Freight & Logistics	9.42%	S + 5.75%	06/01/33	5,000	4,926	4,925	(6)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics	8.48%	S + 4.75%	08/02/32	13,203	13,084	13,071	(6) (7)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics		S + 4.75%	08/02/32	4,042	(18)	(40)	(6) (7) (9)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics	8.44%	S + 4.75%	08/02/32	1,573	604	602	(6) (7) (9)
Zeppelin US Buyer Inc. (dba Global Critical Logistics)	1 Pennsylvania Plaza, Suite 1723, New York, NY 10119	Air Freight & Logistics		S + 4.75%	08/02/32	448	(4)	(4)	(6) (7) (9)
Thrasio, LLC	85 West St, Ste 34, Walpole, MA 02052	Broadline Retail	14.01%	S + 10.26%	06/18/29	4,007	3,191	3,986	(6) (7) (10)
Burgess Pigment, LLC	525 Beck Blvd, Sandersville, GA 31082	Chemicals	8.73%	S + 5.00%	06/30/31	4,505	4,460	4,460	(6)
Burgess Pigment, LLC	525 Beck Blvd, Sandersville, GA 31082	Chemicals		S + 5.00%	06/30/31	495	(5)	(5)	(6) (9)
3SI Security Systems, Inc.	101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Commercial Services & Supplies		S + 6.50%	12/16/26	11,895	11,763	7,583	(7) (11)
3SI Security Systems, Inc.	101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Commercial Services & Supplies		S + 6.50%	12/16/26	1,812	1,780	1,155	(7) (11)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.24%	S + 6.50%	08/01/29	3,890	3,829	3,871	(6) (7)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	9.49%	S + 5.75%	08/01/29	2,156	2,131	2,097	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	9.49%	S + 5.75%	08/01/29	$1,847	$751	$716	(6) (7) (9)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.24%	S + 6.50%	08/01/29	1,182	1,162	1,176	(6) (7)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.24%	S + 6.50%	08/01/29	1,063	683	692	(6) (7) (9)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.24%	S + 6.50%	08/01/29	587	577	584	(6) (7)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies		S + 6.50%	08/01/29	506	(3)	(14)	(6) (7) (9)
Buckeye Acquiror LLC (dba Superior Environmental Solutions)	9996 Joseph James Drive, Cincinnati, OH 45246	Commercial Services & Supplies	10.24%	S + 6.50%	08/01/29	196	191	195	(6) (7)
Edko, LLC	4615 Marlena St., Bossier City, LA 71111	Commercial Services & Supplies	8.48%	S + 4.75%	10/02/31	23,635	23,422	23,398	(6) (7)
Edko, LLC	4615 Marlena St., Bossier City, LA 71111	Commercial Services & Supplies		S + 4.75%	10/02/31	8,446	(37)	(84)	(6) (7) (9)
Edko, LLC	4615 Marlena St., Bossier City, LA 71111	Commercial Services & Supplies		S + 4.75%	10/02/31	4,223	(37)	(42)	(6) (7) (9)
EnviroSmart, LLC (dba ES Integrated)	1629 Meeting Street Road, Charleston, SC 29405	Commercial Services & Supplies	8.73%	S + 5.00%	09/24/31	5,822	5,756	5,749	(6) (7)
EnviroSmart, LLC (dba ES Integrated)	1629 Meeting Street Road, Charleston, SC 29405	Commercial Services & Supplies	8.67%	S + 5.00%	09/24/31	3,344	1,414	1,409	(6) (7) (9)
EnviroSmart, LLC (dba ES Integrated)	1629 Meeting Street Road, Charleston, SC 29405	Commercial Services & Supplies	8.69%	S + 5.00%	09/24/31	1,676	568	566	(6) (7) (9)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.39%	S + 4.75% (Incl. 2.00% PIK)	03/04/32	9,016	8,939	8,701	(6) (7)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.39%	S + 4.75% (Incl. 2.00% PIK)	03/04/32	3,516	3,487	3,393	(6) (7)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.37%	S + 4.75% (Incl. 2.00% PIK)	03/04/32	3,227	3,170	3,086	(6) (7) (9)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.39%	S + 4.75% (Incl. 2.00% PIK)	03/04/32	1,847	1,830	1,783	(6) (7)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies	8.39%	S + 4.75% (Incl. 2.00% PIK)	03/04/32	1,032	1,023	996	(6) (7)
Frontline Road Safety Operations, LLC	1125 17th Street, Suite 1575, Denver, CO 80202	Commercial Services & Supplies		S + 4.75% (Incl. 2.00% PIK)	03/04/32	584	(5)	(20)	(6) (7) (9)
Legends Hospitality Holding Company, LLC (fka ASM Buyer, Inc.)	61 Broadway Street, Suite 2400, New York, NY 10006	Commercial Services & Supplies	9.16%	S + 5.50% (Incl. 2.75% PIK)	08/22/31	8,780	8,598	8,648	(6) (7)
Legends Hospitality Holding Company, LLC (fka ASM Buyer, Inc.)	61 Broadway Street, Suite 2400, New York, NY 10006	Commercial Services & Supplies	8.64%	S + 5.00%	08/22/30	1,000	261	260	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Legends Hospitality Holding Company, LLC (fka ASM Buyer, Inc.)	61 Broadway Street, Suite 2400, New York, NY 10006	Commercial Services & Supplies	8.66%	S + 5.00%	08/22/31	$496	$488	$488	(6) (7)
Sweep Purchaser LLC	4141 Rockside Road, Suite100, Cleveland, OH 44131	Commercial Services & Supplies	9.52%	S + 5.75% PIK	06/30/27	23,495	23,433	23,201	(6) (7)
Sweep Purchaser LLC	4141 Rockside Road, Suite100, Cleveland, OH 44131	Commercial Services & Supplies	9.51%	S + 5.75%	06/30/27	10,463	10,446	10,358	(6) (7)
Sweep Purchaser LLC	4141 Rockside Road, Suite100, Cleveland, OH 44131	Commercial Services & Supplies	10.15%	S + 5.75%	06/30/27	4,541	1,350	1,317	(6) (7) (9)
TEI Intermediate LLC (dba Triumvirate Environmental)	200 Innerbelt Road, Somerville, MA 02143	Commercial Services & Supplies	8.98%	S + 5.25% (Incl. 2.88% PIK)	12/15/31	19,906	19,745	19,806	(6) (7)
TEI Intermediate LLC (dba Triumvirate Environmental)	200 Innerbelt Road, Somerville, MA 02143	Commercial Services & Supplies	8.40%	S + 4.75%	12/15/31	6,233	4,417	4,432	(6) (7) (9)
TEI Intermediate LLC (dba Triumvirate Environmental)	200 Innerbelt Road, Somerville, MA 02143	Commercial Services & Supplies	8.42%	S + 4.75%	12/15/31	2,649	306	314	(6) (7) (9)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	8.91%	S + 5.25%	04/30/31	11,033	10,914	10,923	(6) (7)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	8.92%	S + 5.25%	04/30/31	2,089	2,064	2,068	(6) (7)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	8.91%	S + 5.25%	04/30/30	1,230	1,054	1,054	(6) (7) (9)
USA DeBusk, LLC	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	8.91%	S + 5.25%	04/30/30	777	395	392	(6) (7) (9)
Valet Waste Holdings, Inc. (dba Valet Living)	10150 Highland Manorr Drive, Suite 120, Tampa, FL 33610	Commercial Services & Supplies	9.64%	S + 6.00%	05/01/29	25,074	24,967	24,698	(6) (7)
Valet Waste Holdings, Inc. (dba Valet Living)	10150 Highland Manorr Drive, Suite 120, Tampa, FL 33610	Commercial Services & Supplies	9.64%	S + 6.00%	05/01/29	2,641	2,536	2,507	(6) (7) (9)
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	9.16%	S + 5.50%	06/29/27	31,425	31,330	31,347	(6) (7)
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	8.67%	S + 5.00%	06/29/27	14,925	14,827	14,813	(6) (7)
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	8.93%	S + 5.25%	06/29/27	9,547	9,489	9,499	(6) (7)
VRC Companies, LLC (dba Vital Records Control)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies		S + 5.50%	06/29/27	944	(2)	(2)	(6) (7) (9)
Wildcat Solutions Holdings, LLC (dba O6 Environmental)	6311 Bartmer Industrial Dr, St. Louis, MO 63130	Commercial Services & Supplies	8.40%	S + 4.75%	08/05/32	6,733	6,673	6,666	(6) (7)
Wildcat Solutions Holdings, LLC (dba O6 Environmental)	6311 Bartmer Industrial Dr, St. Louis, MO 63130	Commercial Services & Supplies		S + 4.75%	08/05/32	2,056	(9)	(21)	(6) (7) (9)
Wildcat Solutions Holdings, LLC (dba O6 Environmental)	6311 Bartmer Industrial Dr, St. Louis, MO 63130	Commercial Services & Supplies		S + 4.75%	08/05/32	1,799	(16)	(18)	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment		S + 7.00% PIK	09/01/28		$4,714	$640	$—	(6) (7) (11)
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment	9.73%	S + 6.00% PIK	09/01/28		690	672	535	(6) (7) (8)
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment	9.73%	S + 6.00% PIK	09/01/28		416	405	322	(6) (7) (8)
Geo TopCo Corporation (fka Geotechnical Merger Sub, Inc.)	10225 Westmoor Drive, Suite 205, Westminster, CO 80021	Construction & Engineering	8.17%	S + 4.50%	10/15/31		663	657	656	(6) (7)
Geo TopCo Corporation (fka Geotechnical Merger Sub, Inc.)	10225 Westmoor Drive, Suite 205, Westminster, CO 80021	Construction & Engineering	8.17%	S + 4.50%	10/15/31		245	137	136	(6) (7) (9)
Geo TopCo Corporation (fka Geotechnical Merger Sub, Inc.)	10225 Westmoor Drive, Suite 205, Westminster, CO 80021	Construction & Engineering	8.17%	S + 4.50%	10/15/31		92	21	21	(6) (7) (9)
Sonar Acquisitionco, Inc. (dba SimPRO)	1 S.E. 3rd Avenue, Suite 2620, Miami, FL 33131	Construction & Engineering	9.36%	B + 5.00%	10/24/30		11,321	11,231	11,208	(6) (7) (8)
Sonar Acquisitionco, Inc. (dba SimPRO)	1 S.E. 3rd Avenue, Suite 2620, Miami, FL 33131	Construction & Engineering	9.36%	B + 5.00%	10/24/30	AUD	11,199	7,380	7,676	(6) (7) (8)
Sonar Acquisitionco, Inc. (dba SimPRO)	1 S.E. 3rd Avenue, Suite 2620, Miami, FL 33131	Construction & Engineering		B + 5.00%	10/24/30		1,132	(8)	(11)	(6) (7) (8) (9)
Superman Holdings, LLC (dba Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	8.23%	S + 4.50%	08/29/31		10,053	10,014	9,928	(6) (7)
Superman Holdings, LLC (dba Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering	8.23%	S + 4.50%	08/29/31		3,282	3,262	3,241	(6) (7)
Superman Holdings, LLC (dba Foundation Software)	17800 Royalton Road, Strongsville, OH 44136	Construction & Engineering		S + 4.50%	08/29/31		1,471	(5)	(18)	(6) (7) (9)
Blast Bidco Inc. (dba Bazooka Candy Brands)	200 Vesey Street, New York, NY 10281	Consumer Staples Distribution & Retail	9.73%	S + 6.00%	10/04/30		4,377	4,301	4,278	(6) (7)
Blast Bidco Inc. (dba Bazooka Candy Brands)	200 Vesey Street, New York, NY 10281	Consumer Staples Distribution & Retail		S + 6.00%	10/05/29		522	(7)	(12)	(6) (7) (9)
Oliver Packaging and Equipment Company, LLC (fka Buffalo Merger Sub, LLC)	3236 Wilson Dr. NW, Walker, MI 49534	Containers & Packaging	8.90%	S + 5.25%	11/01/30		44,120	43,613	43,458	(6) (7)
Oliver Packaging and Equipment Company, LLC (fka Buffalo Merger Sub, LLC)	3236 Wilson Dr. NW, Walker, MI 49534	Containers & Packaging		S + 5.25%	11/01/30		5,208	(56)	(78)	(6) (7) (9)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.41%	S + 4.75%	08/02/32		3,741	3,707	3,685	(6) (7)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.41%	S + 4.75%	08/02/32		3,308	3,278	3,258	(6) (7)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.41%	S + 4.75%	08/02/32		1,853	1,836	1,825	(6) (7)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.69%	S + 4.75%	08/02/32		1,634	287	277	(6) (7) (9)
Precision Concepts Parent Inc.	16810 Kenton Drive, Suite 310, Huntersville, NC 28078	Containers & Packaging	8.41%	S + 4.75%	08/02/32		1,633	1,618	1,608	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
A Place For Mom, Inc.	701 5th Ave, Suite 3200, Seattle, WA 98104	Diversified Consumer Services	9.14%	S + 5.50%	02/10/28		$7,046	$7,032	$6,130	(7)
ABC Investment Holdco Inc. (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Diversified Consumer Services	9.73%	S + 6.00%	04/26/29		8,117	8,015	7,954	(6) (7)
ABC Investment Holdco Inc. (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Diversified Consumer Services	9.64%	S + 6.00%	04/26/29		5,368	2,056	2,009	(6) (7) (9)
ABC Investment Holdco Inc. (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Diversified Consumer Services		S + 6.00%	04/26/29		767	(9)	(15)	(6) (7) (9)
BNI Intermediate Holdings LLC (dba Business Network International)	3430 Toringdon Way, Suite 300, Charlotte, NC 28277	Diversified Consumer Services		S + 5.25%	06/20/33		420	—	—	(6) (9)
BNI Intermediate Holdings LLC (dba Business Network International)	3430 Toringdon Way, Suite 300, Charlotte, NC 28277	Diversified Consumer Services		E + 5.25%	06/20/33	EUR	250	—	—	(6) (9)
BNI Intermediate Holdings LLC (dba Business Network International)	3430 Toringdon Way, Suite 300, Charlotte, NC 28277	Diversified Consumer Services		S + 5.25%	06/20/33		92	—	—	(6) (9)
BNI Intermediate Holdings LLC (dba Business Network International)	3430 Toringdon Way, Suite 300, Charlotte, NC 28277	Diversified Consumer Services		S + 5.25%	06/20/33		46	—	—	(6) (9)
CST Holding Company (dba Intoxalock)	11035 Aurora Avenue, Des Moines, IA 50325	Diversified Consumer Services	8.74%	S + 5.00%	11/01/28		882	859	869	(6) (7)
CST Holding Company (dba Intoxalock)	11035 Aurora Avenue, Des Moines, IA 50325	Diversified Consumer Services		S + 5.00%	11/01/28		86	(2)	(1)	(6) (7) (9)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.88%	S + 5.00%	12/21/29		14,009	13,841	13,869	(6) (7)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.83%	S + 5.00%	12/21/29		6,614	6,108	6,162	(6) (7) (9)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.88%	S + 5.00%	12/21/29		6,253	6,151	6,191	(6) (7)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.88%	S + 5.00%	12/21/29		4,703	4,645	4,656	(6) (7)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.88%	S + 5.00%	12/21/29		4,673	4,617	4,626	(6) (7)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services		S + 5.00%	12/21/29		2,590	(30)	(26)	(6) (7) (9)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.88%	S + 5.00%	12/21/29		2,196	2,167	2,174	(6) (7)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services	8.88%	S + 5.00%	12/21/29		1,865	1,833	1,847	(6) (7)
FS WhiteWater Borrower, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Diversified Consumer Services		S + 5.00%	12/21/29		750	(7)	(4)	(6) (7) (9)
Heartland Home Services, Inc. (fka Helios Buyer, Inc.)	51327 Quadrate Drive, Macomb, MI 48042	Diversified Consumer Services	9.83%	S + 6.00%	12/15/26		18,310	18,279	17,806	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Heartland Home Services, Inc. (fka Helios Buyer, Inc.)	51327 Quadrate Drive, Macomb, MI 48042	Diversified Consumer Services	9.83%	S + 6.00%	12/15/26	$14,323	$14,308	$13,929	(6) (7)
Heartland Home Services, Inc. (fka Helios Buyer, Inc.)	51327 Quadrate Drive, Macomb, MI 48042	Diversified Consumer Services	9.83%	S + 6.00%	12/15/26	7,546	7,530	7,338	(6) (7)
Heartland Home Services, Inc. (fka Helios Buyer, Inc.)	51327 Quadrate Drive, Macomb, MI 48042	Diversified Consumer Services	9.82%	S + 6.00%	12/15/26	2,433	2,429	2,366	(6) (7)
Pacvue Intermediate LLC (fka Assembly Intermediate LLC)	9696 Culver Blvd, Suite 308, Culver City, California 90232	Diversified Consumer Services	8.98%	S + 5.25%	10/19/28	43,991	43,678	43,551	(6) (7)
Pacvue Intermediate LLC (fka Assembly Intermediate LLC)	9696 Culver Blvd, Suite 308, Culver City, California 90232	Diversified Consumer Services	8.98%	S + 5.25%	10/19/28	8,798	8,733	8,710	(6) (7)
Pacvue Intermediate LLC (fka Assembly Intermediate LLC)	9696 Culver Blvd, Suite 308, Culver City, California 90232	Diversified Consumer Services		S + 5.25%	10/19/28	4,399	(27)	(44)	(6) (7) (9)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services	9.76%	S + 6.00%	07/06/27	17,089	4,075	4,022	(6) (7) (9) (10)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services	9.76%	S + 6.00%	07/06/27	10,368	10,318	10,290	(6) (7) (10)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services	9.76%	S + 6.00%	07/06/27	7,271	7,230	7,216	(6) (7) (10)
Southeast Mechanical, LLC	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Diversified Consumer Services		S + 6.00%	07/06/27	1,900	(8)	(14)	(6) (7) (9) (10)
Splash Car Wash, Inc.	472 Wheelers Farms Rd, Suite 201, Milford, CT 06461	Diversified Consumer Services	8.73%	S + 5.00%	03/17/32	1,060	1,053	1,052	(6) (7)
Splash Car Wash, Inc.	472 Wheelers Farms Rd, Suite 201, Milford, CT 06461	Diversified Consumer Services		S + 5.00%	03/17/32	246	(2)	(2)	(6) (7) (9)
Splash Car Wash, Inc.	472 Wheelers Farms Rd, Suite 201, Milford, CT 06461	Diversified Consumer Services		S + 5.00%	03/17/31	123	(1)	(1)	(6) (7) (9)
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	8.70%	S + 5.00%	07/25/28	1,648	615	593	(6) (7) (9)
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	9.20%	S + 5.50%	07/25/28	943	939	933	(6) (7)
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	9.60%	S + 5.75%	07/25/28	209	209	207	(6) (7)
Spotless Brands, LLC	One Mid America Plaza, Suite 210, Oak Brook Terrace, IL 60181	Diversified Consumer Services	9.60%	S + 5.75%	07/25/28	32	32	32	(6) (7)
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Diversified Consumer Services		S + 5.00%	06/02/31	21,475	(44)	(215)	(6) (7) (9)
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Diversified Consumer Services	8.73%	S + 5.00%	06/02/31	16,817	16,689	16,649	(6) (7)
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Diversified Consumer Services	8.73%	S + 5.00%	06/02/31	8,516	8,449	8,431	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Summit Buyer, LLC (dba Classic Collision)	375 Northridge Road, Suite 450, Atlanta, GA 30350	Diversified Consumer Services	10.75%	P + 4.00%	05/31/30	$2,178	$748	$741	(6) (7) (9)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services	8.67%	S + 5.00%	05/01/31	10,430	10,351	10,325	(6) (7)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services	8.69%	S + 5.00%	05/01/31	2,747	2,724	2,720	(6) (7)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services	8.68%	S + 5.00%	05/01/31	2,631	533	522	(6) (7) (9)
Sunshine Cadence HoldCo, LLC (dba Cadence Education)	8800 North Gainey Center Drive, Suite 300, Scottsdale, Arizona 85258	Diversified Consumer Services		S + 5.00%	05/01/30	1,615	(10)	(16)	(6) (7) (9)
VASA Fitness Buyer, Inc.	1259 South 800 East Orem, UT 84097	Diversified Consumer Services	9.99%	S + 6.25%	08/15/30	4,764	4,647	4,740	(6) (7)
VASA Fitness Buyer, Inc.	1259 South 800 East Orem, UT 84097	Diversified Consumer Services	9.99%	S + 6.25%	08/15/30	2,043	2,016	2,032	(6) (7) (9)
VASA Fitness Buyer, Inc.	1259 South 800 East Orem, UT 84097	Diversified Consumer Services		S + 6.25%	08/15/30	253	(4)	(1)	(6) (7) (9)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	7.91%	S + 4.25%	08/06/31	429	426	425	(6) (7)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment		S + 4.25%	08/06/31	248	(1)	(2)	(6) (7) (9)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	7.91%	S + 4.25%	08/06/31	232	230	229	(6) (7)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	7.91%	S + 4.25%	08/06/31	183	182	181	(6) (7)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment		S + 4.25%	08/06/31	116	(1)	(1)	(6) (7) (9)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment		S + 4.25%	08/06/31	66	—	(1)	(6) (7) (9)
Trystar, LLC	15765 Acorn Trail, Faribault, MN 55021	Electrical Equipment	7.91%	S + 4.25%	08/06/31	66	66	65	(6) (7)
Pearl Acquisition Buyer, Inc. (dba Alliance Technical Group)	255 Grant St. SE, Ste 600, Decatur, AL 35601	Energy Equipment & Services	8.23%	S + 4.50%	12/31/32	3,547	3,530	3,511	(6) (7)
Pearl Acquisition Buyer, Inc. (dba Alliance Technical Group)	255 Grant St. SE, Ste 600, Decatur, AL 35601	Energy Equipment & Services		S + 4.50%	12/31/32	1,022	(3)	(10)	(6) (7) (9)
Pearl Acquisition Buyer, Inc. (dba Alliance Technical Group)	255 Grant St. SE, Ste 600, Decatur, AL 35601	Energy Equipment & Services	8.24%	S + 4.50%	12/31/32	431	114	112	(6) (7) (9)
Chess.com, LLC (fka Checkmate Finance Merger Sub, LLC)	12531 South Fort Street, Draper, UT 84020	Entertainment	9.83%	S + 6.00%	12/31/27	24,111	23,963	23,990	(6) (7)
Chess.com, LLC (fka Checkmate Finance Merger Sub, LLC)	12531 South Fort Street, Draper, UT 84020	Entertainment		S + 6.00%	12/31/27	3,140	(16)	(16)	(6) (7) (9)
Streamland Media Midco LLC	1132 Vine. St., Hollywood, CA 90038	Entertainment	9.49%	S + 5.50% (Incl. 1.00% PIK)	04/02/29	18,475	18,243	17,182	(6) (7)
Streamland Media Midco LLC	1132 Vine. St., Hollywood, CA 90038	Entertainment	9.47%	S + 5.50% (Incl. 1.00% PIK)	04/02/29	3,638	3,240	3,240	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Streamland Media Midco LLC	1132 Vine. St., Hollywood, CA 90038	Entertainment	9.49%	S + 5.50% (Incl. 1.00% PIK)	04/02/29	$2,606	$2,606	$2,424	(6) (7)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.73%	S + 5.00%	12/06/29	20,957	20,820	20,853	(6) (7)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.73%	S + 5.00%	12/06/29	2,946	2,924	2,931	(6) (7)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services		S + 5.00%	12/06/29	2,805	(17)	(14)	(6) (7) (9)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.66%	S + 5.00%	12/06/29	992	436	437	(6) (7) (9)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services	8.66%	S + 5.00%	12/06/29	914	902	909	(6) (7)
Admiral Buyer, Inc. (dba Fidelity Payment Services)	141 Flushing Avenue Brooklyn, Suite 501, NY 11205	Financial Services		S + 5.00%	12/06/29	558	(2)	(3)	(6) (7) (9)
Aria Systems, LLC	100 Pine Street, Suite 2450, San Francisco, CA 94111	Financial Services	13.76%	S + 10.00% (Incl. 2.00% PIK)	06/30/26	26,772	26,772	26,504	(6) (7) (12)
BCTO Bluebill Buyer, Inc. (dba Ren)	8888 Keystone Crossing, Suite 1200, Indianapolis, IN 46240	Financial Services	8.17%	S + 4.50%	07/30/32	18,162	17,999	17,890	(6) (7)
BCTO Bluebill Buyer, Inc. (dba Ren)	8888 Keystone Crossing, Suite 1200, Indianapolis, IN 46240	Financial Services		S + 4.50%	07/30/32	2,270	(20)	(34)	(6) (7) (9)
BSI3 Menu Buyer, Inc (dba Kydia)	115 Perimeter Center Pl #1025, Atlanta, GA 30346	Financial Services		S + 6.00%	01/25/28	1,038	(8)	(13)	(6) (7) (9)
BSI3 Menu Buyer, Inc (dba Kydia)	115 Perimeter Center Pl #1025, Atlanta, GA 30346	Financial Services	9.76%	S + 6.00%	01/25/28	962	957	950	(6) (7)
Celero Commerce LLC	100 Westwood Place, Suite 200, Brentwood, TN 37027	Financial Services	8.66%	S + 5.00%	02/28/31	3,795	3,772	3,786	(6) (7)
Celero Commerce LLC	100 Westwood Place, Suite 200, Brentwood, TN 37027	Financial Services	8.73%	S + 5.00%	02/28/31	904	250	251	(6) (7) (9)
Celero Commerce LLC	100 Westwood Place, Suite 200, Brentwood, TN 37027	Financial Services		S + 5.00%	02/28/31	301	(2)	(1)	(6) (7) (9)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Financial Services	8.23%	S + 4.50%	11/17/31	41,858	41,852	41,439	(6) (7)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Financial Services		S + 4.50%	11/17/31	4,294	(10)	(43)	(6) (7) (9)
Computer Services, Inc.	3901 Technology Drive, Paducah, KY 42001	Financial Services		S + 4.50%	11/17/31	2,668	(6)	(27)	(6) (7) (9)
Coretrust Purchasing Group LLC	One Park Plaza, Bldg. 1,Nashville, TN 37203	Financial Services	8.89%	S + 5.25%	10/01/29	12,784	12,691	12,720	(6) (7)
Coretrust Purchasing Group LLC	One Park Plaza, Bldg. 1,Nashville, TN 37203	Financial Services		S + 5.25%	10/01/29	113	(2)	(1)	(6) (7) (9)
Fullsteam Operations LLC	540 Devall Dr., Ste. 301, Auburn, AL 36832	Financial Services	8.90%	S + 5.25%	08/08/31	26,716	26,481	26,249	(6) (7)
Fullsteam Operations LLC	540 Devall Dr., Ste. 301, Auburn, AL 36832	Financial Services		S + 5.25%	08/08/31	8,905	(38)	(156)	(6) (7) (9)
Fullsteam Operations LLC	540 Devall Dr., Ste. 301, Auburn, AL 36832	Financial Services	8.88%	S + 5.25%	08/08/31	2,968	939	913	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
GS AcquisitionCo, Inc. (dba Insightsoftware)	3301 Benson Drive, Suite 201, Raleigh, NC 27609	Financial Services	8.98%	S + 5.25%	05/25/28	$27,355	$27,238	$24,620	(6) (7)
GS AcquisitionCo, Inc. (dba Insightsoftware)	3301 Benson Drive, Suite 201, Raleigh, NC 27609	Financial Services	8.98%	S + 5.25%	05/25/28	2,382	2,373	2,142	(6) (7) (9)
GS AcquisitionCo, Inc. (dba Insightsoftware)	3301 Benson Drive, Suite 201, Raleigh, NC 27609	Financial Services	8.98%	S + 5.25%	05/25/28	681	678	613	(6) (7)
MerchantWise Solutions, LLC (dba HungerRush)	1315 West Sam Houston Pkwy North, Suite 100, Houston, TX 77043	Financial Services	11.23%	S + 7.50% (Incl. 4.50% PIK)	06/01/28	20,802	20,658	16,641	(6) (7)
MerchantWise Solutions, LLC (dba HungerRush)	1315 West Sam Houston Pkwy North, Suite 100, Houston, TX 77043	Financial Services	11.23%	S + 7.50% (Incl. 4.50% PIK)	06/01/28	4,369	4,332	3,495	(6) (7)
Newtek Merchant Solutions, LLC (dba NewtekOne)	4800 T-Rex Avenue, Suite 120, Boca Raton, Florida 33431	Financial Services	9.14%	S + 5.50%	09/26/30	16,715	16,569	16,548	(6) (7) (8)
Newtek Merchant Solutions, LLC (dba NewtekOne)	4800 T-Rex Avenue, Suite 120, Boca Raton, Florida 33431	Financial Services		S + 5.50%	09/26/30	936	(8)	(9)	(6) (7) (8) (9)
Project Accelerate Parent, LLC (dba ABC Fitness)	2600 N. Dallas Parkway, Ste 590, Frisco, TX 75034	Financial Services	8.89%	S + 5.25%	02/24/31	12,863	12,768	12,766	(6) (7)
Project Accelerate Parent, LLC (dba ABC Fitness)	2600 N. Dallas Parkway, Ste 590, Frisco, TX 75034	Financial Services		S + 5.25%	02/24/31	1,875	(13)	(14)	(6) (7) (9)
Eagle Family Foods Group LLC	1975 E 61st Street, Cleveland, OH 44103	Food Products	8.43%	S + 4.75%	08/12/30	797	791	789	(6) (7)
Eagle Family Foods Group LLC	1975 E 61st Street, Cleveland, OH 44103	Food Products		S + 4.75%	08/12/30	101	(1)	(1)	(6) (7) (9)
Envero Midco 2 LLC (dba Sun World)	4029 Coffee Road, Suite A, Bakersfield, California 93308	Food Products		S + 4.75%	03/02/33	3,372	—	—	(6) (9)
Envero Midco 2 LLC (dba Sun World)	4029 Coffee Road, Suite A, Bakersfield, California 93308	Food Products		S + 4.75%	03/02/33	1,163	—	—	(6) (9)
Envero Midco 2 LLC (dba Sun World)	4029 Coffee Road, Suite A, Bakersfield, California 93308	Food Products		S + 4.75%	03/02/33	465	—	—	(6) (9)
Rubix Foods, LLC	13203 Flagler Center Blvd, Jacksonville, FL 32258	Food Products	8.39%	S + 4.75%	04/30/31	22,976	22,782	22,516	(6) (7)
Rubix Foods, LLC	13203 Flagler Center Blvd, Jacksonville, FL 32258	Food Products		S + 4.75%	04/30/31	1,792	(14)	(36)	(6) (7) (9)
Tropical Bidco, LLC (dba Tropical Cheese)	452 Fayette Street, Perth Amboy, NJ 08861	Food Products	8.48%	S + 4.75%	12/11/30	14,395	14,217	14,107	(6) (7)
Tropical Bidco, LLC (dba Tropical Cheese)	452 Fayette Street, Perth Amboy, NJ 08861	Food Products		S + 4.75%	12/11/30	1,674	(19)	(33)	(6) (7) (9)
Eptam Plastics, Ltd.	2 Riverside Business Park, Northfield, New Hampshire 03276	Health Care Equipment & Supplies	9.24%	S + 5.50%	12/06/27	9,996	9,955	9,171	(6) (7) (13)
Eptam Plastics, Ltd.	2 Riverside Business Park, Northfield, New Hampshire 03276	Health Care Equipment & Supplies	9.82%	S + 6.00%	12/06/27	5,483	5,470	5,059	(6) (7) (13)
Eptam Plastics, Ltd.	2 Riverside Business Park, Northfield, New Hampshire 03276	Health Care Equipment & Supplies	9.24%	S + 5.50%	12/06/27	4,705	4,697	4,317	(6) (7) (13)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
Eptam Plastics, Ltd.	2 Riverside Business Park, Northfield, New Hampshire 03276	Health Care Equipment & Supplies	9.24%	S + 5.50%	12/06/27		$4,310	$4,301	$3,955	(6) (7) (13)
Eptam Plastics, Ltd.	2 Riverside Business Park, Northfield, New Hampshire 03276	Health Care Equipment & Supplies	9.24%	S + 5.50%	12/06/27		2,269	2,262	2,081	(6) (7) (13)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915	Health Care Equipment & Supplies	7.73%	E + 5.50%	11/28/31	EUR	10,215	10,620	11,438	(6) (7)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915	Health Care Equipment & Supplies		S + 5.50%	11/28/31		6,387	(54)	(128)	(6) (7) (9)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915	Health Care Equipment & Supplies	7.73%	E + 5.50%	11/28/31		5,128	3,721	3,692	(6) (7) (9)
Hamilton Thorne, Inc.	100 Cummings Center, Suite 465E, Beverly, MA 01915	Health Care Equipment & Supplies	9.17%	S + 5.50%	11/28/31		3,760	3,698	3,685	(6) (7)
Riverpoint Medical, LLC	825 NE 25th Avenue, Portland, OR 97232	Health Care Equipment & Supplies	8.14%	S + 4.50%	06/21/27		19,038	18,920	18,990	(6) (7)
Riverpoint Medical, LLC	825 NE 25th Avenue, Portland, OR 97232	Health Care Equipment & Supplies	8.14%	S + 4.50%	06/21/27		4,576	4,551	4,564	(6) (7)
Riverpoint Medical, LLC	825 NE 25th Avenue, Portland, OR 97232	Health Care Equipment & Supplies		S + 4.50%	06/21/27		4,094	(13)	(10)	(6) (7) (9)
Riverpoint Medical, LLC	825 NE 25th Avenue, Portland, OR 97232	Health Care Equipment & Supplies	8.14%	S + 4.50%	06/21/27		1,443	1,439	1,439	(6) (7)
Zeus Company LLC	3740 Industrial Boulevard, Orangeburg, SC 29118	Health Care Equipment & Supplies	9.13%	S + 5.40%	02/28/31		24,433	24,169	22,601	(6) (7)
Zeus Company LLC	3740 Industrial Boulevard, Orangeburg, SC 29118	Health Care Equipment & Supplies	9.14%	S + 5.40%	02/28/30		3,426	539	314	(6) (7) (9)
Zeus Company LLC	3740 Industrial Boulevard, Orangeburg, SC 29118	Health Care Equipment & Supplies	9.13%	S + 5.40%	02/28/31		2,259	2,234	2,089	(6) (7)
Argos Health Holdings, Inc	2021 Cedar Springs Rd., Suite 1050, Dallas, TX 75201	Health Care Providers & Services	8.68%	S + 5.00%	12/03/29		21,010	20,812	20,800	(6) (7)
Argos Health Holdings, Inc	2021 Cedar Springs Rd., Suite 1050, Dallas, TX 75201	Health Care Providers & Services	8.68%	S + 5.00%	12/03/29		9,350	9,274	9,257	(6) (7)
Bayside Opco, LLC (dba Pro-PT)	576 Broadhollow Road, Melville, NY 11747	Health Care Providers & Services	11.13%	S + 7.25%	06/01/27		2,873	2,867	2,866	(7)
Bayside Opco, LLC (dba Pro-PT)	576 Broadhollow Road, Melville, NY 11747	Health Care Providers & Services	11.13%	S + 7.25%	06/01/27		1,016	982	973	(7)
Bayside Opco, LLC (dba Pro-PT)	576 Broadhollow Road, Melville, NY 11747	Health Care Providers & Services	10.88%	S + 7.00%	06/01/27		415	74	74	(7) (9)
CFS Management, LLC (dba Center for Sight Management)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	12.49%	S + 8.50% (Incl. 2.25% PIK)	09/30/26		21,356	21,346	17,832	(6) (7)
CFS Management, LLC (dba Center for Sight Management)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	12.49%	S + 8.50% (Incl. 2.25% PIK)	09/30/26		3,707	3,708	3,096	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
CFS Management, LLC (dba Center for Sight Management)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	12.49%	S + 8.50% (Incl. 2.25% PIK)	09/30/26	$2,202	$2,202	$1,839	(6) (7)
Coding Solutions Acquisition, Inc. (dba CorroHealth)	6509 Windcrest Dr, Plano, TX 75024	Health Care Providers & Services	8.64%	S + 5.00%	08/07/31	2,542	2,520	2,517	(6) (7)
Coding Solutions Acquisition, Inc. (dba CorroHealth)	6509 Windcrest Dr, Plano, TX 75024	Health Care Providers & Services		S + 5.00%	08/07/31	221	(2)	(2)	(6) (7) (9)
Coding Solutions Acquisition, Inc. (dba CorroHealth)	6509 Windcrest Dr, Plano, TX 75024	Health Care Providers & Services		S + 5.00%	08/07/31	99	(2)	(1)	(6) (7) (9)
CORA Health Holdings Corp	1110 Shawnee Road, Lima, OH 45805	Health Care Providers & Services	9.48%	S + 5.75% (Incl. 4.04% PIK)	06/15/29	22,881	22,729	19,734	(6) (7)
CORA Health Holdings Corp	1110 Shawnee Road, Lima, OH 45805	Health Care Providers & Services	9.49%	S + 5.75%	06/15/29	370	368	319	(6) (7)
DECA Dental Holdings LLC	12750 Merit Dr Ste 1100, Dallas, TX 75251	Health Care Providers & Services	9.58%	S + 5.75%	08/28/28	20,694	20,538	18,625	(6) (7)
DECA Dental Holdings LLC	12750 Merit Dr Ste 1100, Dallas, TX 75251	Health Care Providers & Services	9.58%	S + 5.75%	08/28/28	2,178	2,162	1,961	(6) (7)
DECA Dental Holdings LLC	12750 Merit Dr Ste 1100, Dallas, TX 75251	Health Care Providers & Services	9.58%	S + 5.75%	08/26/27	1,711	1,703	1,540	(6) (7)
Highfive Dental Holdco, LLC	2 Metroplex Drive Suite 235, Homewood, Alabama 35209	Health Care Providers & Services	9.49%	S + 5.75%	06/13/28	2,728	2,691	2,701	(6) (7)
Highfive Dental Holdco, LLC	2 Metroplex Drive Suite 235, Homewood, Alabama 35209	Health Care Providers & Services	9.49%	S + 5.75%	06/13/28	1,386	66	64	(6) (7) (9)
Highfive Dental Holdco, LLC	2 Metroplex Drive Suite 235, Homewood, Alabama 35209	Health Care Providers & Services	9.49%	S + 5.75%	06/13/28	313	121	122	(6) (7) (9)
Honor HN Buyer, Inc	100 Challenger Rd Suite 105, Ridgefield Park, NJ 07660	Health Care Providers & Services	9.63%	S + 5.75%	10/15/27	23,261	23,138	23,202	(6) (7)
Honor HN Buyer, Inc	100 Challenger Rd Suite 105, Ridgefield Park, NJ 07660	Health Care Providers & Services	9.63%	S + 5.75%	10/15/27	14,711	14,628	14,675	(6) (7)
Honor HN Buyer, Inc	100 Challenger Rd Suite 105, Ridgefield Park, NJ 07660	Health Care Providers & Services	9.63%	S + 5.75%	10/15/27	9,995	2,077	2,083	(6) (7) (9)
Honor HN Buyer, Inc	100 Challenger Rd Suite 105, Ridgefield Park, NJ 07660	Health Care Providers & Services	9.63%	S + 5.75%	10/15/27	9,737	9,672	9,713	(6) (7)
Honor HN Buyer, Inc	100 Challenger Rd Suite 105, Ridgefield Park, NJ 07660	Health Care Providers & Services		S + 5.75%	10/15/27	2,802	(13)	(7)	(6) (7) (9)
One GI LLC	1325 Eastmoreland, Suite 410, Memphis, Tennessee 38104	Health Care Providers & Services		S + 6.75%	12/22/25	21,894	21,700	16,749	(6)(7)(11)(12)
One GI LLC	1325 Eastmoreland, Suite 410, Memphis, Tennessee 38104	Health Care Providers & Services		S + 6.75%	12/22/25	11,689	11,586	8,942	(6)(7)(11)(12)
One GI LLC	1325 Eastmoreland, Suite 410, Memphis, Tennessee 38104	Health Care Providers & Services		S + 6.75%	12/22/25	9,001	8,922	6,886	(6)(7)(11)(12)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
One GI LLC	1325 Eastmoreland, Suite 410, Memphis, Tennessee 38104	Health Care Providers & Services		S + 6.75%	12/22/25	$6,416	$6,360	$4,908	(6)(7)(11)(12)
One GI LLC	1325 Eastmoreland, Suite 410, Memphis, Tennessee 38104	Health Care Providers & Services		S + 6.75%	12/22/25	3,610	3,578	2,762	(6)(7)(11)(12)
Premier Imaging, LLC (dba Lucid Health)	100 E. Campus View Blvd. Suite 100 Columbus, OH 43235	Health Care Providers & Services	9.99%	S + 6.00% (Incl. 3.27% PIK)	10/31/27	30,010	30,010	22,207	(6) (7)
Premier Imaging, LLC (dba Lucid Health)	100 E. Campus View Blvd. Suite 100 Columbus, OH 43235	Health Care Providers & Services	9.99%	S + 6.00% (Incl. 3.27% PIK)	10/31/27	8,306	8,306	6,147	(6) (7)
Premier Imaging, LLC (dba Lucid Health)	100 E. Campus View Blvd. Suite 100 Columbus, OH 43235	Health Care Providers & Services	9.99%	S + 6.00% (Incl. 3.27% PIK)	10/31/27	6,637	6,637	4,912	(6) (7)
Premier Imaging, LLC (dba Lucid Health)	100 E. Campus View Blvd. Suite 100 Columbus, OH 43235	Health Care Providers & Services	9.99%	S + 6.00% (Incl. 3.27% PIK)	10/31/27	1,781	1,781	1,318	(6) (7)
SpecialtyCare, Inc.	3 Maryland Farms, Suite 200, Brentwood, TN 37027	Health Care Providers & Services	8.44%	S + 4.75%	12/18/29	8,985	8,968	8,918	(6) (7)
SpecialtyCare, Inc.	3 Maryland Farms, Suite 200, Brentwood, TN 37027	Health Care Providers & Services		S + 4.75%	12/18/29	634	(2)	(5)	(6) (7) (9)
SpecialtyCare, Inc.	3 Maryland Farms, Suite 200, Brentwood, TN 37027	Health Care Providers & Services	8.41%	S + 4.75%	12/18/29	312	79	79	(6) (7) (9)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.88%	S + 5.00%	03/01/28	4,254	1,439	1,412	(6) (7) (9)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.88%	S + 5.00%	03/01/28	612	608	606	(6) (7)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.88%	S + 5.00%	03/01/28	168	167	167	(6) (7)
SpendMend Holdings LLC	2680 Horizon Drive SE, Grand Rapids, MI 49546	Health Care Providers & Services	8.88%	S + 5.00%	03/01/28	83	13	13	(6) (7) (9)
Vardiman Black Holdings, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Health Care Providers & Services		S + 7.00% PIK	03/18/27	871	793	333	(6) (7) (10) (11)
Vardiman Black Holdings, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Health Care Providers & Services	10.72%	S + 7.00% PIK	03/18/27	98	104	102	(6) (7) (10) (13)
AGS Health BCP Holdings, Inc. (dba AGS Health)	1015 18th St NW, Washington, DC 20036	Health Care Technology	7.92%	S + 4.25%	08/02/32	33,523	33,448	33,272	(6) (7)
AGS Health BCP Holdings, Inc. (dba AGS Health)	1015 18th St NW, Washington, DC 20036	Health Care Technology		S + 4.25%	08/02/32	11,363	(12)	(85)	(6) (7) (9)
AGS Health BCP Holdings, Inc. (dba AGS Health)	1015 18th St NW, Washington, DC 20036	Health Care Technology		S + 4.25%	08/02/32	3,977	(9)	(30)	(6) (7) (9)
Blazing Star Shields Direct Parent, LLC (dba Shields Health Solutions)	100 Technology Center Drive, Quincy, MA, 02072	Health Care Technology	9.67%	S + 6.00%	08/28/30	39,229	38,551	38,837	(6) (7)
Blazing Star Shields Direct Parent, LLC (dba Shields Health Solutions)	100 Technology Center Drive, Quincy, MA, 02072	Health Care Technology		S + 6.00%	08/28/30	1,582	(26)	(16)	(6) (7) (9)
ESO Solutions, Inc.	11500 Alterra Parkway, Suite 100, Austin, TX 78758	Health Care Technology	9.17%	S + 5.50%	05/03/27	39,908	39,766	39,608	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
ESO Solutions, Inc.	11500 Alterra Parkway, Suite 100, Austin, TX 78758	Health Care Technology	9.17%	S + 5.50%	05/03/27	$4,498	$4,469	$4,465	(6) (7)
ESO Solutions, Inc.	11500 Alterra Parkway, Suite 100, Austin, TX 78758	Health Care Technology	9.16%	S + 5.50%	05/03/27	3,620	2,450	2,434	(6) (7) (9)
Experity, Inc.	8777 Velocity Dr., Machesney Park, IL 61115	Health Care Technology		S + 5.00% (Incl. 2.25% PIK)	02/22/30	1,315	(11)	(20)	(6) (7) (9)
Experity, Inc.	8777 Velocity Dr., Machesney Park, IL 61115	Health Care Technology	8.73%	S + 5.00% (Incl. 2.25% PIK)	02/22/30	608	604	599	(6) (7)
IMO Investor Holdings, Inc. (fka Intelligent Medical Objects, Inc.)	439 CHICORA DRIVE, LEWISTON, NY, 14094	Health Care Technology	8.57%	S + 5.00%	05/11/29	12,055	11,938	11,874	(6) (7)
IMO Investor Holdings, Inc. (fka Intelligent Medical Objects, Inc.)	439 CHICORA DRIVE, LEWISTON, NY, 14094	Health Care Technology		S + 5.00%	05/11/28	1,490	(10)	(22)	(6) (7) (9)
IMO Investor Holdings, Inc. (fka Intelligent Medical Objects, Inc.)	439 CHICORA DRIVE, LEWISTON, NY, 14094	Health Care Technology	8.58%	S + 5.00%	05/11/29	1,092	1,080	1,075	(6) (7)
MedeAnalytics Parent, Inc.	501 W President George Bush Highway, Suite 250, Richardson, TX 75080	Health Care Technology		3.00% PIK	10/23/28	240	142	121	(6) (7) (11)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology	7.99%	S + 4.35%	05/19/32	5,348	5,325	5,215	(6) (7)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology	7.99%	S + 4.35%	05/19/32	2,815	2,801	2,744	(6) (7)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology	7.99%	S + 4.35%	05/19/32	1,251	1,245	1,220	(6) (7)
Octane Purchaser, Inc. (dba Office Ally)	1300 SE Cardinal Court, Suite 190, Vancouver, WA 98683	Health Care Technology		S + 4.35%	05/19/32	1,126	(5)	(28)	(6) (7) (9)
PDDS Holdco, Inc. (dba Planet DDS)	3990 Westerly Pl #200, Newport Beach, CA 92660	Health Care Technology	9.63%	S + 6.00%	09/30/31	22,988	22,780	22,528	(6) (7)
PDDS Holdco, Inc. (dba Planet DDS)	3990 Westerly Pl #200, Newport Beach, CA 92660	Health Care Technology	9.64%	S + 6.00%	09/30/31	3,284	218	181	(6) (7) (9)
PlanSource Holdings, Inc.	101 South Garland Avenue, Orlando, FL 32801	Health Care Technology	9.17%	S + 5.50%	12/30/26	56,720	56,591	56,295	(6) (7)
PlanSource Holdings, Inc.	101 South Garland Avenue, Orlando, FL 32801	Health Care Technology		S + 5.50%	12/30/26	7,824	(10)	(59)	(6) (7) (9)
PlanSource Holdings, Inc.	101 South Garland Avenue, Orlando, FL 32801	Health Care Technology	9.17%	S + 5.50%	12/30/26	905	903	898	(6) (7)
PlanSource Holdings, Inc.	101 South Garland Avenue, Orlando, FL 32801	Health Care Technology	9.17%	S + 5.50%	12/30/26	905	904	898	(6) (7)
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	10.20%	S + 6.25% (Incl. 3.13% PIK)	01/18/30	25,670	25,015	22,333	(6) (7)
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	10.20%	S + 6.25% (Incl. 3.13% PIK)	01/18/30	5,654	5,609	4,919	(6) (7)
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology		S + 6.25% (Incl. 3.13% PIK)	01/18/30	2,617	(24)	(340)	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
WebPT, Inc.	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	10.20%	S + 6.25% (Incl. 3.13% PIK)	01/18/30	$2,252	$2,234	$1,959	(6) (7)
Omega Midwest Buyer, LLC (dba Omega Fitness Holdings)	6000 Monona Dr., Suite 204, Monona, WI 53716	Hotels, Restaurants & Leisure	8.48%	S + 4.75%	12/31/31	4,110	4,058	4,058	(6) (7)
Omega Midwest Buyer, LLC (dba Omega Fitness Holdings)	6000 Monona Dr., Suite 204, Monona, WI 53716	Hotels, Restaurants & Leisure	8.40%	S + 4.75%	12/31/31	652	160	157	(6) (7) (9)
Omega Midwest Buyer, LLC (dba Omega Fitness Holdings)	6000 Monona Dr., Suite 204, Monona, WI 53716	Hotels, Restaurants & Leisure	8.38%	S + 4.75%	12/31/31	217	63	62	(6) (7) (9)
Supreme Fitness Group NY Holdings, LLC	320 Yonkers Avenue, Yonkers, NY 10701	Hotels, Restaurants & Leisure	8.69%	S + 5.00%	04/14/31	10,821	10,708	10,686	(6) (7)
Supreme Fitness Group NY Holdings, LLC	320 Yonkers Avenue, Yonkers, NY 10701	Hotels, Restaurants & Leisure	8.70%	S + 5.00%	04/14/31	2,513	1,693	1,682	(6) (7) (9)
Supreme Fitness Group NY Holdings, LLC	320 Yonkers Avenue, Yonkers, NY 10701	Hotels, Restaurants & Leisure		S + 5.00%	04/14/31	1,261	(13)	(16)	(6) (7) (9)
CURiO Brands LLC	629 Ninth Street SE, Minneapolis, Minnesota 55414	Household Products	8.73%	S + 5.00%	04/02/31	776	769	768	(6) (7)
CURiO Brands LLC	629 Ninth Street SE, Minneapolis, Minnesota 55414	Household Products		S + 5.00%	04/02/31	131	(1)	(1)	(6) (7) (9)
CURiO Brands LLC	629 Ninth Street SE, Minneapolis, Minnesota 55414	Household Products		S + 5.00%	04/02/31	65	(1)	(1)	(6) (7) (9)
AQ Sunshine, Inc. (dba Relation Insurance)	10950 Grandview Drive, Suite 300, Walnut Creek, CA, 94597	Insurance	8.66%	S + 5.00%	07/24/33	3,679	3,661	3,661	(6)
AQ Sunshine, Inc. (dba Relation Insurance)	10950 Grandview Drive, Suite 300, Walnut Creek, CA, 94597	Insurance	8.74%	S + 5.00%	07/24/33	826	40	40	(6) (9)
AQ Sunshine, Inc. (dba Relation Insurance)	10950 Grandview Drive, Suite 300, Walnut Creek, CA, 94597	Insurance		S + 5.00%	07/24/32	413	(3)	(3)	(6) (9)
Khoros, LLC (fka Lithium Technologies, Inc.)	7300 Ranch Road 2222, Building 3, Suite 150, Austin, TX 78730	Interactive Media & Services	10.00%	10.00%	05/23/30	18,973	18,388	18,262	(6) (7)
Ark Data Centers, LLC	460 12th Ave SE, Suite 100, Cedar Rapids, IA 52401	IT Services	8.48%	S + 4.75%	11/27/30	8,500	8,367	8,202	(6) (7)
Ark Data Centers, LLC	460 12th Ave SE, Suite 100, Cedar Rapids, IA 52401	IT Services	8.48%	S + 4.75%	11/27/30	5,000	1,103	975	(6) (7) (9)
Ark Data Centers, LLC	460 12th Ave SE, Suite 100, Cedar Rapids, IA 52401	IT Services	8.48%	S + 4.75%	11/27/30	1,500	1,427	1,397	(6) (7) (9)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.64%	S + 5.00%	10/02/29	3,326	3,279	3,310	(6) (7)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.64%	S + 5.00%	10/02/29	2,319	2,300	2,308	(6) (7)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.65%	S + 5.00%	10/02/29	1,297	245	253	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.64%	S + 5.00%	10/02/29	$1,175	$1,160	$1,169	(6) (7)
Guidepoint Security Holdings, LLC (fka GPS Phoenix Buyer, Inc.)	2201 Cooperative Way, Suite 225, Herdon, VA 20171	IT Services	8.64%	S + 5.00%	10/02/29	882	210	216	(6) (7) (9)
QBS Parent, Inc. (dba Quorum Software)	811 Main Street, Suite 2200, Houston, TX 77002	IT Services	8.23%	S + 4.50%	06/03/32	19,960	19,877	19,860	(6)
QBS Parent, Inc. (dba Quorum Software)	811 Main Street, Suite 2200, Houston, TX 77002	IT Services		S + 4.50%	06/03/32	2,009	(8)	(10)	(6) (9)
QBS Parent, Inc. (dba Quorum Software)	811 Main Street, Suite 2200, Houston, TX 77002	IT Services	8.48%	S + 4.75%	06/03/32	370	22	20	(6) (9)
US Signal Company, LLC	201 Ionia Ave SW, Grand Rapids, MI 49503	IT Services	9.26%	S + 5.50%	09/04/29	6,842	6,795	6,774	(6) (7)
US Signal Company, LLC	201 Ionia Ave SW, Grand Rapids, MI 49503	IT Services	9.28%	S + 5.50%	09/04/29	2,105	1,565	1,558	(6) (7) (9)
US Signal Company, LLC	201 Ionia Ave SW, Grand Rapids, MI 49503	IT Services	9.29%	S + 5.50%	09/04/29	1,053	520	516	(6) (7) (9)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.48%	S + 4.75%	01/22/29	3,827	3,820	3,789	(6) (7)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.48%	S + 4.75%	01/22/29	1,746	1,739	1,729	(6) (7)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services		S + 4.75%	01/22/29	439	(1)	(4)	(6) (7) (9)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.48%	S + 4.75%	01/22/29	367	363	363	(6) (7)
Wellness AcquisitionCo, Inc. (dba SPINS)	222 W. Hubbard St., Suite 300, Chicago, IL 60654	IT Services	8.48%	S + 4.75%	01/22/29	300	298	297	(6) (7)
Xactly Corporation	300 Park Avenue, Suite 1700, San Jose, CA 95110	IT Services	10.02%	S + 6.25%	07/30/27	62,025	61,743	56,443	(6) (7)
Xactly Corporation	300 Park Avenue, Suite 1700, San Jose, CA 95110	IT Services		S + 6.25%	07/30/27	3,874	(15)	(349)	(6) (7) (9)
Circustrix Holdings, LLC (dba SkyZone)	86 N University Dr #305, Provo, UT 84601	Leisure Products	10.39%	S + 6.75%	07/18/28	4,078	4,025	3,874	(6) (7)
Circustrix Holdings, LLC (dba SkyZone)	86 N University Dr #305, Provo, UT 84601	Leisure Products	10.40%	S + 6.75%	07/18/28	528	521	502	(6) (7)
Circustrix Holdings, LLC (dba SkyZone)	86 N University Dr #305, Provo, UT 84601	Leisure Products	10.39%	S + 6.75%	07/18/28	269	266	255	(6) (7)
Ideal Components Acquisition, LLC (dba Ideal Tridon)	8100 Tridon Drive, Smyrna, TN 37167-6603 US	Machinery	8.64%	S + 5.00%	06/30/32	14,501	14,372	14,356	(6) (7)
Ideal Components Acquisition, LLC (dba Ideal Tridon)	8100 Tridon Drive, Smyrna, TN 37167-6603 US	Machinery		S + 5.00%	06/30/32	2,684	(12)	(27)	(6) (7) (9)
Ideal Components Acquisition, LLC (dba Ideal Tridon)	8100 Tridon Drive, Smyrna, TN 37167-6603 US	Machinery	9.04%	S + 5.00%	06/30/32	2,236	845	842	(6) (7) (9)
Mandrake Bidco, Inc. (dba Miratech)	420 S. 145th E. Ave., Tulsa, OK 74108	Machinery	8.16%	S + 4.50%	08/20/31	759	753	751	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
Mandrake Bidco, Inc. (dba Miratech)	420 S. 145th E. Ave., Tulsa, OK 74108	Machinery		S + 4.50%	08/20/30		$138	$(1)	$(1)	(6) (7) (9)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery	8.39%	S + 4.75%	12/02/31		14,238	14,121	13,918	(6) (7)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery	8.39%	S + 4.75%	12/02/31		3,717	3,684	3,633	(6) (7)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery	8.39%	S + 4.75%	12/02/31		1,860	125	98	(6) (7) (9)
Paris US Holdco, Inc. (dba Precinmac)	79 Prospect Avenue, South Paris, Maine 04281	Machinery	8.64%	S + 5.00%	12/02/31		1,000	159	154	(6) (7) (9)
Rotation Buyer, LLC (dba Rotating Machinery Services)	2760 Baglyos Circle, Bethlehem, PA 18020	Machinery	8.48%	S + 4.75%	12/26/31		19,613	19,450	19,368	(6) (7)
Rotation Buyer, LLC (dba Rotating Machinery Services)	2760 Baglyos Circle, Bethlehem, PA 18020	Machinery	8.42%	S + 4.75%	12/26/31		5,077	1,227	1,189	(6) (7) (9)
Rotation Buyer, LLC (dba Rotating Machinery Services)	2760 Baglyos Circle, Bethlehem, PA 18020	Machinery	8.47%	S + 4.75%	12/26/31		2,546	1,059	1,048	(6) (7) (9)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418	Machinery	8.23%	S + 4.50%	07/01/31		548	542	543	(6) (7) (8)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418	Machinery	7.78%	S + 4.50%	07/01/30		148	86	86	(6) (7) (8) (9)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418	Machinery	8.23%	S + 4.50%	07/01/31		147	28	28	(6) (7) (8) (9)
Spectrum Safety Solutions Purchaser, LLC (dba Carrier Industrial Fire)	13995 Pasteur Blvd, Palm Beach Gardens, Florida 33418	Machinery	6.79%	E + 4.50%	07/01/31	EUR	136	144	154	(6) (7) (8)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media	8.67%	S + 5.00%	09/03/30		12,896	12,702	12,767	(6) (7)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media		S + 5.00%	08/31/29		2,286	(31)	(23)	(6) (7) (9)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media	8.66%	S + 5.00%	09/03/30		1,513	1,495	1,498	(6) (7)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media		S + 5.00%	09/03/30		973	(14)	(10)	(6) (7) (9)
Recorded Books Inc. (dba RBMedia)	8400 Corporate Drive, Landover, MD 68502	Media		S + 5.00%	09/03/30		405	(6)	(4)	(6) (7) (9)
Jupiter Refuel US Buyer, Inc. (dba 4Refuel)	250-1900 Enchanted Way, Grapevine, Texas 76051	Oil, Gas & Consumable Fuels	8.98%	S + 5.25%	06/30/31		3,705	3,657	3,649	(6) (7) (8)
Jupiter Refuel US Buyer, Inc. (dba 4Refuel)	250-1900 Enchanted Way, Grapevine, Texas 76051	Oil, Gas & Consumable Fuels		S + 5.25%	06/30/31		811	(5)	(12)	(6) (7) (8) (9)
LS Clinical Services Holdings, Inc (dba CATO)	241 Waverly Oaks Road, Waltham, MA 02452	Pharmaceuticals	12.98%	S + 9.25%	12/17/29		20,202	20,055	14,192	(6) (7)
LS Clinical Services Holdings, Inc (dba CATO)	241 Waverly Oaks Road, Waltham, MA 02452	Pharmaceuticals	12.98%	S + 9.25%	06/18/29		1,263	1,255	887	(6) (7)
Bells Parent, Inc. (dba Atwell, LLC)	2 Towne Square #700, Southfield, MI 48076	Professional Services	8.68%	S + 5.00%	04/25/33		3,042	3,005	3,004	(6)
Bells Parent, Inc. (dba Atwell, LLC)	2 Towne Square #700, Southfield, MI 48076	Professional Services	8.73%	S + 5.00%	04/25/33		902	891	896	(6)
Bells Parent, Inc. (dba Atwell, LLC)	2 Towne Square #700, Southfield, MI 48076	Professional Services		S + 5.00%	04/25/33		481	(6)	(6)	(6) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Diligent Corporation	111 West 33rd St. 16th Floor, New York, NY 10001	Professional Services	8.67%	S + 5.00%	08/02/30	$49,253	$48,989	$48,760	(6) (7)
Diligent Corporation	111 West 33rd St. 16th Floor, New York, NY 10001	Professional Services	12.09%	S + 8.42% (Incl. 3.42% PIK)	08/02/30	8,443	8,398	8,359	(6) (7)
Diligent Corporation	111 West 33rd St. 16th Floor, New York, NY 10001	Professional Services	8.65%	S + 5.00%	08/02/30	7,450	2,906	2,868	(6) (7) (9)
Engage2Excel, Inc.	335 Old Mocksville Road, Statesville, NC 28625	Professional Services	10.99%	S + 7.25%	07/02/29	815	807	795	(6) (7)
Engage2Excel, Inc.	335 Old Mocksville Road, Statesville, NC 28625	Professional Services	11.57%	S + 7.25%	07/02/29	75	52	51	(6) (7) (9)
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Professional Services	9.42%	S + 5.75%	08/18/28	47,432	47,120	43,637	(6) (7)
iCIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Professional Services	9.41%	S + 5.75%	08/18/28	4,199	1,190	882	(6) (7) (9)
NFM & J, L.P. (dba the Facilities Group)	217 N. Howard Avenue, Ste. 200, Tampa, Florida 33606	Professional Services	9.51%	S + 5.75%	11/30/28	16,750	16,621	16,666	(6) (7)
NFM & J, L.P. (dba the Facilities Group)	217 N. Howard Avenue, Ste. 200, Tampa, Florida 33606	Professional Services	9.51%	S + 5.75%	11/30/28	16,477	16,355	16,394	(6) (7)
NFM & J, L.P. (dba the Facilities Group)	217 N. Howard Avenue, Ste. 200, Tampa, Florida 33606	Professional Services	11.50%	P + 4.75%	11/30/28	2,992	1,572	1,581	(6) (7) (9)
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	Professional Services		S + 7.50% PIK	08/22/29	18,047	15,642	857	(6) (7) (10) (11)
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	Professional Services	8.14%	S + 4.50% (Incl. 1.50% PIK)	08/22/29	9,852	9,788	9,064	(6) (7) (10)
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	Professional Services		S + 4.50% (Incl. 1.50% PIK)	08/22/29	6,046	—	(484)	(6) (7) (9) (10)
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	Professional Services	8.14%	S + 4.50% (Incl. 1.50% PIK)	08/22/29	4,926	4,926	4,532	(6) (7) (10)
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	Professional Services		S + 4.50% (Incl. 1.50% PIK)	08/22/29	2,418	—	(193)	(6) (7) (9) (10)
Westwood Professional Services Inc.	2901 Dallas Parkway, Suite 400, Plano, TX 75093	Professional Services	8.48%	S + 4.75%	09/19/31	11,621	11,535	11,563	(6) (7)
Westwood Professional Services Inc.	2901 Dallas Parkway, Suite 400, Plano, TX 75093	Professional Services	8.48%	S + 4.75%	09/19/31	2,842	1,491	1,493	(6) (7) (9)
Westwood Professional Services Inc.	2901 Dallas Parkway, Suite 400, Plano, TX 75093	Professional Services		S + 4.75%	09/19/31	1,479	(11)	(7)	(6) (7) (9)
HowlCO LLC (dba Lone Wolf)	717 N Hardwood Street, Suite 2200, Dallas, TX	Real Estate Mgmt. & Development	10.33%	S + 6.50% (Incl. 3.50% PIK)	10/22/27	38,097	37,924	34,669	(6) (7) (8)
HowlCO LLC (dba Lone Wolf)	717 N Hardwood Street, Suite 2200, Dallas, TX	Real Estate Mgmt. & Development	10.50%	S + 6.50% (Incl. 3.50% PIK)	10/22/27	12,331	12,288	11,221	(6) (7) (8)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
HowlCO LLC (dba Lone Wolf)	717 N Hardwood Street, Suite 2200, Dallas, TX	Real Estate Mgmt. & Development	10.33%	S + 6.50% (Incl. 3.50% PIK)	10/22/27	$11,686	$11,647	$10,634	(6) (7) (8)
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139	Real Estate Mgmt. & Development	8.48%	S + 4.75%	02/10/28	33,738	33,714	32,894	(6)
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139	Real Estate Mgmt. & Development	8.48%	S + 4.75%	02/10/28	1,824	1,003	963	(6) (9)
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139	Real Estate Mgmt. & Development	8.48%	S + 4.75%	02/10/28	273	67	61	(6) (9)
Zarya HoldCo, Inc. (dba Eptura)	950 East Paces Ferry Road, NE, Suite 800, Atlanta, GA 30326	Real Estate Mgmt. & Development	10.17%	S + 6.50%	07/01/27	74,941	74,941	74,191	(6) (7)
Zarya HoldCo, Inc. (dba Eptura)	950 East Paces Ferry Road, NE, Suite 800, Atlanta, GA 30326	Real Estate Mgmt. & Development	10.16%	S + 6.50%	07/01/27	7,987	3,423	3,343	(6) (7) (9)
Zarya HoldCo, Inc. (dba Eptura)	950 East Paces Ferry Road, NE, Suite 800, Atlanta, GA 30326	Real Estate Mgmt. & Development	10.17%	S + 6.50%	07/01/27	6,106	6,065	6,045	(6) (7)
Abacus Data Holdings, Inc. (dba Clutch Intermediate Holdings)	2775 Villa Creek, Dr # 132, Dallas, TX 75234	Software	9.54%	S + 6.00%	09/10/27	2,837	2,821	2,582	(6) (7)
Abacus Data Holdings, Inc. (dba Clutch Intermediate Holdings)	2775 Villa Creek, Dr # 132, Dallas, TX 75234	Software		S + 6.00%	09/10/27	1,220	(6)	(110)	(6) (7) (9)
Accommodations Plus Technologies LLC	265 Broadhollow Rd, Melville, NY 11747	Software	8.95%	S + 5.25%	05/28/32	2,301	2,276	2,266	(6) (7)
Accommodations Plus Technologies LLC	265 Broadhollow Rd, Melville, NY 11747	Software	8.95%	S + 5.25%	05/28/32	2,237	2,213	2,204	(6) (7)
Accommodations Plus Technologies LLC	265 Broadhollow Rd, Melville, NY 11747	Software		S + 5.25%	05/28/32	439	(4)	(7)	(6) (7) (9)
Acquia, Inc.	53 State Street, 10th Floor Boston, MA 02109	Software	9.83%	S + 6.00%	10/30/26	42,164	42,082	41,110	(6) (7)
Acquia, Inc.	53 State Street, 10th Floor Boston, MA 02109	Software	9.83%	S + 6.00%	10/30/26	10,554	10,533	10,290	(6) (7)
Acquia, Inc.	53 State Street, 10th Floor Boston, MA 02109	Software	9.82%	S + 6.00%	10/30/26	3,268	3,264	3,186	(6) (7)
AI Titan Parent, Inc. (dba Prometheus)	4601 Six Forks Road, Suite 220, Raleigh, NC 27609	Software	8.14%	S + 4.50%	08/29/31	7,167	7,110	7,024	(6) (7)
AI Titan Parent, Inc. (dba Prometheus)	4601 Six Forks Road, Suite 220, Raleigh, NC 27609	Software	8.11%	S + 4.50%	08/29/31	1,433	316	294	(6) (7) (9)
AI Titan Parent, Inc. (dba Prometheus)	4601 Six Forks Road, Suite 220, Raleigh, NC 27609	Software		S + 4.50%	08/29/31	896	(7)	(18)	(6) (7) (9)
AQ Helios Buyer, Inc. (dba SurePoint)	4850 Smith Rd, Suite 101, Cincinnati, OH 45212	Software	10.93%	S + 7.00%	12/31/26	39,210	39,129	38,132	(6) (7)
AQ Helios Buyer, Inc. (dba SurePoint)	4850 Smith Rd, Suite 101, Cincinnati, OH 45212	Software	11.93%	S + 8.00%	12/31/26	13,403	13,392	13,225	(6) (7) (9)
AQ Helios Buyer, Inc. (dba SurePoint)	4850 Smith Rd, Suite 101, Cincinnati, OH 45212	Software	11.93%	S + 8.00%	12/31/26	12,500	12,500	12,344	(6) (7)
AQ Helios Buyer, Inc. (dba SurePoint)	4850 Smith Rd, Suite 101, Cincinnati, OH 45212	Software	11.93%	S + 8.00%	12/31/26	6,600	6,600	6,517	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
AQ Helios Buyer, Inc. (dba SurePoint)	4850 Smith Rd, Suite 101, Cincinnati, OH 45212	Software	10.93%	S + 7.00%	12/31/26	$4,570	$3,648	$3,530	(6) (7) (9)
AQ Helios Buyer, Inc. (dba SurePoint)	4850 Smith Rd, Suite 101, Cincinnati, OH 45212	Software	11.93%	S + 8.00%	12/31/26	2,339	2,339	2,310	(6) (7)
Arrow Buyer, Inc. (dba Archer Technologies)	12 East 49th Street, New York NY 10017	Software	8.73%	S + 5.00%	07/01/30	2,868	2,821	2,839	(6) (7)
Arrow Buyer, Inc. (dba Archer Technologies)	12 East 49th Street, New York NY 10017	Software	8.73%	S + 5.00%	07/01/30	188	187	186	(6) (7)
Arrow Buyer, Inc. (dba Archer Technologies)	12 East 49th Street, New York NY 10017	Software	8.73%	S + 5.00%	07/01/30	182	179	180	(6) (7)
Artifact Bidco, Inc. (dba Avetta)	17671 Cowan, Suite 125, Irvine, UT, 84043	Software	7.88%	S + 4.15%	07/28/31	10,567	10,484	10,408	(6) (7)
Artifact Bidco, Inc. (dba Avetta)	17671 Cowan, Suite 125, Irvine, UT, 84043	Software		S + 4.15%	07/28/31	2,586	(9)	(39)	(6) (7) (9)
Artifact Bidco, Inc. (dba Avetta)	17671 Cowan, Suite 125, Irvine, UT, 84043	Software		S + 4.15%	07/26/30	1,256	(9)	(19)	(6) (7) (9)
Artifact Bidco, Inc. (dba Avetta)	17671 Cowan, Suite 125, Irvine, UT, 84043	Software		S + 4.15%	07/26/30	591	(4)	(9)	(6) (7) (9)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Drive; Suite 200, Cerritos, CA, 90703	Software	8.73%	S + 5.00%	07/14/31	600	595	586	(6) (7) (8)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Drive; Suite 200, Cerritos, CA, 90703	Software	8.73%	S + 5.00%	07/14/31	286	283	279	(6) (7) (8)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Drive; Suite 200, Cerritos, CA, 90703	Software	8.23%	S + 4.50%	07/14/31	148	147	145	(6) (7) (8)
Aurora Acquireco, Inc. (dba AuditBoard)	12900 Park Plaza Drive; Suite 200, Cerritos, CA, 90703	Software		S + 5.00%	07/14/31	114	(1)	(3)	(6) (7) (8) (9)
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software	8.15%	S + 4.50%	06/27/33	57,447	57,160	57,160	(6)
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software		S + 4.50%	06/27/33	10,638	(27)	(27)	(6) (9)
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software		S + 4.50%	06/27/33	4,486	(22)	(22)	(6) (9)
Clearwater Analytics, LLC	777 W. Main Street, Suite 900, Boise, ID 83702	Software		S + 4.50%	06/27/33	2,429	(12)	(12)	(6) (9)
Convenient Payments Acquisition, Inc.	12884 Fontrunner Blvd. Suite 220, Draper Utah 84020	Software	9.64%	S + 6.00%	12/31/26	5,040	5,027	4,989	(6) (7)
Convenient Payments Acquisition, Inc.	12884 Fontrunner Blvd. Suite 220, Draper Utah 84020	Software	9.64%	S + 6.00%	12/31/26	656	654	650	(6) (7)
Convenient Payments Acquisition, Inc.	12884 Fontrunner Blvd. Suite 220, Draper Utah 84020	Software		S + 6.00%	12/31/26	393	(1)	(4)	(6) (7) (9)
Crewline Buyer, Inc. (dba New Relic)	188 Spear St. Suite 1000, San Francisco, CA 94105	Software	10.41%	S + 6.75%	11/08/30	3,631	3,566	3,449	(6) (7)
Crewline Buyer, Inc. (dba New Relic)	188 Spear St. Suite 1000, San Francisco, CA 94105	Software		S + 6.75%	11/08/30	363	(6)	(18)	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software	8.14%	S + 4.50%	12/20/32		$3,859	$3,846	$3,801	(6) (7)
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software		S + 4.50%	12/20/32		806	(1)	(12)	(6) (7) (9)
Edition Holdings, Inc. (dba Enverus)	2901 Vía Fortuna #100, Austin, TX 78746	Software	8.15%	S + 4.50%	12/20/32		335	11	7	(6) (7) (9)
Gainsight, Inc.	350 Bay Street, Suite 100, San Francisco, CA 94133	Software	9.48%	S + 5.50%	07/30/27		29,079	28,976	28,788	(6) (7)
Gainsight, Inc.	350 Bay Street, Suite 100, San Francisco, CA 94133	Software		S + 5.50%	07/30/27		5,708	(18)	(57)	(6) (7) (9)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, Colorado 80202	Software	9.41%	S + 5.75% (Incl. 2.25% PIK)	01/17/31		11,979	11,897	11,919	(6) (7)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, Colorado 80202	Software	8.91%	S + 5.00% (Incl. 2.00% PIK)	01/17/31		2,658	2,642	2,592	(6) (7)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, Colorado 80202	Software	11.00%	P + 4.25%	01/17/31		1,645	121	119	(6) (7) (9)
GovDelivery Holdings, LLC (dba Granicus, Inc.)	707 17th Street, Suite 4000, Denver, Colorado 80202	Software		S + 5.75% (Incl. 2.25% PIK)	01/17/31		133	(2)	(3)	(6) (7) (9)
KPA Parent Holdings, Inc.	1380 Forest Park Circle, Lafayette, CO 80026	Software	8.14%	S + 4.50%	03/12/32		796	789	784	(6) (7)
KPA Parent Holdings, Inc.	1380 Forest Park Circle, Lafayette, CO 80026	Software		S + 4.50%	03/12/32		104	—	(2)	(6) (7) (9)
KPA Parent Holdings, Inc.	1380 Forest Park Circle, Lafayette, CO 80026	Software		S + 4.50%	03/12/32		79	(1)	(1)	(6) (7) (9)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software	7.98%	S + 4.25%	09/27/32		27,938	27,752	27,379	(6) (7)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software		S + 4.25%	09/27/32		4,493	(22)	(90)	(6) (7) (9)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software	7.99%	S + 4.25%	09/26/31		3,164	454	411	(6) (7) (9)
Lobos Parent, Inc. (dba NEOGOV)	2120 Park Place, Suite 100, El Segundo, CA 90245	Software		S + 4.25%	09/26/31		1,424	(9)	(28)	(6) (7) (9)
ML Holdco, LLC (dba MeridianLink)	1 Venture, Suite 235, Irvine, California 92618	Software	7.91%	S + 4.25%	10/25/32		12,786	12,727	12,594	(6) (7)
ML Holdco, LLC (dba MeridianLink)	1 Venture, Suite 235, Irvine, California 92618	Software		S + 4.25%	10/25/32		3,326	(7)	(50)	(6) (7) (9)
NC Topco, LLC (dba NContracts)	214 Overlook Circle, Brentwood, TN 37027	Software	8.17%	S + 4.50%	09/02/31		25,187	24,992	24,872	(6) (7)
NC Topco, LLC (dba NContracts)	214 Overlook Circle, Brentwood, TN 37027	Software	8.17%	S + 4.50%	09/02/31		7,221	7,160	7,131	(6) (7)
NC Topco, LLC (dba NContracts)	214 Overlook Circle, Brentwood, TN 37027	Software		S + 4.50%	09/02/31		2,889	(21)	(36)	(6) (7) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	9.07%	N + 4.75%	05/03/29	NOK	53,835	5,037	5,384	(6) (7) (8)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.45%	S + 4.75%	05/03/29		31,667	31,667	31,350	(6) (7) (8)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)		Cost	Fair Value	Footnotes
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.45%	S + 4.75%	05/03/29		$21,786	$21,728	$21,568	(6) (7) (8)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.45%	S + 4.75%	05/03/29		7,214	7,214	7,142	(6) (7) (8)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.45%	S + 4.75%	05/03/29		5,100	5,086	5,049	(6) (7) (8)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software		S + 4.75%	05/03/29		4,836	(12)	(48)	(6) (7) (8) (9)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.48%	SN + 4.75%	05/03/29	GBP	2,456	3,122	3,226	(6) (7) (8)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.45%	S + 4.75%	05/03/29		661	661	654	(6) (7) (8)
North Star Acquisitionco, LLC (dba Everway)	2401 Sawmill Pkwy Suite 10-11, Huron, OH 44839	Software	8.46%	S + 4.75%	05/03/29		529	479	473	(6) (7) (8) (9)
Onward AcquireCo, Inc. (dba OneStream)	191 N. Chester Street, Birmingham, MI 48009	Software	8.69%	S + 5.05% (Incl. 2.68% PIK)	04/01/33		3,132	3,109	3,108	(6)
Onward AcquireCo, Inc. (dba OneStream)	191 N. Chester Street, Birmingham, MI 48009	Software		S + 5.05% (Incl. 2.68% PIK)	04/01/33		1,333	(5)	(5)	(6) (9)
Onward AcquireCo, Inc. (dba OneStream)	191 N. Chester Street, Birmingham, MI 48009	Software		S + 5.05% (Incl. 2.68% PIK)	04/01/33		556	(4)	(4)	(6) (9)
Runway Bidco, LLC (dba Redwood Software)	3201 Dallas Parkway, Suite 190, Frisco, TX 75034	Software	8.23%	S + 4.50%	12/17/31		12,044	11,944	11,924	(6) (7)
Runway Bidco, LLC (dba Redwood Software)	3201 Dallas Parkway, Suite 190, Frisco, TX 75034	Software		S + 4.50%	12/17/31		3,030	(12)	(30)	(6) (7) (9)
Runway Bidco, LLC (dba Redwood Software)	3201 Dallas Parkway, Suite 190, Frisco, TX 75034	Software		S + 4.50%	12/17/31		1,515	(12)	(15)	(6) (7) (9)
Singlewire Software, LLC	1002 Deming Way, Madison, WI 53717	Software	8.48%	S + 4.75%	05/10/30		1,878	1,861	1,859	(6) (7)
Singlewire Software, LLC	1002 Deming Way, Madison, WI 53717	Software	8.48%	S + 4.75%	05/10/30		684	669	677	(6) (7)
Singlewire Software, LLC	1002 Deming Way, Madison, WI 53717	Software	10.50%	P + 3.75%	05/10/30		252	13	14	(6) (7) (9)
Smarsh, Inc.	851 SW 6th Avenue, Suite 800, Portland, OR 97204	Software	8.48%	S + 4.75%	02/16/29		35,000	34,768	34,300	(6) (7)
Smarsh, Inc.	851 SW 6th Avenue, Suite 800, Portland, OR 97204	Software	8.39%	S + 4.75%	02/16/29		5,000	2,839	2,767	(6) (7) (9)
Smarsh, Inc.	851 SW 6th Avenue, Suite 800, Portland, OR 97204	Software		S + 4.75%	02/16/29		3,333	(8)	(67)	(6) (7) (9)
Smarsh, Inc.	851 SW 6th Avenue, Suite 800, Portland, OR 97204	Software	8.48%	S + 4.75%	02/16/29		3,333	716	673	(6) (7) (9)
Sundance Group Holdings, Inc. (dba NetDocuments)	2500 Executive Parkway, Suite 300, Lehi, Utah 84048	Software	8.48%	S + 4.75%	07/02/29		52,422	52,004	51,767	(6) (7)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Maturity	Par (5)	Cost	Fair Value	Footnotes
Sundance Group Holdings, Inc. (dba NetDocuments)	2500 Executive Parkway, Suite 300, Lehi, Utah 84048	Software	8.48%	S + 4.75%	07/02/29	$12,085	$12,025	$11,934	(6) (7)
Sundance Group Holdings, Inc. (dba NetDocuments)	2500 Executive Parkway, Suite 300, Lehi, Utah 84048	Software	8.48%	S + 4.75%	07/02/29	8,744	482	429	(6) (7) (9)
Sundance Group Holdings, Inc. (dba NetDocuments)	2500 Executive Parkway, Suite 300, Lehi, Utah 84048	Software	8.48%	S + 4.75%	07/02/29	1,315	1,313	1,299	(6) (7)
Vamos Bidco, Inc. (dba VIP)	402 Water Tower Circle, Colchester, VT 05446	Software	8.23%	S + 4.50%	01/30/32	16,054	15,919	15,813	(6) (7)
Vamos Bidco, Inc. (dba VIP)	402 Water Tower Circle, Colchester, VT 05446	Software		S + 4.50%	01/30/32	6,757	(27)	(101)	(6) (7) (9)
Vamos Bidco, Inc. (dba VIP)	402 Water Tower Circle, Colchester, VT 05446	Software	8.23%	S + 4.50%	01/30/32	2,027	322	307	(6) (7) (9)
AAG KP Borrower LLC (dba KUIU)	1920 N Lincoln St, Ste 101, Dixon, CA 95620	Textiles, Apparel & Luxury Goods	8.65%	S + 4.75%	12/05/31	17,914	17,644	17,645	(6) (7)
AAG KP Borrower LLC (dba KUIU)	1920 N Lincoln St, Ste 101, Dixon, CA 95620	Textiles, Apparel & Luxury Goods	8.49%	S + 4.75%	12/05/31	3,946	1,003	999	(6) (7) (9)
AAG KP Borrower LLC (dba KUIU)	1920 N Lincoln St, Ste 101, Dixon, CA 95620	Textiles, Apparel & Luxury Goods		S + 4.75%	12/05/31	252	(3)	(4)	(6) (7) (9)
BCPE HIPH Parent, Inc. (dba Harrington Industrial Plastics)	14480 Yorba Avenue, Chino, CA, 91710	Trading Companies & Distributors	9.39%	S + 5.75%	10/07/30	16,183	15,906	16,183	(6)
BCPE HIPH Parent, Inc. (dba Harrington Industrial Plastics)	14480 Yorba Avenue, Chino, CA, 91710	Trading Companies & Distributors	9.39%	S + 5.75%	10/07/30	9,071	8,911	9,071	(6)
NCWS Intermediate, Inc. (dba National Carwash Solutions)	1500 SE 37th Street, Grimes, IA 50111	Trading Companies & Distributors	11.16%	S + 7.50% (Incl. 2.25% PIK)	12/31/29	26,296	26,041	23,732	(6) (7)
NCWS Intermediate, Inc. (dba National Carwash Solutions)	1500 SE 37th Street, Grimes, IA 50111	Trading Companies & Distributors	8.91%	S + 5.25%	12/31/29	2,988	1,023	760	(6) (7) (9)
NCWS Intermediate, Inc. (dba National Carwash Solutions)	1500 SE 37th Street, Grimes, IA 50111	Trading Companies & Distributors	11.16%	S + 7.50% (Incl. 2.25% PIK)	12/31/29	206	204	186	(6) (7)
PT Intermediate Holdings III, LLC (dba Parts Town)	1200 Greenbriar Dr, Addison, IL 60101	Trading Companies & Distributors	8.48%	S + 4.75%	04/09/30	34,754	34,712	34,232	(6) (7)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors	8.66%	S + 5.00%	01/24/33	12,367	12,249	12,244	(6) (7)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors	8.66%	S + 5.00%	01/24/33	2,173	1,502	1,498	(6) (7) (9)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors		S + 5.00%	01/24/33	2,088	(20)	(21)	(6) (7) (9)
TL Sapphire Holdings, Inc. (dba SouthernCarlson)	10840 Harney St, Omaha, NE 68154	Trading Companies & Distributors		S + 5.00%	01/24/33	522	(5)	(5)	(6) (7) (9)
UFT Buyer LLC (dba United Flow Technologies)	6440 Oak Canyon, Suite 150, Irvine, CA 92618	Trading Companies & Distributors	8.73%	S + 5.00% (Incl. 2.75% PIK)	12/06/32	10,548	10,451	10,416	(6) (7)
UFT Buyer LLC (dba United Flow Technologies)	6440 Oak Canyon, Suite 150, Irvine, CA 92618	Trading Companies & Distributors	8.73%	S + 5.00% (Incl. 2.75% PIK)	12/06/32	3,810	889	863	(6) (7) (9)

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Initial Acquisition Date	Maturity	Par (5)	Cost	Fair Value	Footnotes
UFT Buyer LLC (dba United Flow Technologies)	6440 Oak Canyon, Suite 150, Irvine, CA 92618	Trading Companies & Distributors		S + 4.50%		12/06/32	$1,429	$(13)	$(18)	(6) (7) (9)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.06%	S + 5.25%		03/31/27	3,922	2,529	2,510	(6) (7) (9)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%		03/31/27	3,912	3,895	3,873	(6) (7)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%		03/31/27	3,912	3,895	3,873	(6) (7)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services	9.07%	S + 5.25%		03/31/27	2,445	2,434	2,421	(6) (7)
Airwavz Solutions, Inc.	1410 W Morehead St, Suite 100, Charlotte, NC 28208	Wireless Telecommunication Services		S + 5.25%		03/31/27	490	(2)	(5)	(6) (7) (9)

Total 1st Lien/Senior Secured Debt								2,901,630	2,790,142
1st Lien/Last-Out Unitranche - 9.7%
Streamland Media Midco LLC	1132 Vine. St., Hollywood, CA 90038	Entertainment		S + 6.50% (Incl. 5.50% PIK)		04/02/29	$17,974	$14,791	$7,234	(6) (7) (11) (14)
EDB Parent, LLC (dba Enterprise DB)	34 Crosby Drive, Bedford, MA, 01730	Software	10.66%	S + 7.00%		07/07/28	19,504	19,290	19,260	(6) (7) (14)
EDB Parent, LLC (dba Enterprise DB)	34 Crosby Drive, Bedford, MA, 01730	Software	10.66%	S + 7.00%		07/07/28	12,678	11,604	11,446	(6) (7) (9) (14)
EDB Parent, LLC (dba Enterprise DB)	34 Crosby Drive, Bedford, MA, 01730	Software	10.66%	S + 7.00%		07/07/28	4,720	4,678	4,661	(6) (7) (14)
EIP Consolidated, LLC (dba Everest Infrastructure)	Two Allegheny Center, Nova Tower 2, Suite 1002, Pittsburgh, PA 15212	Wireless Telecommunication Services	9.89%	S + 6.25%		12/07/28	6,255	6,221	6,224	(6) (7) (14)
EIP Consolidated, LLC (dba Everest Infrastructure)	Two Allegheny Center, Nova Tower 2, Suite 1002, Pittsburgh, PA 15212	Wireless Telecommunication Services	9.89%	S + 6.25%		12/07/28	3,745	3,725	3,726	(6) (7) (14)
Everest Portfolio Company, LLC	Two Allegheny Center, Nova Tower 2, Suite 1002, Pittsburgh, PA 15212	Wireless Telecommunication Services	8.69%	S + 5.00%		06/02/31	570	563	563	(6) (14)
Everest Portfolio Company, LLC	Two Allegheny Center, Nova Tower 2, Suite 1002, Pittsburgh, PA 15212	Wireless Telecommunication Services		S + 5.00%		06/02/31	430	(5)	(5)	(6) (9) (14)
K2 Towers III, LLC	57 E. Washington Street Chagrin Falls, Ohio 44022	Wireless Telecommunication Services	8.34%	S + 4.67%		12/06/28	52,609	45,332	45,089	(6) (7) (9) (14)
Octagon Towers LLC	57 East Washington Street, Chagrin Falls, OH 44022	Wireless Telecommunication Services	8.72%	S + 4.98%		09/04/28	11,658	9,607	9,549	(6) (7) (9) (14)
Skyway Towers Intermediate LLC	3637 Madaca Lane, Tampa, FL 33618	Wireless Telecommunication Services	8.67%	S + 5.03%		12/22/28	10,181	10,133	10,130	(6) (7) (14)
Skyway Towers Intermediate LLC	3637 Madaca Lane, Tampa, FL 33618	Wireless Telecommunication Services	8.67%	S + 5.03%		12/22/28	8,339	1,688	1,697	(6) (7) (9) (14)
Tarpon Towers II LLC	8916 77th Terrace East, Suite 103, Lakewood Ranch, FL 34202	Wireless Telecommunication Services	8.39%	S + 4.75%		02/01/29	9,428	9,373	9,380	(6) (7) (14)
Tarpon Towers II LLC	8916 77th Terrace East, Suite 103, Lakewood Ranch, FL 34202	Wireless Telecommunication Services	8.39%	S + 4.75%		02/01/29	5,573	3,199	3,201	(6) (7) (9) (14)

Total 1st Lien/Last-Out Unitranche								140,199	132,155

Investment (1)(2)	Company Address	Industry (3)	Interest Rate (4)	Reference Rate and Spread (4)	Initial Acquisition Date	Maturity	Par (5)	Cost	Fair Value	Footnotes
2nd Lien/Senior Secured Debt - 4.1%
MPI Engineered Technologies, LLC	901 Tower Drive Suite 315, Troy, MI 48098	Automobile Components		S + 17.00% PIK	01/15/20	11/17/25	$24,519	$20,012	$7,355	(7) (11) (12) (15)
Wine.com, LLC	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages		S + 12.00% PIK		04/01/28	14,532	14,613	7,731	(6) (7) (11)
Wine.com, LLC	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages		S + 12.00% PIK		04/01/28	4,027	3,208	4,795	(6) (7) (9) (11) (16)
Chase Industries, Inc. (dba Senneca Holdings)	10021 Commerce Park Dr., Cincinnati, OH 45246	Building Products	10.00%	10.00%		11/12/29	16,576	16,101	16,079	(6) (7)
Chase Industries, Inc. (dba Senneca Holdings)	10021 Commerce Park Dr., Cincinnati, OH 45246	Building Products		10.00% PIK		11/12/29	15,800	13,960	14,220	(6) (7) (11)
Sweep Midco LLC	4141 Rockside Road, Suite100, Cleveland, OH 44131	Commercial Services & Supplies				03/12/36	16,360	—	—	(6) (7) (17)
Sweep Midco LLC	4141 Rockside Road, Suite100, Cleveland, OH 44131	Commercial Services & Supplies				03/12/34	5,621	4,216	1,138	(6) (7) (17)
Tiger Acquisition, LLC (dba Sabre Industries)	8653 East Highway 67 Alvarado, TX 76009	Wireless Telecommunication Services	8.89%	S + 5.25%		05/01/34	3,838	3,800	3,800	(6)

Total 2nd Lien/Senior Secured Debt								75,910	55,118
Unsecured Debt - 0.6%
Wine.com, Inc.	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages		S + 15.00% PIK		04/01/28	$45,676	$—	$—	(6) (7) (11) (16)
Wine.com, Inc.	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages		S + 15.00% PIK		04/01/28	26,345	6,488	—	(6) (7) (11) (16)
Wine.com, Inc.	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages		S + 15.00% PIK		04/01/28	16,021	15,229	—	(6) (7) (11)
Bayside Parent, LLC (dba Pro-PT)	576 Broadhollow Road, Melville, NY 11747	Health Care Providers & Services	13.88%	S + 10.00% PIK		06/01/27	1,470	1,442	1,394	(7)
mPulse Mobile, Inc. (dba Zipari Inc.)	9339 Priority Way West Drive, Suite 150, Indianapolis, IN, 46240	Health Care Technology			09/05/24	02/25/33	8,247	7,072	7,175	(7) (15) (17)

Total Unsecured Debt								30,231	8,569

Total United States								$3,147,970	$2,985,984

Total Debt Investments								$3,322,374	$3,159,173

Investment (1)(2)	Company Address	Type of Investment	Industry (3)	Initial Acquisition Date	Shares (5)	Cost	Fair Value	% of Class Held at 6/30/2026	Footnotes
Equity Securities - 2.6%
Canada - 0.0%
Common Stock - 0.0%
Prairie Provident Resources, Inc.	640-5th Avenue SW, Suite 1100, Calgary, AB T2P 3G4 Canada	Common Stock	Oil, Gas & Consumable Fuels	01/31/14	119,332	$9,237	$49	0.07%	(8) (15) (17)

Total Common Stock						9,237	49

Total Canada						$9,237	$49
United States - 2.6%
Common Stock -1.1%
VisionSafe Parent, LLC	46-217 Kahuhipa Street, Kaneohe, HI 96744	Common Stock	Aerospace & Defense	04/19/24	610	$610	$712	1.08%	(6) (7) (15) (17)
Thrasio Holdings, Inc.	85 West St, Ste 34, Walpole, MA 02052	Common Stock	Broadline Retail	06/18/24	252,754	—	—	5.06%	(6) (7) (10) (15) (17)
Elah Holdings, Inc.	8214 Westchester Dr, Suite 950, Dallas TX 75225	Common Stock	Capital Markets	05/09/18	111,650	5,238	5,396	15.11%	(6) (7) (10) (15) (17)

Investment (1)(2)	Company Address	Type of Investment	Industry (3)	Initial Acquisition Date	Shares (5)	Cost	Fair Value	% of Class Held at 6/30/2026	Footnotes
RPC ABC Investment Holdings LLC (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Common Stock	Diversified Consumer Services	04/26/24	2,116,564	$2,117	$2,042	1.80%	(6) (7) (15) (17)
SEM Holdings, LLC (dba Southeast Mechanical, LLC)	1704 East Boulevard, Suite 200, Charlotte, NC 28209	Common Stock	Diversified Consumer Services	07/06/22	1,100	1,100	1,364	2.68%	(6) (7) (10) (15) (17)
Whitewater Holding Company LLC	16412 North Eldridge Parkway, Tomball, TX 77377	Common Stock	Diversified Consumer Services	12/21/21	23,400	2,340	2,438	0.53%	(6) (7) (15) (17)
Iracore International Holdings, Inc.	3516 13th Avenue, Hibbing, MN 55746	Common Stock	Energy Equipment & Services	04/13/17	28,898	7,003	2,233	23.56%	(7) (10) (15) (17)
Streamland Media Holdings LLC	1132 Vine. St., Hollywood, CA 90038	Common Stock	Entertainment	03/31/25	159,126	6,393	—	15.91%	(6) (7) (15) (17)
PPT Management Holdings, LLC (dba Pro-PT)	576 Broadhollow Road, Melville, NY 11747	Common Stock	Health Care Providers & Services	05/31/23	1,293	—	345	1.80%	(7) (15) (17)
SDB HOLDCO, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Common Stock Class A	Health Care Providers & Services	03/29/24	731,038	—	—	0.06%	(7) (10) (15) (17)
MedeAnalytics Group Holdings, LLC	501 W President George Bush Highway, Suite 250, Richardson, TX 75080	Common Stock Class B	Health Care Technology	04/21/23	9	—	—	0.90%	(6) (7) (15) (17)
Volt Bidco, Inc. (dba Power Factors)	135 Main St, Unit 1750, San Francisco, CA 94105	Common Stock	Independent Power and Renewable Electricity Producers	08/11/21	3,355	3,406	789	0.69%	(6) (7) (15) (17)
Pluralsight, Inc.	42 Future Way, Draper, UT 84020	Common Stock	Professional Services	08/22/24	4,836,698	13,167	—	4.84%	(6) (7) (10) (15) (17)
Abacus Data Holdings, Inc. (dba Clutch Intermediate Holdings)	2775 Villa Creek, Dr # 132, Dallas, TX 75234	Common Stock	Software	03/10/21	29,326	2,933	69	0.94%	(6) (7) (15) (17)

Total Common Stock						44,307	15,388
Preferred Stock - 1.5%
Wine.com, LLC	222 Sutter Street, Suite 450, San Francisco, CA 94108	Series E Preferred Stock	Beverages	11/14/18	535,226	$8,225	$—	48.67%	(6) (7) (15) (17)
Wine.com, LLC	222 Sutter Street, Suite 450, San Francisco, CA 94108	Series F Preferred Stock	Beverages	03/03/21	124,040	3,066	—	7.67%	(6) (7) (15) (17)
FS WhiteWater Holdings, LLC (fka Whitewater Holding Company LLC)	16412 North Eldridge Parkway, Tomball, TX 77377	Preferred Stock	Diversified Consumer Services	10/02/24	759	100	139	0.50%	(6) (7) (15) (17)
RPC ABC Investment Holdings LLC (dba ABC Plumbing)	W 220 Campus Drive, Arlington Heights, IL 60004	Preferred Stock	Diversified Consumer Services	01/09/26	107,891	108	110	1.80%	(6) (7) (15) (17)
SDB HOLDCO, LLC (dba Specialty Dental Brands)	401 Church Street, Suite 1400, Nashville, TN 37219	Preferred Stock	Health Care Providers & Services	03/29/24	354,698	113	—	0.11%	(7) (10) (15) (17)
MedeAnalytics Group Holdings, LLC	501 W President George Bush Highway, Suite 250, Richardson, TX 75080	Preferred Stock Class A	Health Care Technology	10/09/20	—	—	—	0.01%	(6) (7) (15) (17) (18)
Khoros, LLC (fka Lithium Technologies, Inc.)	7300 Ranch Road 2222, Building 3, Suite 150, Austin, TX 78730	Preferred Stock	Interactive Media & Services	05/23/25	202,383	8,698	4,342	20.24%	(6) (7) (15) (17)
CloudBees, Inc.	4 N 2nd Street, Suite 1270, San Jose, CA 95113	Preferred Stock	Software	11/24/21	1,152,957	12,899	15,640	8.60%	(6) (7) (15) (17)

Total Preferred Stock						33,209	20,231

Investment (1)(2)	Company Address	Type of Investment	Industry (3)	Initial Acquisition Date	Shares (5)	Cost	Fair Value	% of Class Held at 6/30/2026	Footnotes
Warrants - 0.0%
CloudBees, Inc.	4 N 2nd Street, Suite 1270, San Jose, CA 95113	Warrants	Software	11/24/21	333,980	$1,849	$407	43.00%	(6) (7) (15) (17)

Total Warrants						1,849	407

Total United States						$79,365	$36,026

Total Equity Securities						$88,602	$36,075

Total Investments - 235.3%						$3,410,976	$3,195,248
Investments in Affiliated Money Market Fund - 2.7%
United States - 2.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares					36,226,298	$36,226	$36,226		(19) (20)

Total United States						$36,226	$36,226

Total Investments in Affiliated Money Market Fund						$36,226	$36,226

Total Investments and Investments in Affiliated Money Market Fund - 238.0%						$3,447,202	$3,231,474

(1)	Percentages are based on net assets.
(2)	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt” in our most recent quarterly report on Form 10-Q, as well as any of our subsequent SEC filings.
(3)	For Industry subtotal and percentage, see Note 4 “Investments” in our most recent quarterly report on Form 10-Q, as well as any of our subsequent SEC filings.
(4)
Represents the actual interest rate for partially or fully funded debt in effect as of the reporting date. Certain investments are subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by the larger of the floor or the reference to either Euribor (“E”), SOFR, including SOFR adjustment, if any, (“S”), SONIA (“SN”), NIBOR (“N”), CORRA (“C”), BBSY (“B”) or alternate base rate (commonly based on the U.S. Prime Rate (“P”), unless otherwise noted) at the borrower’s option, which reset periodically based on the terms of the credit agreement. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. As of June 30, 2026, 1 month E was 2.20%, 3 month E was 2.32%, 1 month S was 3.65%, 3 month S was 3.73%, 6 month S was 3.85%, 3 month SN was 3.73%, 3 month C was 2.29%, 3 month N was 4.57%, 1 month B was 4.36% and P was 6.75%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at June 30, 2026.

(5)
Par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars (“$” or “USD”) unless otherwise noted, Euros (“EUR”), Great British Pounds (“GBP”), Norwegian Kroner (“NOK”), Canadian Dollars (“CAD”) or Australian Dollars (“AUD”).

(6)
Represents
co-investments
made with the Company’s affiliates in accordance with the terms of the exemptive relief received from the SEC. See Note 3 “Significant Agreements and Related Party Transactions” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(7)
The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(8)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act (as defined below). The Company may not acquire any non-qualifying
asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2026, the aggregate fair value of these
non-qualifying
assets is $346,284 or 10.5% of the Company’s total assets.

(9)
Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on a loan. The negative fair value, if applicable, is the result of the capitalized discount on a loan. See Note 8 “Commitments and Contingencies” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(10)
As defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(11)	The investment is on non-accrual status. See Note 2 “Significant Accounting Policies” in our most recent quarterly report on Form 10-Q, as well as any of our subsequent SEC filings.

(12)	The Company is in discussions with the portfolio company to extend the maturity date through an amendment.
(13)
The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(14)
In exchange for the greater risk of loss, the
“last-out”
portion of the Company’s unitranche loan investment generally earns a higher interest rate than the
“first-out”
portions. The
“first-out”
portion would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the
“last-out”
portion.

(15)
Securities exempt from registration under the Securities Act, and may be deemed to be a “restricted security”. As of June 30, 2026, the aggregate fair value of these securities is $50,605 or 3.7% of the Company’s net assets. The initial acquisition dates have been included for such securities.

(16)
The Company sold a participating interest of the portfolio company’s second lien senior secured loan and unsecured debt. As the transaction did not qualify for sale accounting in accordance with GAAP (as defined in Note 2 “Significant Accounting Policies”), the Company recorded a corresponding $2,361 secured borrowing at fair value, which is included in “secured borrowings” in the accompanying Consolidated Statements of Assets and Liabilities. As of June 30, 2026, the interest rate in effect for the secured borrowing was S + 12% PIK and S + 15% PIK for the second lien senior secured loan and unsecured debt, respectively. See Note 2 “Significant Accounting Policies” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(17)	Non-income producing security.
(18)	Share amount rounds to less than 1.
(19)
The investment is otherwise deemed to be an “affiliated person” of the Company. See Note 3 “Significant Agreements and Related Party Transactions” in our most recent quarterly report on Form
10-Q,
as well as any of our subsequent SEC filings.

(20)	The annualized seven-day yield as of June 30, 2026 is 3.53%.
PIK –
Payment-In-Kind

DETERMINATION OF NET ASSET VALUE
In accordance with the procedures adopted by our Board of Directors, the NAV per share of our outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding.
We generally invest in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has designated to the Investment Adviser day-to-day
responsibilities for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures approved by our Board of Directors and adopted by the Investment Adviser, as valuation designee (the “Valuation Designee”), market quotations are generally used to assess the value of our investments for which market quotations are readily available (as defined in Rule
2a-5).
The Investment Adviser obtains these market quotations from independent pricing sources. If market quotations are not readily available, the Investment Adviser prices securities at the bid prices obtained from at least two brokers or dealers, if available, otherwise, the Investment Adviser obtains prices from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing sources or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Valuation Designee believes any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.
With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures approved by our Board of Directors and adopted by the Investment Adviser, as the valuation designee, contemplate a multi-step valuation process conducted by the Investment Adviser each quarter and more frequently as needed. As the valuation designee, the Investment Adviser is primarily responsible for the valuation of our assets, subject to the oversight of the Board of Directors, as described below:

(1)
Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the valuation of the portfolio investment;

(2)
The Valuation Designee also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Valuation Designee. The Independent Valuation Advisors define fair value in accordance with ASC 820 (as defined below) and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)
The Independent Valuation Advisor’s preliminary valuations are reviewed by our Investment Adviser and the Valuation Oversight Group (the “VOG”), a team that is part of the controllers group of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to our Investment Adviser’s valuations to ensure our Investment Adviser’s valuations are reasonable. The VOG presents the valuations to the Asset Management Private Investment Valuation and Side Pocket Working Group of the Asset Management Valuation Committee (the “Asset Management Private Investment Valuation and Side Pocket Working Group”), which is comprised of a number of representatives from different functions and areas of expertise related to GSAM’s business and controls who are independent of the investment decision making process;

(4)
The Asset Management Private Investment Valuation and Side Pocket Working Group reviews and preliminarily approves the fair valuations and makes fair valuation recommendations to the Asset Management Valuation Committee;

(5)
The Asset Management Valuation Committee reviews the valuation information provided by the Asset Management Private Investment Valuation and Side Pocket Working Group, the VOG, the investment professionals of the Investment Adviser responsible for valuations, and the Independent Valuation Advisors. The Asset Management Valuation Committee then assesses such valuation recommendations; and

(6)
Through the Asset Management Valuation Committee, the Valuation Designee discusses the valuations, provides written reports to the Board of Directors on at least a quarterly basis, and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Asset Management Valuation Committee, the Asset Management Private Investment Valuation and Side Pocket Working Group, the VOG, the investment professionals of the Investment Adviser responsible for valuations, and the Independent Valuation Advisors.

We carry our investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent price sources. In the absence of quoted market prices, investments are measured at fair value as determined by the Valuation Designee, designated by our Board of Directors, pursuant to Rule
2a-5
under the Investment Company Act.
Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “
Fair Value Measurement
” in our most recent annual report on Form
10-K
and subsequent filings with the SEC.
For additional information see “
Note 2. Significant Accounting Policies—Investments
” and “
Item 1A. Risk Factors—Our Investments—Many of our portfolio securities do not have a readily available market price, and we value these securities at fair value as determined in good faith in accordance with the Investment Company Act, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment
.” in our most recent annual report on Form
10-K
and subsequent filings with the SEC.

DIVIDEND REINVESTMENT PLAN
We have a voluntary DRIP that provides for automatic reinvestment of all cash distributions declared by our Board of Directors unless a stockholder elects to “opt out” of the plan. As a result, if our Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the DRIP will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Due to regulatory considerations, GS Group Inc. and GS & Co. have opted out of the DRIP. For further details, see our most recent annual report on Form
10-K.
Each registered stockholder may elect to have distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by Computershare Trust Company, N.A., as the plan agent, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan agent maintains all participants’ accounts in the plan and furnishes written confirmation of all transactions in the accounts. Shares in the account of each participant are held by the plan agent on behalf of the participant in book entry form in the plan agent’s name or the plan agent’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions in cash by notifying their broker or nominee of their election.
The shares are acquired by the plan agent for the participants’ accounts either through (i) newly issued shares or (ii) by purchase of outstanding shares on the open market. If, on the payment date for any distribution, the most recently computed NAV per share as of the dividend payment date is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the plan agent is required to pay) (such condition often referred to as a “premium”), the plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to a participant’s account will be determined by dividing the dollar amount of the distribution by the most recently computed NAV per share as of the dividend payment date; provided that, if the most recently computed NAV per share as of the dividend payment date is less than or equal to 95% of the closing market price on the dividend payment date, the dollar amount of the distribution will be divided by 95% of the closing market price per share on the dividend payment date. If on the dividend payment date, the most recently computed NAV per share as of that date is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the plan agent will invest the dividend amount in shares acquired on behalf of the participants by purchasing shares on the open market. Such open market purchases will continue on each successive business day until the entire dividend amount has been invested pursuant to open market purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the open market purchases have not been completed by the last business day before the next date on which the common stock trades on an
“ex-dividend”
basis or 30 days after the dividend payment date, whichever is sooner, the plan agent will cease making open market purchases and will invest the entire uninvested portion of the dividend amount in newly issued common stock in the manner contemplated above.
Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter
market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the plan agent will determine. Shares purchased in open market transactions by the plan agent will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market with respect to any such distribution. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
If a participant elects by telephone, Internet, or written notice to the plan agent to have the plan agent sell all or a part of his or her shares and remit the proceeds to the participant, the plan agent will process all sale instructions received no later than five business days after the date on which the order is received. Such sale will be made through the plan agent’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each participant will be the weighted average sale price obtained by the plan agent’s broker net of fees for each aggregate order placed by the plan agent and executed by the broker.
The plan agent’s fees for the handling of the reinvestment of distributions will be paid by us. However, each participant will pay a per share fee (currently $0.05) incurred in connection with open market purchases. If a participant elects by telephone, Internet, or written notice to the plan agent to have the plan agent sell all or a part of his or her shares and remit the proceeds to the participant, the plan agent is authorized to deduct a $15 sales fee per trade and a per share fee of $0.12 from such proceeds. All per share fees include any applicable brokerage commissions the plan agent is required to pay.
Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty. Participants may terminate their accounts under the plan by notifying the plan agent by telephone, Internet, or written notice prior to the distribution record date. Such termination will be effective immediately if received by the plan agent prior to a distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. The plan agent seeks to process termination notices received after the dividend record date but before the dividend payment date prior to such dividend payment date to the extent practicable but may in its sole discretion reinvest the participant’s dividends in common stock, as described above. If such dividends are reinvested, the plan agent will process the late termination notice as soon as practicable, but in no event later than five business days after the reinvestment is completed.
A stockholder who does not opt out of the dividend reinvestment plan will generally be subject to the same U.S. federal, state and local tax consequences as a stockholder who elects to receive its distributions in cash, and, for this purpose, a stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the stockholder would have received if it had elected to receive the distribution in cash. If we issue additional shares with a fair market value equal to or greater than net asset value, however, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Because a stockholder that participates in the dividend reinvestment plan will not actually receive any cash, such a stockholder will not have such cash available to pay any applicable taxes on the deemed distribution. A stockholder that participates in the dividend reinvestment plan and thus is treated as having invested in additional shares of our stock will have a basis in such additional shares of stock equal to the total dollar amount treated as a distribution for U.S. federal income tax purposes. The stockholder’s holding period for such stock will commence on the day following the day on which the shares are credited to the stockholder’s account. Stockholders that participate in the dividend reinvestment plan will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the plan, participants should consult with their own tax advisers.
We reserve the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. There is no direct transaction fee to participants with regard to purchases in the plan; however, we reserve the right to amend the plan to include a transaction fee payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by us.
All correspondence concerning the plan should be directed to the plan agent at Computershare Trust Company, N.A, P.O. Box 43078, Providence, RI 02940-3078, with overnight correspondence being directed to the plan agent at Computershare Trust Company, N.A, 150 Royall St., Suite 101, Canton, MA 02021; by calling
855-807-2742;
or through the plan agent’s website at www.computershare.com/investor. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the DRIP to their broker or nominee.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock or preferred stock. The discussion is based upon the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations,” the legislative history of the Code, current administrative interpretations and practices of the U.S. Internal Revenue Service, which we refer to as the “IRS” (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. Subsequent developments and changes in the tax laws of the United States and any countries in which we directly or indirectly invest could have a material effect on the tax consequences to us, beneficial owners of shares of our common stock or preferred stock, which we refer to as “stockholders,” and/or any intermediate vehicle through which we invest. We have not sought, and will not seek, any ruling from the IRS or any other U.S. federal, state, local, or
non-U.S.
taxing authority with respect to any of the tax issues affecting us, or our stockholders, or regarding any other matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS or any other taxing authority will not assert, and a court will not sustain, a position contrary to any of the tax considerations discussed below.
You should note that this summary is necessarily general and does not purport to be a complete description of all the tax aspects affecting us or our stockholders. For example, this summary does not describe all of the U.S. federal income tax consequences and other considerations that may be relevant to certain types of stockholders subject to special treatment under the U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt
organizations, insurance companies, partnerships or other pass-through entities and their owners,
Non-U.S.
stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons holding our common stock or preferred stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, traders in securities that elect to use a mark-to-market
method of accounting for securities holdings, pension plans, trusts, and financial institutions. This summary assumes that our stockholders hold shares of our common stock or preferred stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not discuss any aspects of U.S. estate or gift taxation, U.S. state or local taxation or
non-U.S.
taxation. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt
securities or certain other investment assets.
U.S. stockholders that use an accrual method of accounting for U.S. federal income tax purposes generally are required to include certain amounts in income no later than the time such amounts are reflected on certain applicable financial statements. The application of this rule may require the accrual of income earlier than would be the case under the general U.S. federal income tax rules described below, although it is not clear to what types of income this rule applies. U.S. stockholders that use an accrual method of accounting for U.S. federal income tax purposes should consult with their tax advisers regarding the potential applicability of this rule to their particular situation.
For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of shares of our common stock or preferred stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
For purposes of this discussion, a
“Non-U.S.
stockholder” is a beneficial owner of shares of our common stock or preferred stock that is not a U.S. stockholder and not a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
If a partnership (or other entity or arrangement treated as a partnership) for U.S. federal income tax purposes holds shares of our common stock or preferred stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock or preferred stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock or preferred stock.
If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
Tax matters are very complicated and the tax consequences to each stockholder of the ownership and disposition of shares of our common stock or preferred stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific tax consequences of the ownership and disposition of shares of our common stock or preferred stock to you, including tax reporting requirements, the applicability of U.S. federal, state and local tax laws and
non-U.S.
tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution, but will reinvest distributions on behalf of those stockholders that do not elect to receive their distributions in cash. See “Price Range of Common Stock and Distributions” and “Dividend Reinvestment Plan” for a description of our dividend policy and obligations.
Election to be Taxed as a RIC
We have elected to be treated as a RIC, and we expect to qualify annually for tax treatment as a RIC, commencing with our taxable year ended December 31, 2013. As a RIC, we generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Rather, dividends we distribute generally will be taxable to our stockholders, and any net operating losses, foreign tax credits and other of our tax attributes generally will not pass through to our stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income we recognize. See “—Taxation of U.S. Stockholders” and “—Taxation of
Non-U.S.
Stockholders” below.
To maintain our status as a RIC, we must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, to maintain our status as a RIC, we must timely distribute to our stockholders at least 90% of our investment company taxable income (determined without regard to the dividends paid deduction), which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year (the “Annual Distribution Requirement”).
Taxation as a RIC
If we maintain our status as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
We generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income for a calendar year unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year
period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to the U.S. federal excise tax on amounts on which we are required to pay U.S. federal income tax (such as retained net capital gains). Depending upon the level of taxable income and net capital gain earned in a year, we may retain certain net capital gain for reinvestment and carry forward taxable income for distribution in the following year and pay any applicable tax.
In order to maintain our status as a RIC for U.S. federal income tax purposes, we must, among other things:

•	have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to our business of investing in such stock or securities or foreign currencies (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash. For example, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also be required to include in our taxable income certain other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument, accruals of interest income and/or original issue discount on defaulted debt or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock. Moreover, we generally will be required to take certain amounts in income no later than the time such amounts are reflected on our financial statements. Because such original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make distributions to our stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement, even though we will have not received any corresponding cash payments. Accordingly, to enable us to make distributions to our stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement, we may need to sell some of our assets at times and/or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we are unable to obtain cash in the amount required for us to make, or if we are restricted from making, sufficient distributions to our stockholders to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).
Because we expect to use debt financing, we may be prevented by covenants contained in our debt financing agreements from making distributions to our stockholders in certain circumstances. In addition, under the Investment Company Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Item 1. Business-Indebtedness and Senior Securities” of our most recent annual report on Form
10-K.
Restrictions on our ability to make distributions to our stockholders may prevent us from satisfying the Annual Distribution Requirement and, therefore, may jeopardize our qualification for tax treatment as a RIC, or subject us to the 4% U.S. federal excise tax.
Although we do not presently expect to do so, we may borrow funds and sell assets in order to make distributions to our stockholders that are sufficient for us to satisfy the Annual Distribution Requirement. However, our ability to dispose of assets may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification for tax treatment as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times and/or values that, from an investment standpoint, are not advantageous. Alternatively, although we currently do not intend to do so, to satisfy the Annual Distribution Requirement, we may declare a taxable dividend payable in our stock or cash at the election of each stockholder. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in our common stock will generally be equal to the amount of cash that could have been received instead of our stock. See “—Taxation of U.S. Stockholders” below for a discussion of the tax consequences to stockholders upon receipt of such dividends.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. As a result of these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to our stockholders. Accordingly, we do not expect to distribute any such offsetting capital gains.

Distributions we make to our stockholders may be made from our cash assets or by liquidation of our investments, if necessary. We may recognize gains or losses from such liquidations. In the event we recognize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
Failure to Qualify as a RIC
If we were to fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify for tax treatment as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If we were to fail to qualify for tax treatment as a RIC and such relief provisions did not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to our stockholders. We would not be able to deduct distributions to our stockholders, nor would distributions to our stockholders be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to our U.S. stockholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate
U.S. stockholders, to the extent paid out of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital that would reduce the stockholder’s adjusted tax basis in its common stock or preferred stock (and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such common stock or preferred stock), and any remaining distributions in excess of the stockholder’s adjusted tax basis would be treated as a capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying
year, we could be subject to U.S. federal income tax on any unrealized net built-in
gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the
5-year
period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on such net built-in
gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
Our Investments
—
General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
We expect to invest a portion of our assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We intend to address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement.
Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.
A portfolio company in which we invest may face financial difficulties that require us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash
income. Any such transaction could also result in our receiving assets that give rise to non-qualifying
income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.
Our investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market
at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make a QEF election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of this election. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “—Taxation as a RIC” above.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Some of the income that we might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out
or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not be qualifying income for purposes of the 90% Income Test. To manage the risk that such income might disqualify us for tax treatment as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Taxation of U.S. Stockholders
The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “—Taxation of
Non-U.S.
Stockholders” below.
Distributions
Distributions by us (including distributions where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent paid out of our current or accumulated earnings and profits, whether paid in cash or stock. To the extent that such distributions paid by us to non-corporate
U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a reduced maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that our distributions generally will not be attributable to dividends received by us and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of net capital gain (which is generally realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxable at a maximum U.S. federal income tax rate of 20% in the case of non-corporate
U.S. stockholders (including individuals)), regardless of the U.S. stockholder’s holding period for his, her or its common stock or preferred stock and regardless of whether paid in cash or stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock or preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by U.S. stockholders is generally subject to holding period requirements and other limitations. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.
We may decide to retain some or all of our net capital gain for reinvestment, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, (i) we will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained net capital gains at the regular corporate U.S. federal income tax rate, and because that rate is in excess of the maximum U.S. federal income tax rate currently payable by individuals (and other non-corporate
U.S. stockholders) on long-term capital gains, the amount of tax that individuals (and other non-corporate
U.S. stockholders) will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds the U.S. stockholder’s U.S. federal income tax liability. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock or preferred stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, under certain circumstances, we may elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.

If we make such an election, U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
Although we currently do not intend to do so, we have the ability to declare a large portion of a distribution in shares of our stock. We are not subject to restrictions on the circumstances in which we may declare a portion of a distribution in shares of our stock, but would generally anticipate doing so only in unusual situations, such as, for example, if we did not have sufficient cash to meet our RIC distribution requirements under the Code. Generally, were we to declare such a distribution, we would allow stockholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards our RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all stockholders is required to be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution is required to be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock) under a formula provided in the applicable IRS guidance. Each stockholder electing to receive cash would be entitled to receive cash in an amount equal to at least the lesser of (i) the portion of the distribution such stockholder elected to receive in cash and (ii) such stockholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of shares of our stock distributed would thus depend on the applicable percentage limitation on cash available for distribution, the stockholders’ individual elections to receive cash or stock, and the value of the shares of stock. Each U.S. stockholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such U.S. stockholder would have received if the entire distribution had been paid in cash, even if such U.S. stockholder received all or most of the distribution in shares of our stock. This may result in a U.S. stockholder having to pay tax on such distribution, even if no cash is received.
We expect to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) shares of our stock being held by at least 500 persons at all times during a taxable year or (ii) shares of our stock being treated as regularly traded on an established securities market. However, we cannot assure you that we will be treated as a publicly offered regulated investment company for all years. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings and profits will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Investment Adviser and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions of a U.S. stockholder that is an individual, trust or estate are not deductible under the Code.
If an investor purchases shares of our common stock or preferred stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution, even though economically it may represent a return of his, her or its investment. We have the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to U.S. stockholders.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if we issue preferred stock, we intend each year to allocate capital gain dividends, if any, between our common shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.
Each U.S. stockholder will receive, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions from us generally will be reported to the IRS (including the amount of any distributions that are Qualifying Dividends eligible for the 20% maximum capital gains tax rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and
non-U.S.
taxes depending on a U.S. stockholder’s particular situation.
We have adopted a dividend reinvestment plan under which stockholders who do not “opt out” will receive distributions in the form of additional shares instead of in cash. If a U.S. stockholder reinvests distributions in additional shares, such U.S. stockholder will generally be subject to the same U.S. federal, state and local tax consequences as if it had received a distribution in cash and, for this purpose, a U.S. stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the U.S. stockholder would have received if it had elected to receive the distribution in cash. If we issue additional shares with a fair market value equal to or greater than net asset value, however, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Any such additional shares will have a tax basis equal to the amount treated as a distribution for U.S. federal income tax purposes. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We or your financial intermediary is also generally required by law to report to each U.S. stockholder and to the IRS cost basis information for shares of our stock sold by or redeemed from the U.S. stockholder. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by us, unless a U.S. stockholder, before the sale or redemption, informs us that it has selected a different
IRS-accepted
method offered by us. These requirements, however, will not apply for investments through an IRA or other tax-advantaged
account. U.S. stockholders should consult their financial intermediaries and tax advisers to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them.
Dispositions
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock or preferred stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock or preferred stock sold and the amount of the proceeds received in exchange for such stock. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock or preferred stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock or preferred stock may be disallowed if other shares of such common stock or preferred stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general,
non-corporate
U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock or preferred stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income.
Non-corporate
U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate
U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
Medicare Tax on Net Investment Income
A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” (or “undistributed net investment income” for an estate or trust) for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for such taxable year, over a certain threshold, which for individuals is $200,000 in the case of single filers ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock or preferred stock, and net gain attributable to the disposition of stock, including our common stock or preferred stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.
Tax Shelter Reporting Regulations
Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock or preferred stock of $2 million or more for a non-corporate
U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.
Backup Withholding
The relevant withholding agent may be required to withhold U.S. federal income tax (“backup withholding”), at a current rate of 24%, from any taxable distribution to a U.S. stockholder (other than a corporation, a financial institution or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide a correct taxpayer identification number or a certification that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability (which may entitle the U.S. stockholder to a refund), provided that proper information is timely provided to the IRS.

Withholding and Information Reporting on Foreign Financial Accounts
Under the Foreign Account Tax Compliance Act rules of the Code and applicable Treasury regulations (collectively referred to as “FATCA”), the applicable withholding agent generally will be required to withhold 30% of (a) any dividends on our common stock or preferred stock and (b) the gross proceeds from a sale or other disposition of our common stock or preferred stock, in each case, paid to (i) a
non-U.S.
financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such
non-U.S.
financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial
non-U.S.
entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. Proposed Treasury regulations that may be relied on pending finalization provide that FATCA withholding on gross proceeds will be eliminated and, consequently, this withholding tax on gross proceeds is not currently expected to apply. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts in respect of any amounts withheld.
Taxation of
Non-U.S.
Stockholders
The following discussion applies only to
Non-U.S.
stockholders. Whether an investment in shares of our common stock or preferred stock is appropriate for a
Non-U.S.
stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock or preferred stock by a
Non-U.S.
stockholder may have adverse tax consequences to such
Non-U.S.
stockholder.
Non-U.S.
stockholders should consult their own tax advisers before investing in our common stock or preferred stock.
Distributions; Dispositions
Subject to the discussion below, distributions of our investment company taxable income to a
Non-U.S.
stockholder that are not effectively connected with the
Non-U.S.
stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent paid out of our current or accumulated earnings and profits.
Certain properly reported distributions are generally exempt from withholding of U.S. federal income tax where they are paid in respect of our (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the
Non-U.S.
stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over net long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by us. In particular, this exemption will not apply to our distributions paid in respect of our
non-U.S.
source interest income or our dividend income (or any other type of income other than generally our non-contingent
U.S.-source interest income received from unrelated obligors and our qualified short-term capital gains). In the case of our common stock or preferred stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report the payment as qualified net interest income or qualified short-term capital gain.
Distributions of our investment company taxable income to a
Non-U.S.
stockholder that are effectively connected with the
Non-U.S.
stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the
Non-U.S.
stockholder) generally will not be subject to withholding of U.S. federal income tax if the
Non-U.S.
stockholder complies with applicable certification and disclosure requirements, although the distributions (to the extent of our current or accumulated earnings and profits) will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally.
Actual or deemed distributions of our net capital gains to a
Non-U.S.
stockholder, and gains realized by a
Non-U.S.
stockholder upon the sale of our common stock or preferred stock, will not be subject to U.S. federal income tax or any withholding of such tax, unless (a) the distributions or gains, as the case may be, are effectively connected with the
Non-U.S.
stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the
Non-U.S.
stockholder), in which case the distributions or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally, or (b) the
Non-U.S.
stockholder is an individual who has been present in the United States for 183 days or more during the taxable year and satisfies certain other conditions, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gains, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the
Non-U.S.
stockholder is not considered a resident alien under the Code.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a
Non-U.S.
stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the
Non-U.S.
stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return, even if the
Non-U.S.
stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate
Non-U.S.
stockholder, both distributions (actual or deemed) and gains realized upon the sale of our common stock or preferred stock that are effectively connected with the
Non-U.S.
stockholder’s conduct of a trade or business within the United States may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).
Although we currently do not intend to do so, we have the ability to declare a large portion of a distribution in shares of our stock. We are not subject to restrictions on the circumstances in which we may declare a portion of a distribution in shares of our stock, but would generally anticipate doing so only in unusual situations, such as, for example, if we did not have sufficient cash to meet our RIC distribution requirements under the Code. Generally, were we to declare such a distribution, we would allow stockholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards our RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all stockholders is required to be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution is required to be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock) under a formula provided in the applicable IRS guidance. Each stockholder electing to receive cash would be entitled to receive cash in an amount equal to at least the lesser of (i) the portion of the distribution such stockholder elected to receive in cash and (ii) such stockholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of shares of our stock distributed would thus depend on the applicable percentage limitation on cash available for distribution, the stockholders’ individual elections to receive cash or stock, and the value of the shares of stock. Each
Non-U.S.
stockholder generally would be treated as having received a taxable distribution (including for purposes of the application of the withholding tax rules discussed above) on the date the distribution is received in an amount equal to the cash that such
Non-U.S.
stockholder would have received if the entire distribution had been paid in cash, even if such
Non-U.S.
stockholder received all or most of the distribution in shares of our stock. In such a circumstance, all or substantially all of the cash that would otherwise be distributed to a
Non-U.S.
stockholder may be withheld or shares of our stock may be withheld and sold to fund the applicable withholding.

We have adopted a dividend reinvestment plan under which stockholders who do not “opt out” receive distributions in the form of additional shares instead of in cash. If a
Non-U.S.
stockholder reinvests distributions in additional shares, such
Non-U.S.
stockholder will generally be subject to the same U.S. federal, state and local tax consequences as if it had received a distribution in cash and, for this purpose, a
Non-U.S.
stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the
Non-U.S.
stockholder would have received if it had elected to receive the distribution in cash. If we issue additional shares with a fair market value equal to or greater than net asset value, however, a
Non-U.S.
stockholder will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. If the distribution is subject to withholding tax as described above, only the net after-tax
amount will be reinvested in additional shares. If the distribution is effectively connected with a U.S. trade or business of the
Non-U.S.
stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the
Non-U.S.
stockholder), and the
Non-U.S.
stockholder complies with the applicable certification and disclosure requirements, the full amount of the distribution generally will be reinvested in additional shares and will nevertheless be subject to U.S. federal income tax at the rates and in the manner applicable to U.S. stockholders generally. The
Non-U.S.
stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the dividend reinvestment plan equal to the total dollar amount treated as a distribution for U.S. federal income tax purposes. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the
Non-U.S.
stockholder’s account.
Jurisdiction of Tax Residence
The tax treatment of a
Non-U.S.
stockholder in its jurisdiction of tax residence will depend entirely on the laws of such jurisdiction, and may vary considerably from jurisdiction to jurisdiction. Depending on (i) the laws of such
Non-U.S.
stockholder’s jurisdiction of tax residence, (ii) how we are treated in such jurisdiction, and (iii) our activities, an investment in us could result in such
Non-U.S.
stockholder recognizing adverse tax consequences in its jurisdiction of tax residence, including with respect to any generally required or additional tax filings and/or additional disclosure required in such filings in relation to the treatment for tax purposes in the relevant jurisdiction of an interest in us and/or of distributions from us and any uncertainties arising in that respect (our not being established under the laws of the relevant jurisdiction), the possibility of taxable income significantly in excess of cash distributed to a
Non-U.S.
stockholder, and possibly in excess of our actual economic income, the possibilities of losing deductions or the ability to utilize tax basis and of sums invested being returned in the form of taxable income or gains, and the possibility of being subject to tax at unfavorable tax rates. A
Non-U.S.
stockholder may also be subject to restrictions on the use of its share of our deductions and losses in its jurisdiction of tax residence. Each
Non-U.S.
stockholder is urged to consult its own tax advisers with respect to the tax and tax filing consequences, if any, in its jurisdiction of tax residence of an investment in us, as well as any other jurisdiction in which such
Non-U.S.
stockholder is subject to taxation.
Backup Withholding
A
Non-U.S.
stockholder generally will be subject to information reporting and may be subject to backup withholding of U.S. federal income tax on taxable distributions unless the
Non-U.S.
stockholder provides the applicable withholding agent with an IRS Form
W-8BEN
or
W-8BEN-E
or an acceptable substitute form or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the
Non-U.S.
stockholder’s U.S. federal income tax liability (which may entitle the
Non-U.S.
stockholder to a refund), provided that proper information is timely provided to the IRS.
Withholding and Information Reporting on Foreign Financial Accounts
Under the Foreign Account Tax Compliance Act rules of the Code and applicable Treasury regulations (collectively referred to as “FATCA”), the applicable withholding agent generally will be required to withhold

30% of (a) any dividends on our common stock or preferred stock and (b) the gross proceeds from a sale or other disposition of our common stock or preferred stock, in each case, paid to (i) a
non-U.S.
financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such
non-U.S.
financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial
non-U.S.
entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. Proposed Treasury regulations that may be relied on pending finalization provide that FATCA withholding on gross proceeds will be eliminated and, consequently, this withholding tax on gross proceeds is not currently expected to apply. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. If payment of this withholding tax is made,
Non-U.S.
stockholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.
Each
Non-U.S.
stockholder should consult its own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and
non-U.S.
tax consequences, of an investment in shares of our common stock or preferred stock.
Change in Tax Laws
Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require us to accrue potential tax liabilities even in situations in which we and/or our stockholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations.
Developments in the tax laws of the United States or other jurisdictions could have a material effect on the tax consequences to the stockholders, us, and/or our direct and indirect subsidiaries, and stockholders may be required to provide certain additional information to us (which may be provided to the IRS or other taxing authorities) and may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in tax law, each stockholder is urged to consult its own advisors.

DESCRIPTION OF OUR CAPITAL STOCK
The following description of our capital stock is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
As of the date of this prospectus, our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is traded on the NYSE under the symbol “GSBD.” There are no outstanding options or warrants to purchase our stock. Under Delaware law, our stockholders will generally not be personally liable for our debts or obligations.
Unless our Board of Directors determines otherwise, we will issue all shares of our capital stock in uncertificated form. The following table sets forth information on our capital stock as of September 24, 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	200,000,000	—	111,049,130
Preferred Stock	1,000,000	—	—
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be made or paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor, subject to the rights of holders of shares of any series of our preferred stock then outstanding. Shares of our common stock have no exchange, conversion or redemption rights. Shares of our common stock are subject to the transfer restrictions set forth in our certificate of incorporation, as described more fully below, as well as any restrictions on transfer arising under federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of shares of any series of our preferred stock then outstanding. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors elected by a vote of stockholders generally. Except as provided with respect to any other class or series of stock, including our preferred stock, as more fully described below, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of our Board of Directors, which means that holders of a majority of the outstanding shares of our capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship. In addition, holders of our common stock may participate in our DRIP.
Preferred Stock
Our certificate of incorporation authorizes our Board of Directors to create and issue one or more series of preferred stock to the extent permitted by the Investment Company Act. Prior to the issuance of shares of each series of preferred stock, our Board of Directors will be required by Delaware law and by our certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the Investment Company Act, the Board of Directors could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
Any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the Investment Company Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.
Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors; Indemnification and Advancement of Expenses
The indemnification of our officers and directors is governed by Section 145 of the DGCL and our certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers the Company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.
Section 145(b) of the DGCL empowers the Company to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Company, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Company unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.
Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the Company has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.
Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the Company only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.
Section 145(e) authorizes the Company to pay expenses (including attorneys’ fees) incurred by an officer or director of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the Company as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Company, or persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate.
Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.
Section 145(g) authorizes the Company to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the Company would have the power to indemnify such persons against such liability under Section 145.
Section 102(b)(7) of the DGCL allows the Company to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the Company to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.
Our certificate of incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section. Our certificate of incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our certificate of incorporation shall be paid in advance of the final disposition of the action, suit or proceeding. However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of our certificate of incorporation will be subject to the applicable requirements of the Investment Company Act. In addition, our bylaws provide that, except for certain proceedings initiated by our directors or officers, we must indemnify, and advance expenses to, our current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the Investment Company Act.
Delaware Anti-Takeover Law
The DGCL contains, and our certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
We have elected in our certificate of incorporation not to be subject to Section 203 of the DGCL, an antitakeover law. However, our certificate of incorporation contains provisions that, at any point in time in which our common stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts GS Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit us from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of the Company; or

•
at or subsequent to such time the business combination is approved by the Board of Directors and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds
of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving the Company or any direct or indirect majority-owned subsidiary of the Company with the interested stockholder;

•
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of the Company or the aggregate market value of all the outstanding stock of the Company;

•
subject to certain exceptions, any transaction that results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any stock of the Company or of such subsidiary to the interested stockholder;

•
any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of the Company or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•
the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Company), of any loans, advances, guarantees, pledges or other financial benefits provided by or through the Company or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of our outstanding voting stock or is an affiliate or associate of us and was the beneficial owner of 15% or more of our outstanding voting stock at any time within the three-year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but GS Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.
These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.
Election of Directors
Our bylaws provide that, unless otherwise provided in our certificate of incorporation (including with respect to the special rights of holders of one or more series of our preferred stock to elect directors), our directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under our certificate of incorporation, our Board of Directors has the power to amend our bylaws, including the provisions specifying the vote required to elect directors. Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.
Classified Board of Directors
Under our certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, our directors are divided into three classes of directors, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year. As a result, one-third
of such directors will then be elected each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that, the longer time required to elect a majority of a classified board will help to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies
Our certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors is fixed from time to time exclusively pursuant to a resolution adopted by the Board of Directors. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board may be removed only for cause. Our certificate of incorporation provides that our directors are divided into classes serving staggered three-year terms and such directors may only be removed for cause and only upon the affirmative vote of holders of at least two-thirds
of the outstanding shares entitled to vote generally in the election of directors. Under our certificate of incorporation, subject to the applicable requirements of the Investment Company Act and the rights of the holders of one or more series of preferred stock, any vacancy on the Board of Directors resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director; provided that when the holders of any class or series of our stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.
Action by Stockholders
Our certificate of incorporation provides that our stockholders are only able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors (or a duly authorized committee thereof), (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our bylaws specify requirements as to the form and content of any such stockholder’s notice. Our bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. Our bylaws further provide that nominations of persons for election to the Board of Directors at a special meeting may be made only by or at the direction of the Board of Directors, and provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Stockholder Meetings
Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Calling of Special Meetings of Stockholders
Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our Board of Directors, the chairman of the Board of Directors and our chief executive officer, and not by any other person.
Amendments to the Certificate of Incorporation and Bylaws
Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the Board of Directors and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws shall be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. Our certificate of incorporation provides our Board of Directors with such power. The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL. Our certificate of incorporation provides that the following provisions, among others, may be amended by our stockholders only by a vote of at least two-thirds
of the outstanding shares of our capital stock entitled to vote thereon:

•	the provisions regarding the classification of our Board of Directors;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on our Board of Directors and newly created directorships;

•	the provision requiring a supermajority vote to amend our bylaws;

•	the limitation of directors’ personal liability to us or our stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under our certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.
Our bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds
of the outstanding shares of our capital stock entitled to vote thereon.
Conflict with Investment Company Act
Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our certificate of incorporation authorizes our Board of Directors to create and issue one or more series of preferred stock to the extent permitted by the Investment Company Act. Prior to the issuance of shares of each series of preferred stock, our Board of Directors will be required by Delaware law and by our certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the Investment Company Act, the Board of Directors could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
Any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the Investment Company Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.
For any series of preferred stock that we may issue, our Board of Directors or a committee thereof will determine and the amendment to our certificate of incorporation and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or nonparticipating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the Investment Company Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% immediately after each such issuance (if certain requirements are met), rather than 200%, as previously required.
In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such indebtedness or securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 150% (if certain requirements are met). We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “
Risk Factors
.”
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—
Resignation of Trustee
” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default (as defined below) or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York (“DTC”) will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Special Situations when a Global Security will be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•
An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•
Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry
form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days;

•	if we notify the trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “ —Events of Default .”
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

The transferor shall use commercially reasonable efforts to provide or cause to be provided to the trustee all information reasonably requested by the trustee that is necessary to allow the trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Code. The trustee may rely on the information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days.

•	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days.

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the interests of the holders.
Remedies If an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”) (Section 315 of the Trust Indenture Act of 1939). If indemnity satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities.

•	Immediately after giving effect to such transaction, no default or Event of Default shall have happened and be continuing.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants;

•	change the terms of any sinking fund with respect to any security; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under
“—Indenture Provisions-Subordination
” below. In order to achieve covenant defeasance, we must do the following:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Legal Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “
—
Indenture Provisions-Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

In connection with any proposed transfer outside the book entry only system, there shall be provided to the trustee all information reasonably requested by the trustee that is necessary to allow the trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Code. The trustee may rely on the information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions
—
Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture
Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association) will act as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Book-Entry Debt Securities
DTC will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and
non-U.S.
equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and
non-U.S.
securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and
non-U.S.
securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at
www.dtcc.com
.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
We may issue subscription rights to our stockholders to purchase common stock or other securities. Subscription rights may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third
of our outstanding common stock at the time such rights are issued.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof if the price is not a specific dollar amount);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•
the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of the security being offered at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR
Our assets are held by State Street Bank and Trust Company pursuant to a custody agreement. State Street Bank and Trust Company also acts as our administrator. See “
Management—Our Administrator
” in our most recent annual report on Form
10-K.
The principal business address of State Street Bank and Trust Company is One Congress Street, Boston, Massachusetts 02114. Computershare Trust Company, N.A. serves as the Company’s transfer agent and dividend agent and registrar. The principal business address of Computershare Trust Company, N.A. is 150 Royall Street, Suite 101, Canton, Massachusetts 02021.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Since we generally acquire and dispose of investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions, if any, and the allocation of brokerage commissions. Our Investment Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Adviser may select a broker based partly upon brokerage or research services provided to us, our Investment Adviser and any other Accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.
The Investment Management Agreement permits our Investment Adviser, subject to review by the Board of Directors from time to time, to purchase and sell portfolio securities to and from brokers who provide our Investment Adviser with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our Investment Adviser in servicing other clients and not all of these services may be used by our Investment Adviser in connection with the client generating the brokerage credits. The fees received under the Investment Management Agreement are not reduced by reason of an investment adviser receiving such brokerage and research services.
Our portfolio transactions are generally effected at a net price without a broker’s commission (
i.e
., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Investment Management Agreement provides that our Investment Adviser, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, is made by our Investment Adviser in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us.
Subject to the above considerations and applicable law, our Investment Adviser may use GS Group Inc. or another affiliate as our broker. In order for GS Group Inc. or another affiliate, acting as agent, to effect securities or futures transactions for us, the commissions, fees or other remuneration received by GS Group Inc. or another affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar services, securities or futures contracts. Furthermore, our Board of Directors, including a majority of our Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by us may vary substantially from year to year because of differences in portfolio turnover rates and other factors.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, our common stock, preferred stock, warrants, debt securities or subscription rights or representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market
offerings, negotiated transactions, block trades, best efforts or a combination of these methods.
We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed
or paid to dealers; any securities exchange or market on which the securities may be listed; and, in the case of a rights offering, the number of shares of our common stock issuable upon the exercise of each right. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of any common stock offered by us, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our outstanding voting securities and certain members of our Board of Directors who are not interested persons or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, the agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of the securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for Goldman Sachs BDC, Inc. by Fried, Frank, Harris, Shriver & Jacobson LLP. In addition, Dechert LLP serves as counsel to the Company and to the Independent Directors. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.
EXPERTS
The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the annual report on Form
10-K
for the year ended December 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities.
We file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.GoldmanSachsBDC.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 200 West Street New York, New York 10282, or by telephone at (212)
902-0300.
The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus, or the registration statement of which this prospectus is a part.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any applicable prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus, until all of the securities offered by this prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form
8-K
or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any applicable prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any applicable prospectus supplement and information previously filed with the SEC.
This prospectus and any applicable prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	our annual report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026;

•	our definitive proxy statement on Schedule 14A, filed with the SEC on April 1, 2026;

•	our quarterly reports on Form 10-Q, filed with the SEC on May 7, 2026, and August 6, 2026;

•	our current reports on Form 8-K, filed with the SEC on January 20, 2026, January 26, 2026, February 2, 2026, March 2, 2026, March 17, 2026 and May 28, 2026; and

•
the description of our common stock contained in our Registration Statement on Form 8-A
(File No. 001-35851),
as filed with the SEC on March 29, 2013, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain a copy of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:
Goldman Sachs BDC, Inc.
200 West Street
New York, New York 10282
(312)
655-4419
You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

Annex A

March 2026

Goldman Sachs Asset Management’s Global Proxy Voting: Policy, Procedures and Guidelines1

2026 Edition

[1]

For purposes of this Policy, “Goldman Sachs Asset Management” or “we” includes, collectively, to the public investing businesses of the following legal entities to the extent applicable: Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs Asset Management (India) Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; Goldman Sachs Asset Management Fund Services Limited; Goldman Sachs Asset Management B.V.; and Goldman Sachs Towarzystwo Funduszy Inwestycyjnych S.A

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Overview

Goldman Sachs Asset Management has adopted the policies set out below regarding the voting of proxies (the “Policy”). A summary of the processes that we undertake in the execution of this function is attached as Part I.

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s long-term shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. When evaluating voting proposals, we balance the purpose of a proposal with the overall benefit to shareholders.

To implement these guiding principles for investments in publicly traded equities of operating and/or holding companies for which we have voting power on any record date, we maintain customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Teams (the “Guidelines”). The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and shareholder proposals. Recognizing the global complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we may consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.

The Guidelines are designed to guide us in making proxy voting decisions, and not necessarily in making investment decisions. Our Portfolio Management Teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

The Global Stewardship Team generally reviews this Policy annually to ensure it continues to be consistent with our guiding principles.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

PART I: PROXY VOTING PROCESSES AND PROCEDURES

A: Proxy Voting Responsibilities

Global Stewardship Team

The Goldman Sachs Asset Management Global Stewardship Team helps drive the continued enhancement of our approach to stewardship in collaboration with our equity and fixed income investment teams. The work of the Global Stewardship Team is centered around three core activities:

•	Engagement with company management of a subset of companies we are invested in on behalf of our clients.

•	Proxy voting at companies that we have voting authority on behalf of our clients.

•	Industry leadership to share insights and build best practices across the stewardship space.

The Global Stewardship Team is supported by the broader Goldman Sachs Asset Management platform, which includes coordination among investment teams, legal, compliance, and operations.

Public Equity Investments

Fundamental Equity Team

The Fundamental Equity Portfolio Management Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular proxy voting matters, the Fundamental Equity Portfolio Management Team may consider their views on the company, applicable regional rules, standards, and practices in addition to the Guidelines.

Quantitative Investment Strategies (“QIS”) and Quantitative Equity Strategies (“QES”) Portfolio Management Teams

The QIS and QES Portfolio Management Teams generally follow the Guidelines, which align with the Portfolio Management Teams’ investment philosophy and approach to portfolio construction. The QIS and QES Portfolio Management Teams and the Global Stewardship Team retain the right, however, to review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities generally follow the Guidelines. Securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue.

External Investing Group (“XIG”) and Externally Managed Strategies

Where we place client assets with managers outside of Goldman Sachs Asset Management, for example within our XIG business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. XIG may, however, retain proxy voting responsibilities where it deems

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

appropriate or necessary under prevailing circumstances. To the extent XIG portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines as discussed below.

B: Implementation of the Guidelines

General Implementation

Goldman Sachs Asset Management retains responsibility for all proxy voting decisions. The principles reflected in the Guidelines are designed to guide us in voting proxies on an array of issues. Portfolio Management Teams are responsible for casting votes in alignment with the Guidelines, acknowledging that individual Portfolio Management Teams may have different interpretations of the appropriate vote under the Guidelines (as described in the “override” process outlined below). Where we place client assets with managers outside of Goldman Sachs Asset Management, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies, including that we may make elections through external manager voting choice programs where applicable.

Under the oversight of the Global Stewardship Team, initial voting outputs (“Outputs”) are developed for each proxy vote that reflect the application of the Guidelines to the particular proposal. Outputs are generally prepopulated into a third-party proxy voting platform (described under “Voting Execution” below). Final votes are then submitted by the Global Stewardship Team through the proxy voting platform. In some cases, in certain markets, votes may be automatically submitted in accordance with the Output, although we retain the ability to recall such automatically submitted votes if warranted. If Goldman Sachs Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed, in our discretion, as material when casting our vote. This may take the form of an override (as described below).

While we seek to vote at all eligible shareholder meetings, from time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote at certain shareholder meetings.

We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines.

Company Engagement

As part of the proxy voting process, companies may engage with shareholders to provide an opportunity for shareholders to share their views and to ask additional questions regarding the company’s corporate governance practices, in addition to any other relevant matters. When engaging with companies, we look to companies to demonstrate how the board considers addressing shareholder feedback received through voting or other channels. Where a management proposal receives a significant level of shareholder dissent, or where a majority of shares are voted in support of a shareholder proposal for which management recommended votes against, we may seek to understand how the board plans to respond to shareholder concerns.

Override Process

We generally cast proxy votes consistently with the Guidelines. Given the case-by-case nature of the Guidelines, there may be a difference of opinion as to the appropriate voting decision under the Guidelines on certain proxy

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

votes, in which case a vote may be different from the Output or the votes cast by other Portfolio Management Teams. In such situations, we will follow our “override” process, which seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of this discretion, Portfolio Management Teams may vote differently on proposals for the same company.

Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular proposal. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters.

Conflicts of Interest

Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and the override process. To mitigate perceived or potential conflicts of interest, when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

C. Voting Execution

Use of Third Parties

We have retained a third-party proxy voting platform service (the “Proxy Platform Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Goldman Sachs Asset Management is responsible for applying the Guidelines to each proxy issue and determining the appropriate voting decision. The Proxy Platform Service provides a platform that facilitates the casting of those votes in an efficient manner.

We conduct an annual due diligence meeting with the Proxy Platform Service to review the processes and procedures related to their voting platform, including any material changes in the services, operations, staffing or processes.

Securities Lending

Some of our managed portfolios participate in a securities lending program. Where applicable, the Fundamental Equity Portfolio Management Team will seek to recall shares that are out on loan for the purpose of voting at shareholder meetings. Recall requests are made on a best-efforts basis, and some requests may not be satisfied in time to vote the shares in question.

The QIS and QES Portfolio Management Teams generally will not recall shares that are out on loan for the purpose of voting at shareholder meetings.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

PART II: PROXY VOTING GUIDELINES SUMMARY

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to global public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

Section 1: Director Elections

Board and Director Accountability

The board of directors serves on behalf of shareholders to ensure that management is effectively developing and implementing a strategy that will lead to long-term shareholder value. As such, we believe that shareholders have the right and responsibility to hold boards and directors accountable in fulfilling their duties and responsibilities. We view director elections as an important mechanism for shareholders to hold boards accountable.

Oversight Role of the Board

Oversight of strategy and risk are key functions of the board of directors. Companies should be managing risks and opportunities that are material to their business and have a link to long-term value creation. We expect boards to:

•	Have processes for reviewing the company’s risk appetite, existing risks, and emerging risks, including over different time horizons

•	Actively engage with the management team on strategy development and oversee the development of a long-term strategic roadmap

•	Disclose how the board provides oversight of the company’s strategy development, risk management, and risk identification system

If the board fails to discharge their risk oversight responsibilities effectively, we may vote against the relevant committee members and/or other relevant directors. This includes in instances of:

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to failure to meet global corporate governance principles and/or significant local market standards

•	Failure to disclose material information in a timely manner

•

Egregious actions related to the director(s)’ service on other boards or other evidence of improper business practices that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Committee Accountability

We believe that board committees play an important role in establishing strong corporate governance and oversight. Subject to local market laws and practices, we generally expect that the board of directors will establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. In certain circumstances or regions, we may expect the board to establish additional committees. The responsibilities of the committees should be publicly disclosed. Subject to local market practices, we generally expect key committees, including audit and compensation/remuneration, to be primarily, if not fully, independent. In most cases, we expect independent chairs to lead each of the key committees.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

We may vote against committee chairs and/or members if we believe a particular committee has fallen short of carrying out their stated responsibilities.

Our expectations for key committees are stated below.

Audit Committee

Audit Committees should be responsible for overseeing the reporting of the company’s financial statements, the establishment of robust internal audit processes, and the management of the independent auditor.

We may consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices. These could include, but are not limited to:

•	Fraud

•	Material misstatement of the company’s financial statements

•	Material weakness in the company’s financial reporting

•	Excessive non-audit fees paid to the independent auditor

In our evaluation, we may examine the severity, breadth, chronological sequence and duration of the issues, as well as the company’s efforts at remediation or corrective actions. Given the serious nature of these issues, we may evaluate whether solely Audit Committee members should receive against votes, or if other board should also be held accountable.

Compensation Committee

Compensation, or Remuneration, Committees should be responsible for establishing the company’s policies and practices related to executive and non-executive compensation. This includes evaluating the appropriate compensation mechanisms and/or frameworks to attract and retain a strong executive team, and to motivate that team to deliver long-term shareholder value.

In evaluating whether directors serving on the Compensation Committee are effectively fulfilling their responsibilities, we may consider whether the company’s compensation plans and practices continue to include problematic pay practices that would cause us to vote against the plan for more than one year.

Nominating and Governance Committee

In general, Nominating and Governance Committees should be responsible for assessing current and prospective director qualities and competencies, conducting the board and director evaluation process, leading the board succession planning processes, and reviewing the board’s corporate governance practices.

In evaluating whether directors serving on the Nominating and Governance Committee are effectively fulfilling their responsibilities, we consider:

•	Board composition requirements, including independence requirements, and the board’s alignment with applicable listing requirements, corporate governance codes, and local market practices

•	Board refreshment processes, policies, and practices

•	Current corporate governance practices and policies, and whether the company maintains or adopted certain governance provisions which may materially limit shareholder rights

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Board Composition and Director Qualifications

To best represent the interests of shareholders, we believe boards should be comprised of directors who are independent, capable, committed, and engaged. The board should include qualified directors with relevant and complementary experience and skill sets. Companies should disclose director nominee information, including biographical information and how each director’s particular skills and experiences are relevant to the company and the board. Disclosure about nominees enables shareholders to make more informed voting decisions.

Evaluations of boards and directors will be informed by market-specific standards, practices, regulations, and other pertinent factors.

Director Independence

Independent directors are critical to oversee management and protect shareholder rights.

We generally expect the board to comply with its local listing standards’ (e.g. New York Stock Exchange / NASDAQ) definitions of independence. We may also consider additional company-specific criteria or local market practices when evaluating director’s independence.

Board Independence

An independent board is best positioned to maintain strong corporate governance practices, effectively support and oversee management, and ensure objectivity in decision-making.

We expect boards to be comprised of a majority of independent directors or align with local market practices. We may vote against responsible directors if we believe board oversight and objectivity is falling short of our expectations and could be improved with greater independent director representation.

Board Composition

Director Qualifications and Skills

We believe boards should be comprised of directors with a mixture of backgrounds, skills, experiences, and perspectives, which should include a range of professional and personal characteristics useful to the effective oversight of the company’s business. We believe this diversity of thought supports the board in fostering robust conversations, better assessing and managing risks and opportunities, and providing strong oversight of the company.

We generally defer to the Nominating Committee, or the full board, to determine the appropriate board composition attributes. The board’s composition should align with local market-specific frameworks, codes, laws, standards, and practices, where applicable. Boards should have robust processes for evaluating director candidates and qualifications. They should regularly review the board’s composition, its identified key skills, and any potential skill gaps to ensure each director and the full board are best equipped to carry out their responsibilities.

To best understand the board’s composition and processes, we look for fulsome disclosure, including:

•	Key skills, experiences, and attributes possessed by the directors

•	Alignment of the key skills and experiences with the company’s long-term strategy

•	The board’s process for regularly evaluating director skills and overall board composition

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Tenure and Term Limits

We believe boards should have a reasonable mix of short-, medium-, and longer-tenured directors. An appropriate balance of tenure enables the board to maintain continuity and institutional knowledge while also introducing fresh perspectives and relevant skills.

We expect boards to regularly review director tenure as part of their board evaluation and refreshment processes. Should a board find age, tenure, and/or term limits useful, we defer to the board to set those limits and expect disclosure about the board’s policy.

While we do not mandate tenure or term limits, we may vote against certain directors, including members of the Nominating and Governance Committee, if we deem the board to have excessive average tenure and without sufficient mitigating factors, like robust refreshment practices.

In markets where local regulations or practices set maximum tenure standards, directors with tenure in excess of such regulations or practices generally will be considered non-independent.

Board and Committee Leadership

We generally believe that boards are best equipped to determine the appropriate board leadership and committee structure for their company, absent significant concerns about leadership, governance, and/or independence. We expect boards to disclose their approach and any relevant policies or processes. We also consider local market standards and practices.

Should significant governance concerns arise, this may inform our voting decisions at a company, including voting against certain directors or supporting shareholder proposals related to board leadership.

We expect boards’ commitment to strong independent leadership to carry through to committee leadership. Key committee chairs should be independent and possess the appropriate skills and experiences to lead the committee(s) on which they serve.

We expect disclosure around any policy related to committee leadership, including those related to committee rotations.

We also consider local market norms and standards where they differ from our baseline views.

Director Commitments

Attendance

Directors should be informed and engaged to best carry out their responsibilities. Board and committee meeting attendance is crucial to maintaining an informed board. We may vote against directors who demonstrate inadequate attendance, without sufficient mitigating factors.

Director Capacity and Commitments

We expect directors serving on shareholders’ behalf to have adequate time and attention to fulfill their responsibilities on each board on which they serve. Nominating committees should evaluate a director candidate’s commitments during the recruitment process and should regularly review each director’s capacity to serve. Companies should disclose its relevant process(es) and policies, including if the board has established its own limitations on the number of board positions held by individual directors.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

In order to ensure directors have sufficient capacity to serve on our behalf, we have established general guidelines on the maximum number of board positions that we expect to be held by individual directors (sometimes referred to as being “overboarded”).

•	No more than five public company boards for independent directors

•	For public company CEOs, no more than two public company boards in addition to their own company

When evaluating director capacity and commitments, we will consider these guidelines in addition to local market norms and standards and company-specific facts and circumstances.

Contested Elections

Our assessment of contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, is based on a case-by-case assessment of company-specific circumstances in order to determine which director candidates are best suited to add value for shareholders.

The assessment includes, but is not limited to, an analysis of the following factors:

•	Company performance relative to its peers

•	The case for change at the targeted company, including the strategy of the incumbents versus that being proposed by the dissident(s)

•	The governance profile of the company, including any evidence of management entrenchment and the board’s history of responsiveness to shareholders

•	The independence, experiences, skills and overall quality of the company’s and the dissident’s respective board candidates

•	Whether minority or majority representation is being sought by the dissident

Our assessment also considers each possible voting option, including – where applicable – the potential to support a mix of management and dissident nominees.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Section 2: Shareholder Rights and Governance Practices

Voting Standards and Election-related Issues

We believe that voting at shareholder meetings is one of the fundamental rights of shareholders. There are certain standards and practices that we believe companies should adopt to better enable shareholders to participate in the voting process. In general, we look for balanced approaches to support shareholder accessibility and influence.

Annual Elections / Classified Boards

We believe that shareholders should, in general and subject to local market standards and practices, have the ability to demonstrate their support, or lack of support, for directors every year. As such, we are supportive of companies adopting annual director elections and maintaining a declassified board. If a company maintains a classified board structure in jurisdictions where the practice is inconsistent with local market standards, we generally expect them to establish a sunset provision that will transition the board to annual director elections over a period of time. We will consider company- or local market-specific circumstances when evaluating a company’s board structure.

Voting Standards for Director Elections

We believe that electing directors to serve on behalf of shareholders is one of the primary responsibilities of shareholders. We believe that certain voting standards, described below, best enable shareholders to exercise this responsibility.

Majority voting

We generally believe that a majority vote standard based on votes cast is most appropriate for the election of directors, and we will generally support proposals that seek the adoption of a majority voting standard in uncontested director elections.

We expect companies to also adopt a resignation or other post-election policy to address situations when directors do not receive majority support.

Cumulative voting

Given our general preference for a majority vote standard for the election of directors, we generally do not believe cumulative voting is appropriate absent additional local market- or company-specific context.

Voting Standards – Other Matters

Supermajority vote standards

We generally believe that a simple majority vote standard should be used for material matters that require shareholder approval. As such, we generally support proposals to reduce or eliminate supermajority vote requirements and will generally not support proposals to require a supermajority shareholder vote.

We will consider company- or local market-specific circumstances when evaluating a company’s voting standards.

Bylaws & Charter Amendments

We believe that material amendments to a company’s bylaws and / or charters should be put forth for shareholder approval.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

In general, we believe that a simple majority vote standard should be used for material matters that require shareholder approval, including amendments to key corporate documents. We will generally support proposals to reduce or eliminate a supermajority vote requirement to amend bylaws and/or charters.

Equal Voting Rights (Dual-Class Stock Structures)

We believe in the “one-share, one-vote” principle and look to companies to create alignment between shareholders’ economic interests and their voting power.

We generally support companies maintaining or converting to a one-share, one-vote (single-class stock) capital structure. We generally do not support companies in maintaining or introducing dual-class capital structures or the creation of super voting shares.

We will consider company- or local market-specific circumstances when evaluating a company’s share class structure.

Shareholder Meetings and Access

Right to Call Special Meetings

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the right to call special meetings.

We believe a 25% threshold is generally reasonable for special meetings, but we may support lower thresholds if a company does not currently give shareholders the right to call special meetings. If the right already exists at 25% (or lower), we generally will not support lowering the threshold, taking into account company-specific circumstances.

We generally think that the right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Right to Act by Written Consent

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the ability to act by written consent if they do not have a history of strong governance practices or they do not currently give shareholders the right to call special meetings at a threshold of 25% or lower.

Meeting Format

We believe that shareholders have the right to participate in the annual meeting, or special meetings, of the companies in which they are invested. Where consistent with local market standards and practices, we generally support companies electing to host hybrid* shareholder meetings. In certain markets, companies are also allowed to hold virtual-only* shareholder meetings. We generally support companies’ decisions to hold virtual-only shareholder meetings so long as shareholder participation rights are appropriately protected. We will consider any company- or market-specific circumstances, including local regulations, when evaluating these proposals.

* The phrase “virtual-only” refers to a meeting that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid” refers to an in-person meeting in which shareholders are also permitted to participate online.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Shareholder Rights Plans (‘Poison Pills’)

We review shareholder rights plans, commonly known as poison pills, on a case-by-case basis.

When evaluating poison pills, we consider several factors, including:

•	Board independence

•	Existing takeover defenses

•	Problematic governance practices

We expect companies to disclose their rationale for adopting the pill, and we expect companies to submit a poison pill for shareholder approval within one year of adoption.

Certain problematic practices related to a company’s poison pill may inform our voting decisions, including director elections. Examples of problematic practices include:

•	The poison pill has a dead-hand or modified dead-hand feature for an extended period of time

•	The board adopts or renews a poison pill without shareholder approval and does not commit to putting the pill to a shareholder vote within one year of adoption

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Section 3: Auditors and Audit Practices

Reliable financial reporting is critical for shareholders to assess a company’s performance. We expect independent auditors to provide an independent, objective opinion that financial statements are complete and accurate. We also expect the board’s Audit Committee to oversee the management of the auditing process.

Auditor Ratification

External auditors play an important role in the financial system by assuring the integrity of a company’s financial statements. To best fulfill their responsibilities, we expect auditors to be independent and free of conflicts of interest. Where consistent with local market standards, we also expect companies to allow shareholders to approve the appointment of the company’s auditor each year.

In evaluating auditors, we may withhold support if we have concerns related to any of the following:

•

An auditor lacks independence. Our analysis of an auditor’s independence may consider whether an auditor has a financial interest in or association with the company; excessive fees for non-audit related business; and other relevant context;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures.

Audit Committee Oversight

The board of directors’ Audit Committee should be responsible for overseeing the management of the independent auditor, in addition to overseeing the reporting of the company’s financial statements and the establishment of robust internal audit processes. As described in “Director Elections” above, we will consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Section 4: Business Items & Issues

Business Practices

We generally believe that routine business practices and decision making should be left to the discretion of management and the board.

Reincorporation

We evaluate reincorporation proposals on an individual basis, taking into consideration the company’s economic and strategic rationale and the impact the reincorporation would have on shareholders’ rights.

Exclusive Venue for Shareholder Lawsuits

We generally defer to companies on organizational issues, including selecting venues for shareholder lawsuits. While we generally support the selection of an exclusive venue, we will consider the reasons for the proposal, the strength of the company’s existing governance practices, relevant regulations, and shareholder rights in the selected jurisdiction when evaluating a specific proposal.

Bundled Proposals

We generally support the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided or if one or more of the nominees does not meet the expectations of our policy (see Section 1 – Director Elections).

Transactions & Capital Structure

Transactions

Mergers & Acquisitions

We expect major corporate transactions, like a merger or acquisition, to be carried out in the best interest of shareholders. Companies should provide strategic, operational, and financial rationale for the transaction and articulate how it will create long-term value for shareholders. We also expect the board of directors to have thorough oversight of the process.

Related-Party Transactions

In markets where shareholders are required to approve related-party transactions, we expect companies entering into related-party transactions to comply with relevant corporate laws and/or listing standards. We also expect entities entering into such a transaction to disclose details of the nature of the transaction, including the rationale, the value, and timing, so shareholders can best evaluate the transaction.

When evaluating such transactions, we may consider the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors and independent financial advisors;

•	Whether any entities party to the transaction (including advisers) is conflicted

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Capital Structure

We believe capital structure changes should be driven by legitimate business needs and should not disadvantage shareholders. We generally are not supportive of implementing capital structure changes that are intended for anti-takeover purposes.

Our evaluation of capital structure related issues is company-specific and may be informed by local market practices, laws, regulations, and other applicable standards.

General considerations for common capital structure-related issues are detailed below.

Common Stock

We are generally supportive of companies increasing the number of shares of common stock up to 100% over the current authorization, subject to any stricter limits set in local market standards or practices.

Preferred Stock

We generally support the creation of a new class of preferred stock or issuances of preferred stock up to a reasonable percent of issued capital. We are unlikely to support the creation or issuance if the terms would adversely impact the rights of existing shareholders, including shares that would carry superior voting rights.

We generally oppose the creation of preferred stock with unspecified voting, conversion, dividend and other rights, commonly known as “blank check” preferred, unless the company states the stock will not be used for anti-takeover purposes.

Share Repurchase Plans

While we are generally supportive of share repurchase plans, when evaluating a proposal, we will consider the underlying purpose, historical abuse of repurchase plans, and reasonableness of pricing provisions and safeguards.

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Section 5: Compensation

Compensation Overview

We believe effective compensation practices, also referred to as remuneration in many markets, should enable companies to attract and retain the talent they need to deliver on their long-term strategies. We expect compensation plans to be reasonable, incentivize appropriate risk-reward trade-offs, align with company performance, and ultimately drive long-term shareholder value. We believe companies should have an appropriate balance of short- and long-term metrics that are aligned to business goals and objectives. Effective disclosure of compensation plans and practices also enables shareholders to evaluate alignment between pay outcomes and business performance. We expect disclosure of approach and rationale, particularly if a company’s compensation practices differ significantly from market standards and practices.

Votes on compensation matters may take different forms in different markets, but generally can include:

•	Advisory votes on executives’ compensation / remuneration (“Say on Pay”);

•	Votes to approve new equity plans or amend existing equity plans;

•	Votes to approve specific grants of shares to executives; and

•	Shareholder resolutions addressing certain aspects of executive compensation.

Below are more detailed explanations of how our compensation principles and expectations inform our voting on key compensation-related ballot items.

Advisory Votes on Executive Compensation

“Say-on-Pay” / Remuneration Plans

We believe boards are responsible for establishing compensation plans that are appropriate for the company’s circumstances and strategy. While unique to each company, we expect plans to demonstrate alignment between executive compensation and business performance. Thorough disclosure of compensation plans allows shareholders to best evaluate the compensation decisions of the board. While we do not take a prescriptive approach, we evaluate the designs of both short-term and long-term incentive plans, and our compensation evaluations are company- and market- specific. As such, certain practices or decisions may negatively influence our support. These factors may include, but are not limited to:

Compensation Plan Design and Board Actions

•	Lack of transparent disclosure of compensation philosophy, goals, and targets

•	Limited presence of performance-based long-term incentive awards

•	Abbreviated time period for long-term incentive awards

•	Outsized bonus payouts lacking performance linkage and/or proper disclosure

•	Egregious employment or retention agreements

•	Adjustments made to targets and/or performance metrics during the pay period without sufficient disclosure

•	Repricing or replacing of underwater stock options without prior shareholder approval

Equity Compensation Plans

We believe equity compensation plays an important role in attracting and retaining key talent, including executives. As such, we generally defer, within reasonable limits, to company decisions on how best to

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

implement equity compensation plans. When determining our support for a specific plan proposal, we will evaluate potential plan cost, plan features, and historical grant practices. Certain plan features, such as the ability to reprice stock options or stock appreciation rights without prior shareholder approval, unfavorable change-in-control features, the presence of gross ups, and options reload, may negatively impact our support for an equity plan.

Other Compensation-Related Matters

Non-Executive Director Compensation

We are generally supportive of compensating non-executive directors in cash, taking into account peer practices and market and regional norms, unless the amounts are excessive.

We evaluate equity compensation for non-executive directors on a case-by-case basis. In our evaluation, we may consider total non-executive director compensation, potential dilution, and market practices and norms, as well as other factors.

Employee Stock Purchase Plans

We believe employee stock purchase plans can be a valuable tool to support a company’s ability to attract and retain talent. As such, we are generally supportive of qualified employee stock purchase plans. When evaluating non-qualified purchase plans, we usually consider the following factors:

•	Broad-based participation

•	Limits on employee contributions

•	Presence of a discount on the stock price on the date of purchase

Option Exchange Programs/Repricing Options

We understand that companies may face circumstances where they believe exchanging or repricing options is warranted. We evaluate those situations on a case-by-case basis and will generally consider the following factors, in addition to others:

•	Rationale for the re-pricing

•	Terms and exercise price of the options

•	Participants in the program – namely if executive officers and directors are included or excluded

•	Historic trading patterns and stock price volatility

Golden Parachutes

We evaluate change-in-control payments (“Golden Parachutes”) on a case-by-case basis. Our evaluation generally includes the factors listed below:

•	New single-trigger entitlements for outstanding awards

•	Maximum performance payout for the long-term incentive plan regardless of performance results

•	Max payout for the short-term incentive plan regardless of performance results

•	New single-trigger grants in connection with merger

•	Single trigger cash payments

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Section 6: Shareholder Proposals

We evaluate shareholder proposals with the primary focus of promoting long-term shareholder value. When evaluating shareholder proposals, the following factors are generally considered:

Materiality

•	Whether the subject of the proposal is considered to be material to the company’s business

•	Whether the proposal is appropriately tailored to the facts and circumstances of the particular company where it is being submitted

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation, risk profile, or business performance

Disclosure

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information

•	If the disclosure would materially add to shareholders’ ability to assess the company’s financial performance, strategic positioning, or corporate governance

•	If the information could be produced at reasonable cost to the company and its shareholders

Proposal content and implementation

•	Whether the subject of the proposal is best left to the discretion of the board

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage

GOLDMAN SACHS ASSET MANAGEMENT

GLOBAL PROXY VOTING: POLICY, PROCEDURES AND GUIDELINES

Section 7: Sustainability

We expect companies to manage risks and opportunities that are material to their businesses and have a clear link to long-term value creation, including – where relevant – “sustainability”-related issues. These could include, where material for a particular company:

•	Climate-related risks and opportunities

•	Biodiversity and other environmental matters

•	Human capital management and other labor issues

•	Human rights

•	Corporate political activities

•	Other sector-specific sustainability matters

We evaluate companies’ corporate strategies, investment and financing activities, management incentives, resource use, regulatory policies, and environmental impact, as well as their overall effect on and engagement with consumers, workers, and the communities in which they operate to assess and promote long-term value creation.

As with other risk and strategic issues, we expect boards to have robust oversight and disclosure of processes and practices for material sustainability-related risks and opportunities. We seek to understand how the company has identified material issues; the strategy around, and risk management of, those material issues; and any relevant metrics and targets used to assess performance related to the material issues. This includes an assessment of whether the company’s related disclosures allow for investors to effectively evaluate companies’ practices related to material sustainability-related risks and opportunities, including – where relevant – whether the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group’s standards or recommendations.

In instances where we believe a company does not provide the appropriate oversight, disclosures, and/or evidence of effective practices relating to business-relevant sustainability issues, we may express our views through our engagement and/or voting. Our views are shaped by the company’s business and commercial context, as well as local market standards and practices, reflecting our case-by-case approach to assessing sustainability matters.

GOLDMAN SACHS ASSET MANAGEMENT

GOLDMAN SACHS BDC, INC.

PROSPECTUS

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The interim unaudited consolidated financial statements as of June 30, 2026, for the three and six months ended June 30, 2026 and June 30, 2025 and the audited financial statements of Goldman Sachs BDC, Inc. as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2025, have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

(2)	Exhibits

(a)	Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (file no. 814-00998), filed on October 13, 2020).

(b)	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on December 20, 2021).

(c)	Not applicable.

(d)(1)	Description of Securities (incorporated by reference to Exhibit 4.3 to the Company’s Annual Report on Form 10-K (File no. 814-00998), filed on February 20, 2020).

(d)(2)	Indenture, dated February 10, 2020, by and between the Company and Computershare Trust Company, National Association, as trustee (as successor to Wells Fargo Bank, National Association) (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on February 11, 2020).

(d)(3)	Third Supplemental Indenture, dated as of March 11, 2024, relating to the 6.375% Notes due 2027, by and between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on March 11, 2024).

(d)(4)	Form of 6.375% Notes due 2027 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on March 11, 2024).

(d)(5)	Fourth Supplemental Indenture, dated as of September 9, 2025, relating to the 5.650% Notes due 2030, by and between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on September 9, 2025).

(d)(6)	Form of 5.650% Notes due 2030 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File no. 814-00998), filed on September 9, 2025).

(d)(7)	Fifth Supplemental Indenture, dated January 28, 2026, relating to the 5.100% Notes due 2029, by and between the Company and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-00998), filed on February 2, 2026).

(d)(8)	Form of 5.100% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 814-00998), filed on February 2, 2026).

(d)(9)	Form of Subscription Certificate (incorporated by reference to Exhibit (d)(4) to the Company’s Registration Statement on Form N-2 (file no. 333-214506), filed on January 19, 2017).

(d)(10)	Form of Subscription Agent Agreement (incorporated by reference to Exhibit (d)(5) to the Company’s Registration Statement on Form N-2 (file no. 333-214506), filed on January 19, 2017).

(d)(11)	Form of Warrant Agreement (incorporated by reference to Exhibit (d)(6) to the Company’s Registration Statement on Form N-2 (file no. 333-214506), filed on January 19, 2017).

(d)(12)	Form of Certificate of Designations for Preferred Stock (incorporated by reference to Exhibit (d)(7) to the Company’s Registration Statement on Form N-2 (file no. 333-214506), filed on January 19, 2017).

(d)(13)*	Statement of Eligibility of Trustee on Form T-1.

(e)	Dividend Reinvestment Plan, amended as of September 13, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File no. 814-00998), filed on November 3, 2022).

(f)	Not applicable.

(g)	Third Amended and Restated Investment Management Agreement, dated as of February 27, 2025, between the Company and Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K (File no. 814-00998), filed on February 27, 2025).

(h)(1)**	Form of Underwriting Agreement for Equity Securities.

(h)(2)**	Form of Underwriting Agreement for Debt Securities.

(i)	Not applicable.

(j)	Custody Agreement, dated as of April 1, 2013, between Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit (j) to pre-effective Amendment No. 8 to the Company’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 10, 2015).

(k)(1)	Administration Agreement, dated as of April 1, 2013, between the Company and State Street Bank and Trust Company (incorporated by reference to Exhibit (k)(3) to pre-effective Amendment No. 7 to the Company’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(k)(2)	Senior Secured Revolving Credit Agreement, dated as of September 19, 2013 among the Company, as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent (incorporated by reference to Exhibit (k)(5) to pre-effective Amendment No. 8 to the Company’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 10, 2015).

(k)(3)	First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 3, 2014 among the Company, as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (file no. 001-35851), filed on May 14, 2015).

(k)(4)	Joinder Agreement, dated as of January 16, 2015, by HSBC Bank USA, National Association, as Assuming Lender, in favor of the Company as Borrower, and SunTrust Bank, as administrative agent under the Revolving Credit Facility (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q (file no. 001-35851), filed on May 14, 2015).

(k)(5)	Joinder Agreement, dated as of March 27, 2015, by CIT Finance LLC, as Assuming Lender, in favor of the Company as Borrower, and SunTrust Bank, as administrative agent under the Revolving Credit Facility (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q (file no. 001-35851), filed on May 14, 2015).

(k)(6)	Joinder Agreement, dated as of February 27, 2019, by MUFG Union Bank, N.A., as Assuming Lender, in favor of the Company as Borrower, and SunTrust Bank, as administrative agent under the Revolving Credit Facility (incorporated by reference to Exhibit 10.25 to the Company’s Annual Report on Form 10-K (file no. 814-00998), filed on February 28, 2019).

(k)(7)	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, SunTrust Bank, as Administrative Agent and as Collateral Agent, and, solely with respect to Section 5.9, DDDS BL, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 814-00998), filed on November 5, 2015).

(k)(8)	Third Amendment to Senior Secured Revolving Credit Agreement, dated as of December 16, 2016, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K (File No. 814-00998), filed on December 21, 2016).

(k)(9)	Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 21, 2018, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, and SunTrust Bank as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K (File No. 814-00998), filed on February 22, 2018).

(k)(10)	Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto and SunTrust Bank, as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (file no. 814-00998), filed on September 17, 2018).

(k)(11)	Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 25, 2020, among the Company, as Borrower, the lenders party thereto, Truist Bank (as successor by merger to SunTrust Bank), as Administrative Agent and as Collateral Agent and other parties party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (file no. 814-0098), filed on February 28, 2020).

(k)(12)	Seventh Amendment to Senior Secured Revolving Credit Agreement, dated as of November 20, 2020, among the Company, as Borrower, the lenders party thereto, Truist Bank (as successor by merger to SunTrust Bank), as Administrative Agent and as Collateral Agent and other parties party thereto (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K (File no. 814-00998), filed on February 25, 2021).

(k)(13)	Eighth Amendment to Senior Secured Revolving Credit Agreement, dated as of August 13, 2021, among the Company, as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent and other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File no. 814-00998) filed on August 19, 2021).

(k)(14)	Ninth Amendment to Senior Secured Revolving Credit Agreement, dated as of May 5, 2022, among the Company, as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent and other parties party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q (File no. 814-00998), filed on August 4, 2022).

(k)(15)	Tenth Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 18, 2023, among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-00998), filed on October 24, 2023).

(k)(16)	Eleventh Amendment to Senior Secured Revolving Credit Agreement, dated as of June 28, 2024, among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-00998), filed on July 3, 2024).

(k)(17)	Twelfth Amendment to Senior Secured Revolving Credit Agreement, dated as of June 24, 2025, among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-00998), filed on June 26, 2025).

(k)(18)	Thirteenth Amendment to Senior Secured Revolving Credit Agreement, dated as of December 17, 2025, among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-00998), filed on December 22, 2025).

(k)(19)	Fourteenth Amendment to Senior Secured Revolving Credit Agreement, dated as of January 14, 2026, among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 814-00998), filed on May 7, 2026).

(k)(20)	Fifteenth Amendment to Senior Secured Revolving Credit Agreement, dated as of May 5, 2026, among Goldman Sachs BDC, Inc., as Borrower, the lenders party thereto, Truist Bank, as Administrative Agent and as Collateral Agent, and the other parties thereto (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q (File No. 814-00998), filed on May 7, 2026).

(k)(21)	Transfer Agency and Services Agreement, effective as of May 2, 2016, by and between the Company, Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.2 to the to the Company’s Quarterly Report on Form 10-Q (file no. 814-00998), filed on May 9, 2016).

(k)(22)	License Agreement, dated as of April 1, 2013, between the Registrant and the Goldman, Sachs & Co. (incorporated by reference to Exhibit (k)(4) to pre-effective Amendment No. 7 to the Company’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(l)(1)*	Opinion and Consent of Fried, Frank, Harris, Shriver & Jacobson LLP, dated September 29, 2026.

(m)	Not applicable.

(n)(1)*	Independent Registered Public Accounting Firm Consent of Goldman Sachs BDC, Inc.

(n)(2)*	Power of Attorney.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant (incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-K (file no. 814-00998), filed on February 24, 2022).

(r)(2)*	Code of Ethics of Goldman Sachs Asset Management, L.P.

(s)*	Calculation of Filing Fee Table.

*	Filed herewith
**	To be filed by post-effective amendment or incorporated by reference, as applicable.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated by reference herein and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	(1)
Printing expenses	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Miscellaneous	(2)

Total	(2)

(1)

In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, the Registrant is deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.

(2)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28.	Persons Controlled by or Under Common Control with Registrant

The following list sets forth each of the Registrant’s subsidiaries, the state under whose laws each subsidiary is organized and the voting securities owned by the Registrant, directly or indirectly, in such subsidiary, which is included in the Registrant’s consolidated financial statements:

BDC Blocker I, LLC (Delaware)	100.0%
GSBD Blocker II, LLC (Delaware)	100.0%
GSBD Wine I, LLC (Delaware)	100.0%
GSBD Blocker III, LLC (Delaware)	100.0%
GSBD Blocker IV, LLC (Delaware)	100.0%
GSBD Blocker V, LLC (Delaware)	100.0%
MMLC Blocker I, LLC (Delaware)	100.0%
MMLC Blocker II, LLC (Delaware)	100.0%
MMLC Wine I, LLC (Delaware)	100.0%
MMLC Blocker III, LLC (Delaware)	100.0%

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s securities as of September 24, 2026:

Title of Class	Number of Record Holders
Common shares, par value $0.001 per share	10

Item 30.	Indemnification

As permitted by Section 102 of the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the Registrant, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws each provide that all directors, officers, employees and agents of the Registrant will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL empowers the Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers the Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Registrant, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Registrant unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the Registrant has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the Registrant only if it is consistent with the Investment Company Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the Registrant to pay expenses (including attorneys’ fees) incurred by an officer or director of the Registrant in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the Registrant as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Registrant, or persons serving at the request of the Registrant as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Registrant deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes the Registrant to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the Registrant would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows the Registrant to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the Registrant to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

The Administration Agreement provides that we shall indemnify and hold the administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the administrator resulting from any claim, demand, action or suit in connection with the administrator’s acceptance of the Administration Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by us or upon reasonable reliance on information or records given or made by us or our Investment Adviser, provided that this indemnification shall not apply to actions or omissions of the administrator, its officers or employees in cases of its or their own negligence, bad faith or willful misconduct.

We expect that each underwriting agreement will provide that we will indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act, or contribute to payments that the underwriters may be required to make in respect thereof.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Investment Adviser, and each managing director, director or executive officer of our Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-37591), and is incorporated by reference herein.

Item 32.	Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Goldman Sachs BDC, Inc., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282;

(2)	the Transfer Agent, Computershare Trust Company, N.A., 150 Royall Street, Suite 101, Canton, Massachusetts 02021;

(3)	the Custodian, State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114; and

(4)	the Investment Adviser, Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1), (a)(2), and (a)(3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e) that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The undersigned Registrant hereby undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the 29th day of September, 2026.

GOLDMAN SACHS BDC, INC.

By:	/s/ Vivek Bantwal
Name:	Vivek Bantwal
Title:	Co-Chief Executive Officer

By:	/s/ David Miller
Name:	David Miller
Title:	Co-Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Vivek Bantwal, David Miller, Stanley Matuszewski, and Caroline Kraus, jointly and severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Vivek Bantwal Vivek Bantwal	Co-Chief Executive Officer (Co-Principal Executive Officer)	September 29, 2026

/s/ David Miller David Miller	Co-Chief Executive Officer (Co-Principal Executive Officer)	September 29, 2026

/s/ Stanley Matuszewski Stanley Matuszewski	Chief Financial Officer and Treasurer (Principal Financial Officer)	September 29, 2026

/s/ John Lanza John Lanza	Principal Accounting Officer	September 29, 2026

/s/ Timothy J. Leach Timothy J. Leach	Chairperson of the Board of Directors	September 29, 2026

/s/ Jaime Ardila Jaime Ardila	Director	September 29, 2026

/s/ Carlos E. Evans Carlos E. Evans	Director	September 29, 2026

/s/ Richard A. Mark Richard A. Mark	Director	September 29, 2026

/s/ Katherine Uniacke Katherine Uniacke	Director	September 29, 2026